0001
 1   UNITED STATES DISTRICT COURT
 2   SOUTHERN STATE OF NEW YORK
 3   . . . . . . . . . . . . . . . . . . . . . . X
     PETER LINDNER,
 4
 5                            Plaintiff, 06 Civ. 3834 (JGK) (THK)
 6                  -against-
 7
 8   AMERICAN EXPRESS,
 9
                              Defendant.
10   . . . . . . . . . . . . . . . . . . . . . . X
11                               Federal Courthouse
                                 500 Pearl Street
12
                                 January 15, 2009
13                               10:43 a.m.
14
15             DEPOSITION of QING LIN, a Defendant
16   herein, taken on behalf of the Plaintiff, held
17   pursuant to Court Order, before a Registered
18   Professional Reporter and Notary Public of the State
19   of New York.
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0002
 1   A P P E A R A N C E S :
 2               PETER W. LINDNER
                     One Irving Place #G-23-C
 3                   New York, New York 10003
                 PRO SE
 4
 5
                 KELLEY DRYE & WARREN, LLP
 6               Attorneys for Defendants
                     101 Park Avenue
 7                   New York, New York 10178
                 BY: JEAN Y. PARK, ESQ.
 8
 9   ALSO PRESENT:
10             Dmitry Zvonkov, Videographer
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12                            oOo
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0003
 1             IT IS HEREBY STIPULATED AND AGREED by and
 2   between the attorneys for the respective parties
 3   herein that the sealing, filing and certification of
 4   the within deposition be waived; that such
 5   deposition may be signed and sworn to before any
 6   officer authorized to administer an oath with the
 7   same force and effect as if signed and sworn to
 8   before a Judge of this court.
 9             IT IS FURTHER STIPULATED AND AGREED that
10   all objections, except as to form, are reserved to
11   the time of trial.
12
13                            oOo
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0004
 1                            Lin
 2   Q  I N  G    L  I  N,
 3            having been first duly sworn by Marian
 4            Pender O'Neill, a Notary Public of the State
 5            of New York, was examined and testified as
 6            follows:
 7   EXAMINATION BY
 8   MR. LINDNER:
 9             THE VIDEOGRAPHER:  We are on the
10        record at approximately 10:46 a.m.  This is
11        tape number one in the deposition of Qing
12        Lin In The Matter of Peter Lindner versus
13        American Express, Case Number 06 Civ. 384
14        (JGK) (THK).
15             MS. PARK:  It's 3834, is the actual
16        Civil Action Number.
17             THE VIDEOGRAPHER:  It's in the United
18        States District Court, Southern District of
19        New York.  The deposition is being held at
20        500 Pearl Street, on the 9th floor, on
21        January 15, 2009.  My name is Dmitry
22        Zvonkev of Chait Digital and I am the legal
23        video specialist.
24             Will counsel, and all present, please
0005
 1                            Lin
 2        introduce yourselves for the record.
 3             MS. PARK:  Jean Park of Kelly, Drye
 4        and Warren for defendant's American Express
 5        and Qing Lin.
 6             MR. LINDNER:  I'm Peter Lindner.  I'm
 7        the plaintiff Pro Se and I represent
 8        myself, no law firm.
 9             THE VIDEOGRAPHER:  Would the reporter
10        please swear in the witness?
11             THE COURT REPORTER:  Can you raise
12        your right hand, please?
13                       (Whereupon the witness
14                       raises his right hand.)
15             THE COURT REPORTER:  Do you swear the
16        testimony you are about to give is the
17        truth, the whole truth and nothing but the
18        truth, so help you God?
19             THE WITNESS:  Yes.
20             MR. LINDNER:  Doesn't the deposition
21        (sic) have to identify his name?  Can he --
22             MS. PARK:  Mr. Lindner, start your
23        deposition.
24             MR. LINDNER:  I wish to start the
0006
 1                            Lin
 2        deposition.  We are on the record right
 3        now.
 4             THE VIDEOGRAPHER:  Put on the
 5        microphone.
 6             MR. LINDNER:  I'm sorry.  We are on
 7        the record right now.  We have already
 8        sworn in the witness and the videographer
 9        has stated the case number.  Unfortunately,
10        the case is slightly differently titled.
11        It's Peter Lindner versus American Express
12        and Qing Lin.  Qing Lin is being deposed
13        here today.  The date is January 15th at
14        10:48 a.m. and the court reporter is going
15        to make a copy of the record.  We will
16        begin the questioning now.
17   Q  I N  G    L  I  N,
18            having been first duly sworn by Marian
19            Pender O'Neill, a Notary Public of the State
20            of New York, was examined and testified as
21            follows:
22   EXAMINATION BY
23   MR. LINDNER:
24        Q    So, Mr. Lin, do you know me?
0007
 1                            Lin
 2        A    Yes.
 3        Q    How do you know me?
 4        A    You use to be an employee of American
 5   Express and we used to work together.
 6        Q    Can you go in a little further about how
 7   we use to work together?
 8             MS. PARK:  Objection to form.
 9        Q    Can you please explain that statement,
10   about working together?
11             MS. PARK:  Objection to form.
12             MR. LINDNER:  Objection noted.  Please
13        answer the question.
14             THE WITNESS:  Ms. Park?
15             MS. PARK:  Sure.  Well, Mr. Lindner,
16        one of the ground rules is, you are here
17        today for a deposition.  To the extent that
18        you do not understand or require a
19        clarification, with respect to any question
20        that Mr. Lindner asks you, you need to ask
21        Mr. Lindner for that clarification.  From
22        time to time I will make an objection on
23        the record.  That doesn't mean that you
24        shouldn't answer the question.  Go ahead
0008
 1                            Lin
 2        and answer the question, I'm just noting my
 3        objection on the record.  So, unless I
 4        direct you not to answer a question, you
 5        should go ahead and answer.
 6             THE WITNESS:  Okay.
 7        A    Peter, could you state your question
 8   again?
 9             MR. LINDNER:  Stenographer, Marian,
10        could you state your name for the record?
11                       Off the record.
12                       (Discussion held off the
13                       record.)
14                       (Record read)
15        A    When you were an employee in CCSG
16   Underwriting team I was the vice-president of CCSG
17   Underwriting.
18        Q    Was that the first time we met?
19             MS. PARK:  Objection to form.
20        A    I do not remember.
21        Q    Do you have an approximate idea of when
22   we met?
23        A    I do not remember.
24        Q    Do you remember when you joined American
0009
 1                            Lin
 2   Express?
 3        A    Yes.
 4        Q    Can you tell me when that was?
 5        A    1990, September.
 6        Q    Do you know which day?
 7        A    September 17, 1990.
 8        Q    Do you know what day of the week that
 9   was?
10             MS. PARK:  Objection.  What's the
11        relevance of that?
12             MR. LINDNER:  Objection noted.
13        A    I do not remember.
14        Q    Do you remember who your manager was
15   when you started?
16        A    Yes.
17        Q    What was his or her name?
18        A    Debora Stabile.
19        Q    Do you remember what the group was
20   called?
21             MS. PARK:  Objection to form.
22        A    Score --
23             MR. LINDNER:  S-c-o-r-e.
24        A    -- Development.
0010
 1                            Lin
 2        Q    Let me ask a different question.  I
 3   remember Deborah Stabile at American Express.  Did
 4   you work for her at any time?
 5             MS. PARK:  Objection to form.
 6        A    Please clarify your question.  Did I
 7   work for her any time?
 8        Q    Yes, any time in your life?
 9        A    Yes.
10             MR. LINDNER:  Thank you.  I have some
11        introductory questions, which I can't find,
12        but, when I do find it, I'm going to --
13        Excuse me, I just found them.
14        Q    So, let me ask this.  I meant to ask it
15   earlier.  I'm new at this.  I've done this before
16   actually.  I have done this ten years ago but if
17   you don't ask me to rephrase a question I ask,
18   then for all future purposes we will know that you
19   understood the question in giving an answer.  Is
20   that clear to you, Qing?
21        A    I understand what you said.
22        Q    Thanks.  It's clear to you; correct?
23        A    Yes.
24             MR. LINDNER:  Thank you very much,
0011
 1                            Lin
 2        sir.
 3        Q    Now, continuing on on your history.  You
 4   worked for America Express starting in 1990.  What
 5   is your current company?
 6             MS. PARK:  Objection.  Your current
 7        company?
 8        Q    What company do you work for currently?
 9        A    American Express.
10        Q    Do you have the same title now that you
11   had then?
12             MS. PARK:  Objection to form.  When he
13        was hired?
14             MR. LINDNER:  Yes.
15        A    No.
16        Q    Do you remember what the position is
17   when you were hired, what your title was?
18        A    Yes.
19        Q    What is it?
20        A    Manager of Score Development.
21        Q    Did you have people reporting to you as
22   a manager?
23        A    Could you clarify the question?
24        Q    Yes.
0012
 1                            Lin
 2        A    At the time --
 3        Q    When you were hired?
 4        A    When I was hired, no.
 5             MR. LINDNER:  Thank you, that's what I
 6        meant.  Thank you very much.  Sometimes I
 7        don't ask the right question.  I don't have
 8        the right form.  Ms. Park, if you could
 9        help me on that, I'd appreciate that.
10        Q    But your title now is different than
11   Manager for Development?  Can you tell me what
12   your current title is?
13        A    Senior Vice-President and Chief Credit
14   Officer of Open.
15        Q    What is the last word?
16        A    Open, O-p-e-n.
17        Q    What's Open?
18        A    Open is a business unit at American
19   Express.
20        Q    Is it an acronym or what?
21        A    No, it is a planned name.
22        Q    O-p-e-n?
23        A    O-p-e-n.
24        Q    Like an open and shut case.  So, are you
0013
 1                            Lin
 2   at liberty to reveal what Open is?
 3        A    Yes.
 4        Q    Can you please say what it is?
 5        A    Open is servicing the small business
 6   customers.
 7        Q    Who do you report to?
 8        A    Ash Gupta.
 9        Q    What is his title?
10        A    Chief Risk Officer of American Express
11   and the President of Risk Information and Banking.
12             MR. LINDNER:  Alright, thank you very
13        much.
14        Q    Back when you started working at
15   American Express was Ash Gupta already in American
16   Express?
17        A    Yes.
18        Q    Do you know who he worked for or who
19   worked for him?  Was he related to your group?
20             MS. PARK:  Objection to form.  That's
21        two questions.  Which one do you want him
22        to answer?
23        Q    You said you remembered that Ash Gupta
24   was in American Express when you arrived on the
0014
 1                            Lin
 2   scene.  That is correct; yes?
 3        A    Yes.
 4        Q    So, when -- Do you know whom -- You said
 5   you reported to Debora Stabile; correct?
 6        A    Yes.
 7        Q    Do you know who she reported to?
 8        A    At the time --
 9        Q    Yes.
10        A    -- when I joined American Express?
11        Q    Correct.
12        A    She reported to Yosha Maha (sic.)
13        Q    Can you spell that name, please?
14        A    No, I do not know how to spell that
15   name, sorry.
16        Q    Can you roughly spell it approximately?
17        A    No.  I only now know how to pronounce
18   the name.  She was the Senior Vice-President.
19        Q    She was a Senior VP and it's a woman?
20        A    It's a woman, yes.
21        Q    Do you know who that woman reported to?
22        A    Yes.
23        Q    Who would that be?
24        A    Lou Lombardo.
0015
 1                            Lin
 2        Q    Do you know Lou Lombardo's title?
 3        A    I do not remember the exact title.  He
 4   --
 5        Q    Do you remember approximately?  I'm
 6   sorry to cut you off.
 7        A    He was the Executive Vice-President.
 8        Q    Do you know which group of people he
 9   would be in charge of?
10             MS. PARK:  Mr. Lindner, I'm going to
11        object at this point.  There is an Order
12        issued by Magistrate Judge Katz restraining
13        your line of questioning to what is
14        relevant to your claim.  You are now asking
15        Mr. Lin about positions and people nineteen
16        years ago.  There is no relevance to your
17        claims.  Move on.
18             MR. LINDNER:  Objection noted.  Thank
19        you very much, Ms. Park.  I'm asking the
20        question anyhow.
21        Q    Do you know which groups reported to
22   him?
23             MS. PARK:  Objection to form.  Mr.
24        Lombardo?
0016
 1                            Lin
 2        Q    I'm sorry.  Do you know which groups
 3   that Lou Lombardo was in charge of or controlled
 4   or managed?
 5             MS. PARK:  Back in 1990 when Mr. Lin
 6        was hired?
 7             MR. LINDNER:  Correct.
 8             MS. PARK:  To the best of your
 9        recollection, go ahead and answer.
10        A    I remember Mr. Lombardo is the Executive
11   Vice-President responsible for all Servicing
12   Centers of America Express and Credit Risk
13   Management.
14        Q    So, there are two parts here.  One would
15   be the Servicing Centers, and they were not
16   physically located in New York City, is that
17   correct?  Some of them were but some of them were
18   not?
19        A    Yes.
20        Q    Can you tell me where they were located?
21        A    Are you asking an exact address?
22        Q    No, just the city or state?
23        A    New York City.
24        Q    Yes.
0017
 1                            Lin
 2        A    Queensborough, North Carolina.
 3        Q    Yes.
 4        A    Phoenix, Arizona.
 5        Q    Yep.
 6        A    Fort Lauderdale, Florida, and I might
 7   remember Jacksonville Florida.  There could be
 8   other centers I do not remember.
 9        Q    Could another city be Salt Lake City?
10        A    Yes.
11        Q    It could be or you think it is?
12        A    I think it is.  I remember, yes.
13             MR. LINDNER:  It is easy to forget
14        things under all this pressure.  I
15        understand.
16        Q    So, he had quite a number of people
17   working for him.  He had, like, literally hundreds
18   of people at four or five different United States,
19   states?
20             MS. PARK:  Objection to form.  Who is
21        "He?"
22             MR. LINDNER:  Oh, sorry, Mr. Lombardo.
23        Hopefully, the VP was in charge of hundreds
24        of people in several different states?
0018
 1                            Lin
 2             MS. PARK:  How was Mr. Lin going to
 3        know that.  He was the manager.  How was he
 4        supposed to know what Mr. Lombardo was
 5        supervising?
 6             MR. LINDNER:  He might know.  I'm
 7        asking.
 8        Q    Do you know?
 9        A    Are you making a statement?
10        Q    I'm asking a question.  Do you know if
11   Lou Lombardo had control of servicing people
12   across several different states encompassing
13   hundreds of people?
14             MS. PARK:  Objection to form.  I'm
15        also going to repeat, Mr. Lindner, this
16        line of questioning is completely
17        irrelevant to your actions right now.
18             MR. LINDNER:  Your objection is --
19             MS. PARK:  You continue at your own
20        pearl.
21             MR. LINDNER:  Thank you.  Your
22        objection is noted.
23        Q    Can you answer the question though,
24   Qing?
0019
 1                            Lin
 2             MS. PARK:  Go ahead and answer it the
 3        best that you can.
 4        A    Your statement is true.
 5        Q    That there are hundreds of people?
 6        A    Maybe more than that.
 7        Q    Maybe thousand?
 8        A    Yes.
 9             MR. LINDNER:  Thank you very much.
10        Sometimes it's not the exact address of an
11        operation center.  You know, I don't need
12        the street address.  Sometimes the state or
13        better even a city, you know.  You know,
14        knowing that it's thousands is different
15        than small.
16        Q    So, let me just iterate it here.  That
17   you had a title of manager, and you had no people
18   working under you, and then you reported to Debora
19   Stabile, who was a manager, and then she reported
20   to a woman senior VP, whose name I hope we can
21   figure out, and she reported to Lombardo who was
22   in charge of thousands of people.
23             So, let's see.  If you are the manager,
24   so your third level manager was in charge of
0020
 1                            Lin
 2   thousands of people.  That's pretty high up on the
 3   food chain.  Would you say that's pretty high up
 4   in the organization?
 5             MS. PARK:  Objection to form.  First
 6        of all, you have grossly mischaracterized
 7        Mr. Lin's testimony.  He didn't testify
 8        that Ms. Stabile was a manager.
 9        Furthermore, he had testified Yosha Maha
10        (sic), whatever, was a manager.  He has
11        testified that she was a senior
12        vice-president and he further testified
13        that Mr. Lombardo was an executive
14        vice-president and I'm going to ask you to
15        move on at this point.  This has no
16        relevancy to your claim --
17             MR. LINDNER:  I appreciate that
18        your --
19             MS. PARK:  Move on.  Move on
20        Mr. Lindner.
21             MR. LINDNER:  Ms. Park, you are not
22        controlling this.  If you wish to make an
23        objection you have --
24             MS. PARK:  I've made my objection.
0021
 1                            Lin
 2        Move on.
 3             MR. LINDNER:  Thank you.  I'm not
 4        going to move on.  I'm doing what I'm
 5        doing.  Please do not interrupt me again or
 6        I'll cite you to the judge for being
 7        obstructionist.
 8             MS. PARK:  Fine, call the judge.
 9             MR. LINDNER:  Your objection is noted.
10        At the next break you can call the judge.
11        Q    So, Qing, let me see if I get this
12   right.  I put down on my notes here that Debora
13   Stabile was your manager.  Would you agree with
14   that assessment, now having thought about it?
15        A    I'm sorry, what is the question?
16        Q    Was Debora Stabile your manager in 1990,
17   at any point in 1990?
18        A    At the time when I joined American
19   Express she was my manager.
20             MR. LINDNER:  Okay, I think, Ms. Park,
21        your objection was that I
22        mischaracterized --
23             MS. PARK:  You called her a manager.
24        She wasn't a manager.  She was a director.
0022
 1                            Lin
 2             THE WITNESS:  Can I clarify?
 3             MS. PARK:  Sure.
 4             THE WITNESS:  If you are asking me,
 5        "What is Debora Stabile's title?"  I
 6        answered that.  Do you want me to clarify
 7        that?
 8             MS. PARK:  Sure.
 9             MR. LINDNER:  You can, if you want to.
10        That is very nice.
11        A    Deborah Stabile was the vice-president
12   of Score Development.
13        Q    So -- But you used the term manager and
14   you meant it just like you would say, the
15   Secretary of Defense his manager is the president.
16   It's not saying it is a low level job, you are
17   just saying say whom they directly report to?
18        A    So, it would be more accurate to say she
19   was my supervisor.
20        Q    Okay, and I wouldn't say Debora Stabile
21   is a supervisor at American Express, but I get
22   what you mean.
23        A    But in American Express terminology she
24   was my leader.
0023
 1                            Lin
 2        Q    So, your leader was Deborah Stabile,
 3   that's a first level.  Her leader was the senior
 4   VP, who was a woman, that's a second level and her
 5   leader was Lou Lombardo, that's a third level, and
 6   he was the third level leader of you.  In business
 7   school parlance they would say the third level
 8   manager.  Is that correct?
 9        A    Yes.
10        Q    Thank you.  So then three levels up you
11   have a person who is in charge of hundreds and
12   perhaps thousands of people; correct?
13        A    Yes.
14        Q    Thank you.  I just want to clarify that.
15   You also said that he was not only in charge of
16   Servicing Centers, Lou Lombardo was also in charge
17   of Risk Management, and that is a different type
18   of animal than the people who work in an Operation
19   Center; is that correct?
20             MS. PARK:  Objection to form.  There
21        is no testimony about Operation Center.
22        What do you mean by animal?
23        Q    It's a different type of organization to
24   have an Operation Center than a Risk Management?
0024
 1                            Lin
 2             MS. PARK:  Objection to form.  There
 3        is no testimony about an Operation Center.
 4             MR. LINDNER:  Objection noted.
 5        Q    When I said, "Operation Center," I think
 6   you used the term Servicing Center.  Do you
 7   understand what a Servicing Center is, Qing?
 8             MS. PARK:  Objection.  Asked and
 9        answered.
10        Q    Do you understand what it is?
11        A    Yes.
12        Q    Can you explain what the difference
13   between a Servicing Center and an Operation Center
14   is?
15             MS. PARK:  Objection to form.
16        Q    Qing, do you know what an Operation
17   Center is?
18        A    Yes.
19        Q    Can you explain the difference between a
20   Servicing Center and an Operation Center?
21        A    There is no difference.  People use
22   these two terms interchangeably.
23             MR. LINDNER:  Thank you very much,
24        Qing.  Ms. Park, I note for the record you
0025
 1                            Lin
 2        were saying that I was calling it an
 3        Operation Center when it was a Servicing
 4        Center --
 5             MS. PARK:  Move on.
 6             MR. LINDNER:  I shall.  -- when those
 7        terms are used synonymously.  You objected
 8        before that I called Debora Stabile a
 9        manager when she was a VP, but in business
10        school parlance that's how it is used.
11        Sometimes these terms are used casually --
12             MS. PARK:  Move on.
13             MR. LINDNER:  I shall move on.  I just
14        need to point out, please, when you make
15        your objections, sometimes I know what I'm
16        talking about, not all the time, but in
17        this case -- in these two cases, I did.
18        Alright?  Thank you very much.
19        Q    So, can you characterize the Risk
20   Management Group and how they differ from, let's
21   say, an Operations Group?
22        A    Could you be more specific?
23        Q    I surely can.  In an Operations Group
24   what do you feel would be the minimum educational
0026
 1                            Lin
 2   requirement to be interviewed or to be accepted
 3   for a job?
 4             MS. PARK:  Objection to form.  Are you
 5        asking him back in 1990?  Are you asking
 6        his understanding now?
 7             MR. LINDNER:  I'll break it into two
 8        parts.
 9        Q    Back in 1990, as you understand the
10   business, what do you feel the educational
11   background is needed to be in operations at one of
12   the Operation Center?
13             MS. PARK:  Objection to form.
14        A    Could you clarify your question?  What
15   job in the Servicing Center?
16        Q    Any job.  Any job that is not the type
17   of job that is like a janitorial job.  Any job
18   that is working at a desk.  Can you characterize
19   the educational requirements?
20             MS. PARK:  Objection to form.  Mr. Lin
21        has just testified he was a manager of
22        Score Development.  How is he supposed to
23        have knowledge back in 1990, of what
24        positions existed for people in the
0027
 1                            Lin
 2        Operations Center.
 3        Q    Mr. Lin, were you aware of what the
 4   people in the Operations Center did in 1990?
 5        A    Could you clarify at what time?  If you
 6   are asking --
 7        Q    In 1990?
 8        A    -- my knowledge now.
 9        Q    In 1990?
10        A    When I joined the company?
11        Q    Yes?
12        A    The first day when I joined the
13   company --
14        Q    First day.
15        A    -- I was not aware of that.
16        Q    How about after a few months?  Were you
17   aware of what the Operations Center did?
18        A    Yes.
19        Q    Were you aware of the type of people who
20   were there?  Had you met them?  For instance,
21   let's break it into parts, had you met any people
22   in the Operations Center?
23        A    Yes.
24        Q    Had you visited an Operation Center at
0028
 1                            Lin
 2   that time?
 3        A    Yes.
 4        Q    Did you see what type of jobs the
 5   Operation Center people were doing?
 6        A    Yes.
 7        Q    If you were promoted to do the same job
 8   as they were doing, would you consider that to be
 9   a good promotion or a bad promotion?
10             MS. PARK:  Objection to form.
11             MR. LINDNER:  Noted.
12        A    Could you please specify what job in the
13   Operation Center.  There are different level of
14   jobs.  There are a wide range of jobs.  So, I
15   cannot answer a general question about thousands
16   of jobs in the Operation Center.
17        Q    Oh, that's true.  But maybe we can break
18   it down into pieces.  I always talk about the
19   algorithm Divide and Conquer.  Are you familiar
20   with the divide and Conquer Algorithm in Computer
21   Science, Qing?
22        A    No.
23        Q    Well, it's basically, you break
24   something down into pieces and then you try to
0029
 1                            Lin
 2   solve the individual pieces.  So, I'm going to try
 3   to employ the technique right now and that is why
 4   I'm going to ask you:  Were you aware that there
 5   are some people who didn't graduate high school
 6   who were working at the Operations Center
 7   answering phones?
 8        A    No, I was not aware of that.
 9        Q    So, do people at the Operation Center
10   answer phones?
11        A    Some people do.
12        Q    But that would not be a type of job that
13   you would aspire to; correct?
14             MS. PARK:  Objection to form.  You can
15        answer.
16             MR. LINDNER:  Ms. Park, can you tell
17        me what part of the form you did not like?
18             MS. PARK:  My objection is noted.  I'm
19        not having an argument with you about my
20        objection to form.
21             MR. LINDNER:  I just want to know.
22             MS. PARK:  No, let's move on.
23             THE WITNESS:  Can I hear the question
24        again.
0030
 1                            Lin
 2             MR. LINDNER:  Can you reread the
 3        question, Marian, please?
 4                       (Record read)
 5        A    I have not thought of taking that job.
 6        Q    Do you have any idea, rough numbers, of
 7   what salary you got back in 1990?
 8             THE WITNESS:  Ms. Park, this is my
 9        privacy income information.  Do I have to
10        release it?
11             MS. PARK:  No.  I'm going to direct my
12        client not to answer that question.
13             MR. LINDNER:  Please, note it on the
14        record that the client refused to answer,
15        and it was directed by the attorney, and
16        that I wish to get a Ruling from the judge
17        on that.
18        Q    Did you apply for a position that was
19   publicly advertised?
20             MS. PARK:  Objection to form.
21        Q    Did you apply to American Express for a
22   job?
23             MS. PARK:  When?
24             MR. LINDNER:  In 1990.
0031
 1                            Lin
 2             MS. PARK:  Before or after he got the
 3        job?
 4             MR. LINDNER:  Thank you very much
 5        Ms. Park.
 6        Q    Do you understand my question?
 7        A    No, I do not.
 8        Q    In 1990 you started working for American
 9   Express, you said on September 17, 1990.
10        A    Yes.
11        Q    Prior to 1990, how did you find out
12   about the job, prior to September 17, 1990.
13        A    I find out through Debora Stabile.
14        Q    How did you know Debora Stabile?
15             MS. PARK:  Objection to form.
16             MR. LINDNER:  I'm not sure what your
17        objection is but it's noted.
18             MS. PARK:  You haven't established
19        that he knows Debora Stabile.  You are
20        assuming information that hasn't been
21        testified to.
22             MR. LINDNER:  He just said -- Can you
23        read back what he just said?
24             MS. PARK:  He just testified he found
0032
 1                            Lin
 2        out about the job through Debora Stabile.
 3             MR. LINDNER:  Can you read back Qing
 4        Lin's answer on what he said about Debora
 5        Stabile?
 6                       (Record read)
 7        Q    Did you know Debora Stabile prior to
 8   September 17, 1990?
 9        A    Yes.
10        Q    Thank you.  How did you know her?
11        A    She was the Assistant Commissioner of
12   Sanitation Department of New York City.
13        Q    How --  Did you meet her there?
14        A    No, I was employed at Sanitation
15   Department of New York City.
16        Q    You were a New York City employee or
17   were you a consultant?
18        A    I was a New York City employee.
19        Q    How long did you work for New York City,
20   approximately?
21        A    Be more specific, because I have two
22   periods of working for New York City.
23        Q    That would be good.  You can tell me the
24   two periods.
0033
 1                            Lin
 2        A    Collectively, the total length I work
 3   for New York City is somewhere between -- I don't
 4   remember exactly.  Somewhere between 20 months to
 5   22, 21 months.
 6        Q    Okay.  And can you tell me the first
 7   period and the second period?
 8        A    The first period is from 1986 to -- End
 9   of 1986 to the middle of 1988.  Second period is
10   from, I think, first half of 1990 to September of
11   1990.  So, my calculation of 20 to 22 months might
12   be off a little bit.
13        Q    But it sounds more accurate than most
14   people, I would say.  So, you are pretty good at
15   numbers and computing; would that be fair to say?
16             MS. PARK:  Objection to form.  You can
17        answer.
18        A    That is your observation.
19        Q    Have you ever had a test that evaluated
20   your mathematical abilities relative to other
21   people?
22             MS. PARK:  Objection to form.
23        A    Clarify your question.  What type of
24   test?
0034
 1                            Lin
 2        Q    Have you ever taken the Scholastic
 3   Aptitude Test, which is a college entry test in
 4   the United States?
 5        A    Do you mean SAT?
 6        Q    SAT, that is correct, yes?
 7        A    No.
 8        Q    Did you attend a college?
 9        A    Yes.
10        Q    Did you graduate from a college?
11        A    Yes.
12        Q    Can you tell me the name of the college?
13        A    Tsing Hua University.
14        Q    The first word of that, is that the same
15   as your first name?
16        A    No.
17        Q    Can you spell the name of the
18   university?
19        A    T-s-i-n-g H-u-a.
20        Q    And you graduated in what year?
21        A    1982.
22        Q    Do you remember what your subject was,
23   your specialty, your major?
24        A    Automation.
0035
 1                            Lin
 2        Q    Automation?
 3        A    Yes, A-u-t-o-m-a-t-i-o-n.
 4        Q    Is that computer controls?
 5             MS. PARK:  Objection to form.
 6        Q    Can you describe what Automation is?
 7        A    Automation is study, control theory and
 8   applied it in industry settings.
 9        Q    Do they use computers in that field?
10             MS. PARK:  Objection to form.
11        Q    But you can answer.
12        A    Yes.
13        Q    Do you use computors in your job now?
14        A    Yes.
15        Q    So, would it be fair to say that you
16   have been using computers in one form or another
17   from 1982 or earlier till 2009?
18        A    Yes.
19        Q    Would it be fair to say that even as
20   recently as this week you have used a computer?
21        A    Yes.
22        Q    I appreciated your answer but I'd like
23   to go back to your Tsing Hua background.  That
24   college is located in what country?
0036
 1                            Lin
 2        A    China.
 3        Q    Were you in any -- Since you didn't take
 4   the SAT had you taken any test in China that
 5   ranked people according to ability?
 6        A    Yes.
 7        Q    Can you describe any of those tests and
 8   were any of them noteworthy?
 9        A    College Entrance Exam.
10        Q    How did you do in that?
11        A    I do not remember my exact scores but I
12   was admitted by the university.
13        Q    Admitted by the --
14        A    Tsing Hua University.
15        Q    Do they have, in China, any test that
16   ranked the entire nation or contests?
17             MS. PARK:  Objection to form.  Are you
18        asking his knowledge now or at the time he
19        took the test?
20             MR. LINDNER:  At the time.
21        A    At the time of the test, no.
22        Q    Prior to 1990, had you taken any test in
23   China that was a nationwide test?
24        A    Nationwide test?
0037
 1                            Lin
 2        Q    In other words more than just a
 3   university test but a test that was given at
 4   several high schools or several universities?
 5        A    Your question is nationwide, that's
 6   whole country.
 7        Q    Well, for instance, if one part of the
 8   country was not included.  For instance, like, if
 9   you'd say it's a nationwide test, even if Texas
10   were not included, Texas is part of the nation, so
11   therefore you wouldn't say, "I'm not taking a
12   nationwide test because it was only done in 49
13   states not in 50 states."  So, I'm asking -- I
14   would hope if there were a test admitted in 49
15   states and I said, "Had you taken a nationwide
16   test?"  You would say, "Yes," and not say, "No."
17             So, let me ask --
18             MS. PARK:  You know what, I'm
19        directing my client not to answer.  Move
20        on.  This is not relevant.  Move on.
21             MR. LINDNER:  Your objection is --
22             MS. PARK:  Mark the transcript for a
23        ruling.  Move on.
24             MR. LINDNER:  Please mark --
0038
 1                            Lin
 2             MS. PARK:  I'm directing my client not
 3        to answer.  Move on.
 4        Q    I understand that.  However, I'm asking,
 5   was there a test that was administered among
 6   thousands of people, among hundreds of miles that
 7   you took?
 8             MS. PARK:  Objection.  I'm directing
 9        my client not to answer.
10        A    I'm following my attorney's advice.
11             MS. PARK:  That's fine.  You don't
12        have to say anything Qing.  Move on.
13        Q    When you applied to American Express,
14   did you give them any documents?
15             MS. PARK:  Objection to form.
16        A    Could you clarify what you mean by
17   document?
18        Q    Were you accepted to American Express
19   and started working there without any paper
20   documents being given to American Express?
21        A    I'm sorry.  So, what do you mean
22   document, my resume?
23        Q    Did you have a resume?
24        A    Yes.
0039
 1                            Lin
 2             MR. LINDNER:  I'm requesting --
 3        Ms. Park, have you produced that resume?
 4             MS. PARK:  Mr. Lindner, Document
 5        Discovery is closed.  You are not getting
 6        anymore documents and you are not getting
 7        any documents from Mr. Lin, okay?  So, that
 8        is a standing objection.  Go ahead and
 9        request all you want.  You are not getting
10        anything.
11             MR. LINDNER:  I request it.
12        Q    So, what I am asking here is do you have
13   a resume from 1990.  Do you physically still have
14   that resume or that is no longer existing or you
15   would you have to look to find it?  Can you please
16   tell me the status --
17        A    I do not believe it still exists.
18        Q    Now, if you had your resume you gave it
19   to Debora Stebile?
20        A    I do not remember who did I give it to.
21        Q    Did you perhaps give it to American
22   Express?
23        A    Yes.
24        Q    You were a manager and you are in a
0040
 1                            Lin
 2   charge of -- Let me ask it in a question.  Are you
 3   in charge of some people?
 4             MS. PARK:  Objection to form.  Now or
 5        when he was hired?
 6             MR. LINDNER:  Now.
 7             MS. PARK:  Objection to form.  He
 8        didn't testify he was a manager.  He
 9        testified that he is a Senior
10        Vice-President and Chief Credit Officer.
11        Q    I think you are no more a manager than
12   Debora Stabile or Lou Lombardo is a manager. I'm
13   not talking about the specific title but I'm
14   asking, do you manage people?
15        A    As of today?
16        Q    Yes.
17        A    Yes.
18        Q    Can you give me an approximate idea of
19   how many people you manage?
20        A    Could you clarify the question in terms
21   of my direct report or the people in my
22   organization?
23        Q    Well, I appreciate that you broke it
24   down.  Let's do the direct report.  How many
0041
 1                            Lin
 2   people directly report to you, roughly?
 3        A    Five.
 4        Q    Five people, okay.  And how many people
 5   do you directly report to?
 6        A    I'm sorry.  How many people who are my
 7   leader?
 8        Q    Yes.  But you might have dotted line
 9   responsibilities.  You might say "Ten."  You might
10   say, "One."  You might say, "Two."  I don't know
11   what your answer is.  So, how many people do you
12   directly report to?
13        A    So, including dot line?
14        Q    Well, let's break it up into two parts.
15   Who do you directly report to and how many do you
16   have dotted line responsibility, as I understand
17   the term?
18        A    One direct line reporting-ship.
19        Q    And that was Ash Gupta that you
20   previously testified to; correct?
21        A    Yes.
22        Q    And dotted line?
23        A    One.
24        Q    And who is that?
0042
 1                            Lin
 2        A    Susan Sobbat.
 3        Q    And you can you spell her last name?
 4        A    S-o-b-b-a-t.
 5        Q    Do you know her title?
 6        A    President of Open.
 7        Q    Do you know who she reports to?
 8        A    Al Kelly.
 9        Q    Do you know what the L stands for --
10        A    Al.
11        Q    Oh, Al, as in Al Kelly.
12        A    A-l, yes.  Al Kelly.
13        Q    Do you know what his title is?
14        A    President of American Express Company.
15        Q    I guess I haven't looked at my Annual
16   Report for a while.  I didn't realize he was
17   president.  Who is chairman of American Express?
18        A    Ken Chenault.
19        Q    And how does Al Kelly and Ken Chenault
20   relate to each other?
21        A    Objection to form.
22        Q    Does one report to the other or are they
23   the same level, or what?
24        A    Al Kelly reported to Ken Chenault.
0043
 1                            Lin
 2        Q    And your direct boss is Ash Gupta.  Now,
 3   who does he report to?
 4        A    Al Kelly.
 5        Q    Okay.  So, your third-level manager is
 6   Ken Chanault.  You report to Ash, Ash reports to
 7   Al, Al reports to Ken, your third-level manager.
 8   So, your third-level manager, when you joined the
 9   company, was in charge of perhaps a thousand
10   people, several hundred maybe, several thousand
11   people.  Ken Chenault is in charge of roughly how
12   many people?
13             MS. PARK:  Objection to form.  You
14        know, in fact, I'm going direct my client
15        not to answer that.  This is not relevant,
16        Mr. Lindner.  Why is this relevant to you?
17             MR. LINDNER:  The objection --
18             MS. PARK:  Why is this relevant to
19        you?
20             MR. LINDNER:  I don't think I have to
21        answer to you.
22             MS. PARK:  Then fine.  Mark it for a
23        ruling.  I'm directing my client not to
24        respond.
0044
 1                            Lin
 2             MR. LINDNER:  It is leading to
 3        discoverable evidence.
 4        Q    I wish to know how many people in
 5   American Express who Ken Chenault -- you've told
 6   me Lou Lombardo was in charge of roughly a
 7   thousand people maybe.  Ken Chenault is in charge
 8   of roughly how many people?
 9             MS. PARK:  Objection.  I'm going to
10        direct you not to answer.
11             MR. LINDNER:  Can we request a ruling
12        on not answering on number of people
13        employed at Amex?
14             MS. PARK:  That wasn't your question.
15        Q    How many people were employed at Amex?
16        A    I do not know the exact number.
17        Q    How about the approximate number?
18        A    Approximately 70,000.
19        Q    Seven zero?
20        A    Yes.
21        Q    So, about 70,000, and you could say
22   that, of those 70,000, approximately 70,000 report
23   directly or indirectly to Ken Chenault.  Would you
24   say that?
0045
 1                            Lin
 2             MS. PARK:  Objection to form.  In
 3        fact, no.  Don't answer that question.
 4        Mark it for a ruling.
 5        Q    If somebody were to say that Ken
 6   Chenault was in charge of about a 70,000 person
 7   organization, would that be accurate or
 8   inaccurate?
 9             MS. PARK:  Don't answer that question.
10        Move on.
11             MR. LINDNER:  I wish to have the
12        answer on record.  Your objection is noted.
13        I wish to have Qing please answer it.
14             MS. PARK:  No, I'm directing him not
15        to answer.  Move on.
16             MR. LINDNER:  I wish to note that I
17        feel that Ms. Park is acting
18        obstructionist.  We will continue.  I'm
19        going to move onto a different area.
20        Q    You stated that your name is Qing Lin.
21   Is that your full name or do you have a middle
22   name or do you have any other -- Can you tell me
23   what your full name is?
24             MS. PARK:  I'm directing my client not
0046
 1                            Lin
 2        to answer.  Move on.
 3             MR. LINDNER:  Can you state what your
 4        objection is --
 5             MS. PARK:  It's not relevant.  Judge
 6        Katz issued an order saying that he is to
 7        limit his questioning of the witnesses to
 8        matters relevant to the complaint.
 9             MR. LINDNER:  I wish to know his name.
10             MS. PARK:  You have his name.  Move
11        on.
12             MR. LINDNER:  I'm asking can -- You
13        refuse to have him say what his full name
14        is?
15             MS. PARK:  Correct.  Move on.
16             MR. LINDNER:  Can you please note that
17        objection.  Marian, I'm going to ask you a
18        technical question here.  Every time an
19        objection is noted, if we were on the phone
20        with the judge, would you be able to get
21        all the locations where an objection was
22        noted and we requested a ruling from the
23        judge, Marian?
24             THE COURT REPORTER:  If I have time to
0047
 1                            Lin
 2        look through it, yes.
 3             MR. LINDNER:  Would it take you, like,
 4        a minute or would it take you like ten
 5        minutes or half an hour?  You don't know?
 6        Do you know, Dmitry, how long it would
 7        take?
 8             THE VIDEOGRAPHER:  I don't know.
 9             MR. LINDNER:  No experience.  Could
10        you do it in two minutes?  Can you look for
11        objections or not?
12             THE COURT REPORTER:  I can look
13        through the transcript for the objections.
14             MR. LINDNER:  Okay, thank you very
15        much.  Whew!  I think it is highly unusual
16        when somebody doesn't allow the person to
17        give his name.
18        Q    Do you have an alias, Qing?
19             MS. PARK:  Objection to form.
20        Q    Do you go by another name?
21        A    No.
22        Q    Is Qing Lin the name you were born with?
23        A    Yes.
24        Q    When you were in China?  Does that mean
0048
 1                            Lin
 2   you were born in China?
 3             MS. PARK:  Move on.  I'm directing not
 4        to answer that question.  Where he was born
 5        has nothing to do with the claim.
 6             MR. LINDNER:  I'm asking where he was
 7        born.
 8             MS. PARK:  No, and I'm directing my
 9        client not to answer.
10        Q    When you worked for American Express I
11   asked you if you had any documents that you gave
12   them and you said your resume.  Did you also show
13   them a passport?
14        A    I do not remember.
15        Q    Do you know if you showed them a Green
16   Card?
17        A    I did not have a Green Card at the time.
18        Q    Was the reason for you not having a
19   Green Card because you were already a citizen?
20        A    No.
21        Q    Are you a citizen now?
22        A    Please clarify your question.
23        Q    Are you a citizen of the United States
24   of America right now?
0049
 1                            Lin
 2             MS. PARK:  No.  I'm directing my
 3        client not to answer.  This is harassment.
 4        What does Mr. Lin's citizenship have to do
 5        with your claims?  I'm directing my client
 6        not to answer and, if you continue, I'm
 7        calling the judge because you are harassing
 8        him.
 9             MR. LINDNER:  I wish to continue and
10        so I'll note the objection that Ms. Park
11        refuses to allow Qing Lin to state whether
12        he is a U.S. Citizen or not.
13        Q    Do you have a passport now?
14             MS. PARK:  Objection.  Move on.
15             MR. LINDNER:  Objection and I direct
16        the witness to --
17             MS. PARK:  Move on.  I'm directing my
18        client not to respond.  Move on.
19        Q    When you applied to American Express for
20   the job are there any other documents that you
21   gave?  For instance, did you give a letter of
22   reference?
23        A    I do not remember.
24        Q    That's fair.  Have you interviewed
0050
 1                            Lin
 2   people for jobs when they were working for you?
 3             MS. PARK:  Objection to form.
 4        Q    Currently, right now, it is 2009.  In
 5   the past two years, let's say, have you hired
 6   anyone who works directly for you?
 7        A    Could you clarify your question in terms
 8   of hiring externally or hiring within the company?
 9        Q    Good distinction.  Let's do internally
10   within the company.  In other words, you have
11   vendors and then you have Amex employees.  Is that
12   a correct distinction that you were making?
13             MS. PARK:  Objection to form.
14        Q    When you said --
15        A    I do not understand your question.
16             MR. LINDNER:  Can you read his answer
17        from before, Marian, where he said,
18        directly or vendor or something like that?
19                       (Record read.)
20        Q    What do you mean, "Hiring externally?"
21        A    People who are not employed with
22   American Express and were hired into American
23   Express.
24        Q    So, to become an American Express
0051
 1                            Lin
 2   employee and before they were not?
 3        A    Yes.
 4        Q    And the other one hired internally, can
 5   you explain what that means?
 6        A    People transferred from one job within
 7   American Express to another job within American
 8   Express.
 9        Q    Do you hire anybody who might be a third
10   category?  Is there another category that you call
11   vendors?
12             MS. PARK:  Objection to form.  What
13        are you asking him, if there is something
14        called vendors?
15             MR. LINDNER:  At American Express,
16        yes.
17        A    I do not understand your question.
18   Could you restate it?
19        Q    Yes.  Some companies everybody who works
20   for them is an employee.  Other companies have a
21   lot of jobs out sourced or do things on a contract
22   basis, so they hire people.  Those people
23   typically are called vendors.  Can you
24   characterize whether American Express hires
0052
 1                            Lin
 2   vendors?
 3        A    Do you mean whether American Express
 4   selects a vendor to do a task?
 5        Q    Correct.
 6        A    Yes.
 7             MS. PARK:  We stipulate American
 8        Express hires vendors, i.e. consultants to
 9        perform various tasks.  Move on.
10             MR. LINDNER:  I appreciate that
11        stipulation.
12        Q    So, you personally approved vendors?
13        A    Have I personally approved vendors?
14        Q    Yes.
15        A    I do not understand your question,
16   because to be a vendor of American Express you
17   have to be going through a different department
18   who would be on the vendor list, and I do not
19   approve -- I do not have the authority to approve
20   that list.
21        Q    So, if somebody wanted to be on the
22   vendor list, that you have no to authority to.
23   But, if somebody is already on the vendor list, do
24   you have authority to engage them or hire them or
0053
 1                            Lin
 2   give them a contract?
 3        A    Yes.
 4        Q    Thank you.  And have you used that
 5   hiring or contract vendor or vendor in the past?
 6   Let's say five or ten years?
 7        A    Have I engaged a vendor to perform a
 8   task for American Express?
 9        Q    Correct?
10        A    Is that the question?
11        Q    Yes.
12        A    Yes.
13        Q    Can you describe some of those vendors?
14        A    McKensie & Company, as an example.
15        Q    What are they?  Can you describe what
16   sort of company they are?  What sort of tasks you
17   had them do?
18             MS. PARK:  Which question are you
19        asking him?  You have asked two.
20        A    Do you mean McKensie & Company?
21        Q    Correct.
22        A    McKensie is a Management Consulting
23   Firm.
24        Q    Are you at liberty to tell me what you
0054
 1                            Lin
 2   asked them to consult on?
 3             THE WITNESS:  Ms. Park, this relates
 4        to American Express proprietary
 5        information.
 6             MS. PARK:  Then I direct you not to
 7        answer.
 8        Q    Can you say it in a non-proprietary way?
 9   For instance, you might have people to sweep the
10   floors, they be vendors.  You might have people
11   who help on outsourcing.  You might have people
12   who help on consulting on new products.  So, can
13   you say -- You would agree that those descriptions
14   would not be proprietary; correct?
15        A    So, let me say this:  We have engaged
16   McKensie & Company to perform Management
17   Consulting.
18        Q    Alright.  So, was this involved in the
19   personnel aspect or the product aspect?  Would you
20   feel, for instance, that there is a difference
21   between personnel consultants and product
22   consultants?
23             MS. PARK:  Mr. Lindner, which question
24        are you asking him?  You have asked two
0055
 1                            Lin
 2        questions.  Which one do you want him to
 3        answer.
 4        A    Since I --
 5             MS. PARK:  Just let him clarify.  What
 6        question are you asking?
 7             MR. LINDNER:  I'll allow Mr. Qing
 8        Lin --
 9             MS. PARK:  No, what question are you
10        asking?
11             MR. LINDNER:  -- to reply as best he
12        can to --
13             MS. PARK:  To your two questions?
14        Which question are you asking him to
15        respond to?
16             MR. LINDNER:  Can you read back the
17        first question, Marian?
18                       (Record read)
19        Q    Were they involved in personnel?
20        A    Could you specify what do you mean
21   personnel?
22        Q    Well, yes.  I surely can.  When you have
23   a temporary agency, such as a Secretary Agency,
24   they are involved with personnel.  So, if you need
0056
 1                            Lin
 2   a secretary for a short stint for, you know, an
 3   employee is pregnant and has to leave and then
 4   will come back, so you wish to have somebody take
 5   over, that would be called a personnel.  You'd go
 6   to a Temp Agency.  So, that would be personnel.
 7             Now, if you were coming out with a new
 8   credit card, and there was a consulting company
 9   that had expertise in how to roll out a new card
10   and how to design it and what factors are
11   important in it, that would be a product type
12   consulting.  Do you understand those two
13   distinctions?
14        A    Yes.
15        Q    Can you put that in your own words
16   instead of my words?
17             MS. PARK:  Objection to form.  What
18        are you asking him to do?
19        A    Both descriptions does not fit into what
20   McKensie is doing.
21        Q    Can you describe what McKensie does in
22   non-proprietary terms?
23        A    I can say they are doing Management
24   Consulting.
0057
 1                            Lin
 2        Q    Yes, you did say that already.  Okay, we
 3   will move on.  You have stated before that your
 4   title had several different components.  I believe
 5   two, maybe more.  You said you were a senior VP,
 6   senior vice-president and you were the Chief
 7   Credit Officer of Open; correct?
 8        A    Yes.
 9        Q    What does a chief credit officer do?
10        A    Chief Credit Officer is responsible for
11   the profitability and the credit provisions and
12   the credit performance of the portfolio.
13        Q    When you were first hired you were in
14   Score Development; correct?
15        A    Yes.
16        Q    Are those two fields related?
17             MS. PARK:  Objection to form.
18        Q    What you are doing now and what you were
19   doing in 1990?
20             MS. PARK:  Objection to form.  Which
21        question are you asking him?
22        Q    Is what you are doing now related to
23   what you were doing in 1990?
24        A    Yes.
0058
 1                            Lin
 2        Q    And how do they differ?
 3        A    Score Development is a function of
 4   Credit Risk Management.
 5        Q    What do you mean by -- If we go to a
 6   jury trial there are going to be people there from
 7   all walks of life and so there are several
 8   different parts.  You said credit and function and
 9   risk management.  So, perhaps you can explain
10   those terms in a way that you might explain it.
11   I'm going to ask you a few questions.  I'm going
12   to ask you to explain it several times.  One way
13   would be, how you would explain it to an eight
14   year old child, who is interested in what you do.
15   Another way is, how to explain it to a smart
16   thirteen year old.  Another way to a college
17   student.  Another way to a technical person who
18   works in your field.  So, you have the some
19   shorthand way of explaining it, and finally, how
20   you would explain it to somebody who is pretty
21   old.  Who -- I always say to your mother.  But,
22   you know, a relative who is interested in what you
23   do and might not understand technical talk but
24   wants to get a feel.  You know, are you doctor,
0059
 1                            Lin
 2   are you a lawyer, are you a street sweeper?  What
 3   do you want to do.
 4             So, let me start at the beginning.  So,
 5   you want to explain and we will move up the scale
 6   in age.  If you want to explain to an eight year
 7   old child what your job is, would you be able to
 8   do that?
 9        A    I think I can.
10        Q    Can you please do that?
11             THE WITNESS:  Ms. Park, is this
12        relevant?
13             MS. PARK:  Mr. Lindner, what is the is
14        purpose of this?  There is no juror who is
15        going to be an eight year old child.  Why
16        are you asking him these questions?  Move
17        on.
18             MR. LINDNER:  I'd like to get the
19        answer.
20             MS. PARK:  No, move on.
21             MR. LINDNER:  Are you refusing to let
22        him answer?
23             MS. PARK:  Yes, I'm directing him not
24        to answer and I'm directing you to move on.
0060
 1                            Lin
 2             MR. LINDNER:  First of all, Ms. Park,
 3        you cannot direct me.  You can object and
 4        your objection is noticed.
 5             MS. PARK:  And I can direct my client
 6        not to answer and I will.
 7             MR. LINDNER:  You can direct your
 8        client not to answer and I think you are
 9        acting obstructionist again.  I have to use
10        that term at 11:45 a.m.
11        Q    So, can you explain what those three
12   terms mean that you said your title is?
13             MS. PARK:  Objection.
14             MR. LINDNER:  Noted.
15             MS. PARK:  Objection to form.  That
16        wasn't his testimony.
17        Q    You said that you handled functions of
18   credit and risk management, is that something that
19   you -- Can you rephrase what you said?
20             MS. PARK:  Objection to form.  That
21        was not his response.  You asked him what
22        the difference was between what he is doing
23        now and what he was doing when he was first
24        hired as a manager of Score Development.
0061
 1                            Lin
 2        Mr. Lin then testified that Score
 3        Development is a function of credit risk
 4        management.  That's his testimony.
 5        Q    Okay, can you explain what function of
 6   credit risk management means?
 7        A    Manage the credit provision line.
 8        Q    Can you explain that, please?
 9             MS. PARK:  What don't you understand,
10        Mr. Lindner?
11             MR. LINDNER:  I'm not asking you, Ms.
12        Park.
13             MS. PARK:  Objection to form.
14        Q    I'm asking if you were to tell somebody,
15   "I'm handling the provision line."  Do you feel
16   that's self explanatory and needs no further
17   explanation?
18             MS. PARK:  Objection to form.
19             MR. LINDNER:  I called for an opinion.
20        I think Qing Lin --
21             MS. PARK:  Objection to form.
22        Q    Qing, let me ask you a question:  Do you
23   consider you're an expert in the field of risk
24   management?
0062
 1                            Lin
 2        A    Yes.
 3        Q    Do you feel that you've worked at risk
 4   management for a number of years?
 5        A    I'm sorry, I didn't get your question.
 6   Do I feel?
 7        Q    Have you worked in the field of risk
 8   management for several years?
 9        A    Have I worked in the field of risk
10   management for several years?
11        Q    Correct.
12        A    Yes.
13        Q    Do you work in the field of risk
14   management now?
15             MS. PARK:  Yes, we stipulate he does.
16        Q    So, how many years have you worked in
17   the field of risk management?
18        A    More than eighteen years.
19        Q    Thank you very much.  So, it's fair to
20   say that you are an expert at risk management;
21   correct?
22             MS. PARK:  Objection.  Asked and
23        answered.
24        Q    Part of being an expert is the ability,
0063
 1                            Lin
 2   I feel, to explain your job to others.  Can you
 3   explain what risk management is?
 4        A    Yes, I can.
 5        Q    Can you please do so?
 6             THE WITNESS:  Ms. Park?
 7             MS. PARK:  Go ahead and answer.
 8        A    Credit Risk Management is managing the
 9   risk of the customers default, not fulfilling
10   their credit obligation on a credit product.
11        Q    Okay.  And believe it or not, I
12   understood it all.  However, there are some people
13   who would have a little trouble with that and some
14   people, I would say -- Recently credit has been in
15   the news.  So, people are understanding it now.
16   But there is a whole bunch of things in the news
17   these day's about the economic turmoil.  Are you
18   familiar with that?
19             MS. PARK:  Objection to form.  Is he
20        familiar with economic turmoil?  Fine, we
21        stipulate he is familiar with the economic
22        turmoil.
23        Q    Is that economic turmoil affecting
24   American Express business?
0064
 1                            Lin
 2             MS. PARK:  I'm going to direct you not
 3        to respond.  You are not going to respond,
 4        Mr. Lin.
 5             MR. LINDNER:  Can you tell me why?
 6             MS. PARK:  Plaintiff is advised that
 7        he is to limit his questioning of the
 8        witnesses to matters relevant to the
 9        Complaint, Mr. Lindner.  That was Judge
10        Katz's express order.
11             MR. LINDNER:  This is leading to
12        discoverable.
13             MS. PARK:  No, it's not.
14             MR. LINDNER:  Well, you don't know,
15        but let me move on.
16        Q    You say you hire vendors on the approved
17   vendor list; is that correct?
18        A    Yes.
19        Q    Have you ever recommended somebody to be
20   put on the approved vendor list?
21        A    I do not remember.
22        Q    Do you recall -- When you say you are
23   working in risk management --
24        A    Yes.
0065
 1                            Lin
 2        Q    -- is there another way to describe it
 3   in simple terms, other than saying default?  You
 4   had a credit -- Can you say it in a simple way?
 5   Is there a way you can say it?
 6             MS. PARK:  Say what?
 7             MR. LINDNER:  What risk management is.
 8        A    So, let me take an example of American
 9   Express Card.
10        Q    Thank you.
11        A    People borrow and spend money on
12   American Express Card and then they have, based on
13   the product, they have the right to revolve.  It's
14   a revolving product.  Then based on product term,
15   they have to minimum dues every month and some
16   people do not fulfill their obligation, and then
17   American Express is facing the risk of the money
18   we leant is not going to get paid back and that is
19   the credit risk we are facing.
20        Q    So, credit risk is when people don't pay
21   back money that they owe American Express?
22        A    Yes.
23        Q    And evaluating who is not going to pay
24   back the money is part of risk management?
0066
 1                            Lin
 2        A    Yes.
 3        Q    Any evaluating the total impact of those
 4   people not paying back is part of risk management;
 5   correct?
 6        A    Yes.
 7        Q    And would you say that that is the
 8   principal component of your job to come up with
 9   the number of how many people will pay, and not
10   pay, and what the net effect will be upon American
11   Express?
12        A    You have a pretty good description, yes.
13        Q    Thank you very much.  I note that I used
14   to work with you in risk management.  Okay, we
15   have your title.  We don't have your full name
16   because you refuse to answer but I don't have --
17             MS. PARK:  No, I directed my client
18        not to answer.
19             MR. LINDNER:  I understand that.
20        Q    Can we have the address of where you
21   work?
22             MS. PARK:  200 Vesey Street.
23             MR. LINDNER:  Thank you very much.
24        But in the future, Ms.  Park, I'd
0067
 1                            Lin
 2        appreciate if you will allow your witness
 3        --
 4             MS. PARK:  No, let's move it along.
 5        We stipulate he works at 200 Vesey Street.
 6             MR. LINDNER:  I appreciate that, but I
 7        really would appreciate if you would allow
 8        him to answer.  I think he could have
 9        answered that.  I think I trust Qing on the
10        ability to answer those questions.
11        Q    Can you give me what your phone number
12   is?
13             THE WITNESS:  Ms. Park?
14             MS. PARK:  You can give him your work
15        telephone number and that's it.
16        A    (212)640-3603.
17        Q    What is the last digit?
18        A    3603.
19        Q    Okay, (212) 640-3603?
20        A    Yes.
21        Q    That phone is paid for by American
22   Express; correct?
23        A    Yes.
24        Q    Do you have any other phones that are
0068
 1                            Lin
 2   paid for by American Express?
 3        A    Yes.
 4        Q    Can you describe those phones?
 5             THE WITNESS:  Do you want me to
 6        release?
 7             MS. PARK:  No, just describe what the
 8        phone is.  What other phone --
 9        A    The phone is a cell phone.
10        Q    Do you recall what make or model it is?
11        A    It is a Blackberry.
12        Q    A Blackberry phone, thank you.  So, you
13   have a home phone, which you will not give the
14   number for; right?
15             MS. PARK:  No, under no circumstance.
16        Q    And you have a Blackberry and you have a
17   work phone?
18        A    Yes.
19        Q    Do you have any other cell phones?
20        A    Yes.
21        Q    Can you describe them?
22        A    My personal cell phone.
23        Q    Is that it?
24        A    Yes.
0069
 1                            Lin
 2        Q    And the personal phone, let's go to the
 3   Blackberry phone.  That's a Blackberry cell phone.
 4   Can you describe what a Blackberry cell phone
 5   does?  How it is different than a regular phone?
 6             MS. PARK:  Mr. Lindner, what is the
 7        purpose of this line of questioning?  Move
 8        on.  You are wasting time.
 9        Q    Can you please describe --
10             MS. PARK:  No, I'm directing my client
11        not to answer.  Move on.
12        Q    Do you receive messages on your
13   Blackberry cell phone?
14        A    What do you mean messages?
15        Q    E-mail?
16        A    Yes.
17        Q    Do you get text messages on your
18   Blackberry phone?
19        A    No.
20        Q    So, no text messages but you do get
21   e-mail?
22        A    Yes.
23        Q    Do you surf the web on your Blackberry
24   phone?
0070
 1                            Lin
 2        A    No.
 3        Q    On your personal phone, do you get
 4   e-mail on it?
 5        A    Yes.
 6        Q    On your personal phone do you get text
 7   messages on it?
 8        A    No.
 9        Q    Do you surf the web on your personal
10   phone?
11        A    Yes.
12        Q    The Blackberry phone, does American
13   Express pay for some of it?
14        A    Yes.
15        Q    Do they pay for all of it?
16        A    Yes.
17        Q    Do they pay because that is one of the
18   perks of the business?
19             MS. PARK:  Objection to form.
20        Q    Do you do any work on your Blackberry
21   phone, Amex work?
22        A    Yes.
23        Q    Is that one of the reasons why American
24   Express pays for it's charge?
0071
 1                            Lin
 2        A    Yes.
 3             MR. LINDNER:  Have you provided
 4        Ms. Park or Ms. Park have you provided me
 5        with the e-mail on that Blackberry phone
 6        that are relevant to this case?
 7             MS. PARK:  Ms.  Lindner, there are no
 8        e-mails, and we have been through this
 9        before and the judge has ruled on this
10        issue.  There are no e-mails.  There are no
11        electronic communications concerning Mr.
12        Lin that have not already been produced
13        and, furthermore, that are relevant in any
14        way to your claims, which you are
15        constrained to by Order of Judge Katz.
16        Q    So, let me ask that question directly --
17             MS. PARK:  No, move on.
18        Q    So, Qing --
19             MS. PARK:  Move on.
20             MR. LINDNER:  Your objection is noted.
21        Please, Ms.  Park.
22        Q    Have you sent any e-mail or received any
23   e-mail that uses the name Peter Lindner in it?
24        A    No.
0072
 1                            Lin
 2        Q    Have you --
 3        A    First, let me clarify --
 4             MS. PARK:  Let me just clarify.  You
 5        are not supposed to testify to any e-mails
 6        that you and I have exchanged or any
 7        e-mails of any communications you've had
 8        with an attorney.  That is protected by the
 9        Attorney/Client Privilege and you are not
10        obligated to --
11        A    Let me answer the question for the
12   question before.
13        Q    Sure.
14        A    Not as of now.  During what time period?
15        Q    It's a good question and I'm not sure
16   what the answer is.  But can you give me an
17   approximate date when you got the Blackberry?
18        A    I do not remember.
19        Q    Would it be, like -- Now, it is 2009,
20   January 2009.  So, do you think you got it five
21   years ago?  Let's say in 2004?
22        A    Probably, yes.
23             MR. LINDNER:  And we have five minutes
24        left on the tape, so we are going to be
0073
 1                            Lin
 2        finished soon.
 3        Q    Did you send a message to Ms. Park but
 4   also, you know, to a lawyer, but also to some
 5   other people at American Express?
 6             MS. PARK:  Objection.  He is not going
 7        to answer.
 8             MR. LINDNER:  He can answer if he sent
 9        a message.
10             MS. PARK:  No, he can't.
11             MR. LINDNER:  He doesn't have to
12        reveal --
13             MS. PARK:  No, he does not have to
14        divulge if he sent me any e-mails,
15        Mr. Lindner, that's protected by the
16        Attorney/Client Communication.
17        Q    First of all, have you met with Ms. Park
18   prior to today?
19             MS. PARK:  You can answer that, yes or
20        no.
21        A    Yes.
22        Q    Have you sent e-mail to Ms. Park?
23             MS. PARK:  Objection.  Don't answer
24        that question.
0074
 1                            Lin
 2        Q    Have you sent e-mails to other people
 3   and Ms. Park would be one of them on that e-mail?
 4   In other words, --
 5             MS. PARK:  Objection, I direct you not
 6        to answer that question.
 7        Q    -- as a blind carbon copy or a copy?
 8             MS. PARK:  No, direct you not to
 9        answer that question.
10             MR. LINDNER:  And can you answer why?
11             MS. PARK:  Yes, that is protected by
12        the Attorney/Client Privilege, Mr. Lindner.
13             MR. LINDNER:  Okay, as best I know,
14        Attorney/Client Privilege doesn't stop you
15        from saying whether you sent it, it just
16        says that I can't know what you sent.
17             MS. PARK:  That's your
18        characterization.
19             MR. LINDNER:  I know that's my
20        characterization.  I'm not a lawyer.
21        Q    Did you send any e-mails that discussed
22   Fisher Jordan but not to Ms. Park?  Do you know
23   who Fisher Jordan is?
24        A    Yes.
0075
 1                            Lin
 2        Q    Have you ever discussed them, via
 3   e-mail, to Fisher Jordan?
 4             MS. PARK:  Objection to form.
 5        Q    Have you sent an e-mail to or from
 6   Fisher Jordan on your Blackberry?
 7             MS. PARK:  Mr. Lindner, are you asking
 8        about e-mails --
 9             MR. LINDNER:  Please --
10             MS. PARK:  Mr. Lindner, your first
11        question was:  Have you sent an e-mail on
12        it, that has a reference to me on it.
13             MR. LINDNER:  Okay, I'm asking about
14        Fisher Jordan.
15        Q    Have you communicated with Fisher Jordan
16   via e-mail on your Blackberry?
17             MS. PARK:  During what time period?
18        Q    At all in your life?
19        A    Yes.
20        Q    Have you done it in 2005?  Do you know
21   when --
22        A    2005?
23        Q    Yes.
24        A    I do not remember.
0076
 1                            Lin
 2             MR. LINDNER:  That's fair.  You don't
 3        have to remember.  I'm going to request
 4        here that we get the log of messages that
 5        Qing sent to Fisher Jordan.  Ms. Park have
 6        you introduced those e-mails.
 7             MS. PARK:  Request all you want.  You
 8        are not getting anymore discovery.  Move
 9        on.
10             MR. LINDNER:  But have you --
11             MS. PARK:  Move on.
12             MR. LINDNER:  Provided them?
13             MS. PARK:  Move on.  Move on.
14             THE WITNESS:  Can I state one fact?
15             MS. PARK:  No, there is no question
16        pending.
17             MR. LINDNER:  Yes, you can.  Please,
18        I'm asking you, Qing, can you please state
19        one fact?
20             MS. PARK:  Go ahead, Mr. Lin.
21        A    The e-mails on my Blackberry is
22   duplicated on the Lotus Note, it's exactly
23   identical, the exact duplication of the Lotus
24   Note.  That is company's e-mail system.  I just
0077
 1                            Lin
 2   want to state that fact.
 3             MS. PARK:  Sure.  There is no other
 4        question pending.
 5             MR. LINDNER:  I appreciate that.
 6        Q    And you used -- So, you used your
 7   Blackberry to communicate with Fisher Jordan or
 8   you've only passively observed it or have you
 9   actually used it to communicate with him?
10        A    Use of my Blackberry?
11        Q    Yes?
12        A    I do not remember.
13        Q    Okay, on your personal phone, have you
14   ever sent a message to or an e-mail to Fisher
15   Jordan or received one?
16        A    No.
17             MS. PARK:  You are out of tape, Mr.
18        Lindner.  Will you please note the time.
19             MR. LINDNER:  We have one minute left
20        and, Ms. Park, I'd appreciate it -- You're
21        not in control of this.  If you wish to
22        break we can break.
23             MS. PARK:  No, we can go on for one
24        minute.
0078
 1                            Lin
 2             MR. LINDNER:  Thank you very much
 3        Ms. Park.  Okay, we will take a break now
 4        so that Dmitry can change the tape --
 5             MS. PARK:  Could you note the time?
 6             MR. LINDNER:  I have 12:02.  What time
 7        do you have?
 8             THE COURT REPORTER:  Same.
 9             MR. LINDNER:  12:02 and we will take a
10        five minute break.  Would that be
11        acceptable to Qing?
12             THE WITNESS:  That's fine.
13             MR. LINDNER:  And Ms. Park is that
14        acceptable to you?
15             MS. PARK:  That's fine.
16             MR. LINDNER:  Can you call the judge
17        now and talk to him?
18             MS. PARK:  Yes.
19             MR. LINDNER:  Thank you very much.
20        Okay --
21             THE VIDEOGRAPHER:  We're going off the
22        record?
23             MR. LINDNER:  We will go off the
24        record now.
0079
 1                            Lin
 2             THE VIDEOGRAPHER:  This ends tape
 3        number one.  We are off the record at
 4        12:03.
 5                       (Whereupon at 12:03 p.m. a
 6                       recess was taken.)
 7                       (12:15 p.m. back on the
 8                       record.)
 9             THE COURT CLERK:  It is not my
10        deposition.  I recommend you proceed with
11        your deposition.
12             MR. LINDNER:  I'm unable to do that
13        because Ms. Park objected and directed the
14        deponent, who is a named person in the
15        suit, not to answer a question.  She did
16        that several times.  The court reporter is
17        here.  She can state what those times were.
18        One of the questions was, I asked Qing to
19        state his full name, in case there were any
20        other things, and Ms. Park refused to let
21        him answer the question.  I could be wrong.
22        However, we have a video tape and we have a
23        stenographer.  So, Ms. Park, will you
24        respond to that?
0080
 1                            Lin
 2             MS. PARK:  Yes, and I will respond by
 3        saying that I confirm, as stipulated that
 4        Mr. Lin's name is Qing Lin.  I then allowed
 5        you to ask Mr. Lin if you went by an alias,
 6        and I allowed Mr. Lin to answer that
 7        question.  I believe that any further
 8        questions Mr. Lindner that you are
 9        proposing to my client are tantamount to
10        harassment, and I have a very strong
11        interest in protecting my client from you,
12        quite frankly.
13             You have been ordered by Judge Katz to
14        limit your questions to matters relevant to
15        the Complaint.  You spent the first hour
16        and a half of Mr. Lin's deposition asking
17        him if he took a national test in China.
18        Where in China he went to university, and
19        what position was he hired into back in
20        1990 and who he reported to back in 1990,
21        and could he state for the record, as if
22        were speaking to an eight year old child,
23        what he does in his capacity as a credit
24        risk management person.  None of these
0081
 1                            Lin
 2        questions is even remotely germaine to any
 3        of the allegations alleged in the Complaint
 4        nor for that matter to American Expresses
 5        defenses.
 6             I will state for the record that I
 7        believe that this Pro Se plaintiff is bent
 8        on doing nothing more than harassing Mr.
 9        Lin.  He has not asked a single question
10        about his claims today.
11             THE COURT CLERK:  So, Mr. Lindner, it
12        sounds like you have a stipulation about
13        the deponent's name.  Are you guys ready to
14        move on and --
15             MR. LINDNER:  No, I'm not ready to
16        move on.  Let me state something on the
17        record.  I apologize for speaking over you,
18        Jason.  I'm pretty upset that Ms. Park is
19        stopping Qing Lin from saying his full
20        name, which might have taken five seconds
21        or ten seconds, but certainly I think I was
22        entitled to know it and if he would have
23        said the answer and we moved that would be
24        fine.  But Ms. Park I feel is being
0082
 1                            Lin
 2        obstructionist.
 3             Now, Ms. Park also made a statement to
 4        you, Jason, that I haven't asked a single
 5        question that was relevant to my Complaint.
 6        Actually, I did ask a single question that
 7        was relevant to the Complaint.  Maybe
 8        several.  I asked if Qing had an e-mail
 9        sent to Fisher Jordan from his Blackberry
10        and I also asked if he had an e-mail sent
11        by his personal phone to Fisher Jordan and
12        he answered both those questions. and I
13        would submit that that's part of the
14        evidence, is if he had a letter to Fisher
15        Jordan, then that is something that we
16        would like to know.
17             THE COURT CLERK:  Okay.  So, it sounds
18        like you have a stipulation from the
19        deponent about the deponent's name.  So,
20        you are aware of the deponent's name.  No
21        I'm not.  He hasn't answered the question
22        and the problem is, Jason, is that her
23        objection stops him from answering, but
24        this is like one example out of a few where
0083
 1                            Lin
 2        she has objected, and now I think you have
 3        also said that Ms. Park is not allowed to
 4        stop her client from answering because it
 5        is not relevant.  She can make an
 6        objection.  I'm not stopping her from
 7        making an objection.  I'm noting it on the
 8        record but I instruct the deponent to
 9        answer and Ms. Park is then stopping the
10        deponent from answering.  I wish a
11        ruling --
12             THE COURT CLERK:  May I stop you,
13        Mr. Lindner?
14             MR. LINDNER:  Yes, you may.
15             THE COURT CLERK:  The question that is
16        on the table though is the deponent's full
17        name, which I heard Ms. Park say that she
18        stipulated to what the deponent's full name
19        was.
20             MS. PARK:  Correct, and allowed Mr.
21        Lindner to ask Mr. Lin if he had an alias,
22        and, I believe, I further allowed Mr.
23        Lindner to ask if he had a Chinese name
24        that is different from Qing Lin, and
0084
 1                            Lin
 2        allowed Mr. Lin to answer that as well, and
 3        he answered no.
 4             THE COURT CLERK:  So, it sounds like
 5        your questions have been asked and
 6        answered.  Can you move on to asking
 7        relevant questions about your Complaint,
 8        Mr. Lindner?
 9             MR. LINDNER:  Well, Jason, you know
10        I'm Pro Se; right?  If somebody says,
11        "Asked and answered," are they then free
12        from having to answering it again?
13             THE COURT CLERK:  Well, you have been
14        ordered to --
15             MR. LINDNER:  I'm asking you to answer
16        that question.
17             THE COURT CLERK:  Well, you have
18        perceived an answer to your question --
19             MR. LINDNER:  I'm asking --
20             THE COURT CLERK:  It is not in your
21        interest to belabor this issue.  I mean,
22        you are consuming time here that --
23             MR. LINDNER:  I'd like to speak to the
24        Judge.
0085
 1                            Lin
 2             THE COURT CLERK:  It is your
 3        deposition and I suggest strongly that you
 4        try to move on --
 5             MR. LINDNER:  I understand.
 6             THE COURT CLERK:  -- without having to
 7        bring the relevance of a particular
 8        question to the judge's attention.
 9             MR. LINDNER:  I am not bringing that
10        to the judges attention, Ms. Park is by
11        directing her client not to answer.
12             Now, if Ms. Park directs her client
13        not to answer a question, cause she feels
14        it is not relevant, and I wish to get that
15        answer, today is my day to do it.  Is it
16        not?
17             THE COURT CLERK:  Yes.  Can I make a
18        recommendation?  Can the parties agree to
19        try to move forward and not take up any
20        more of the Court's time?
21             MS. PARK:  Yes.
22             THE COURT CLERK:  Mr. Lindner, can you
23        ask relevant questions?
24             MR. LINDNER:  Sure.  I've asked a
0086
 1                            Lin
 2        relevant question and I think his name is a
 3        relevant question --
 4             THE COURT CLERK:  And you got an
 5        answer.
 6             MR. LINDNER:  No, I didn't and--
 7             THE COURT CLERK:  Can you move
 8        forward.
 9             MR. LINDNER:  Sir, I have many
10        questions to move forward.  I'm calling you
11        during the break.  I wish to speak to the
12        Judge please.  Can we do that, yes or no?
13             THE COURT CLERK:  You're entitled to
14        speak to the Judge but --
15             MR. LINDNER:  I'd appreciate it.
16             THE COURT CLERK:  I would like you to
17        take any suggestion --
18             MR. LINDNER:  I understand your
19        suggestion and you are saying, can we
20        continue and not speak to the Judge, and I
21        am saying that, unless Ms. Park says that
22        she will not say something is irrelevant
23        and direct her client not to answer, I
24        would like a Ruling from the Judge.
0087
 1                            Lin
 2        Ms. Park you did before say that something
 3        was not relevant and directed your client
 4        not to answer; is that correct?
 5             MS. PARK:  Mr. Lindner, if I directed
 6        my client not to answer on the grounds of
 7        relevancy alone --
 8             MR. LINDNER:  Yes.
 9             MS. PARK:  -- guess what?  The entire
10        morning would have gone with no
11        testimony --
12             MR. LINDNER:  Have you ever --
13             MS. PARK:  Let me finish my statement.
14             MR. LINDNER:  Please.
15             MS. PARK:  You have spent the hour and
16        fifteen minutes asking nothing but
17        irrelevant questions.  Mr. Lin has answered
18        that.  Where I feel that your questions are
19        completely inappropriate and bent solely on
20        harassing my client, I can and I will
21        direct my client not to respond.  I believe
22        that there is a real serious risk to you
23        attempting to do personal harm to my
24        client, based on basically your stated wish
0088
 1                            Lin
 2        to harm Mr. Lin, and when you ask questions
 3        that are personal, that expose my client to
 4        potential harm from you, I will take that
 5        risk of directing my client not to answer
 6        your question.
 7             THE COURT CLERK:  Basically, you have
 8        to stick to relevant topics.
 9             MR. LINDNER:  Okay, but if I ask a
10        question and Ms. Park says it is not
11        relevant and directs her client not to
12        answer, is that correct or not.
13             THE COURT CLERK:  If you want to play
14        this out, if you insist on asking a
15        question that really has nothing to do with
16        your claims --
17             MR. LINDNER:  But it is Ms. Park's
18        view and not my view.  In other words,
19        should Ms. Park be the decider of relevance
20        or not?  If I'm saying I'll note her
21        objection but she is directing her client
22        not to answer; is that okay?
23             THE COURT CLERK:  If you play this out
24        to the end and ask the Judge to rule on the
0089
 1                            Lin
 2        relevance of it otherwise you are not going
 3        to get what you need.
 4             MR. LINDNER:  I'm not asking that,
 5        Jason.  Please don't misconstrue me.  I'm
 6        saying --
 7             THE COURT CLERK:  You have to stick to
 8        relevant--
 9             MR. LINDNER:  I'm saying, what I
10        thought you were just telling me is that
11        Ms. Park cannot say, "That is not a
12        relevant question.  I'm directing my client
13        not to answer."  And then ceases to answer.
14             THE COURT CLERK:  Eventually, if you
15        end up having to talk to the Judge and he
16        has to tell you that it is okay for Ms.
17        Park to direct her client not answer
18        questions that are not relevant, because
19        you are simply harassing her and you have
20        been directed --
21             MR. LINDNER:  She didn't say --
22             THE COURT CLERK:  -- to ask relevant
23        questions --
24             MR. LINDNER:  Jason, please, please,
0090
 1                            Lin
 2        please, I didn't say it with a knife in my
 3        hand.  I'm threatening.  I'm not harassing.
 4        She didn't say, "You were harassing my
 5        client."  She said, "It is not relevant."
 6        Please focus, Jason.
 7             THE COURT CLERK:  That is not all she
 8        said.  I heard her say those words --
 9             MR. LINDNER:  But you didn't hear
10        correctly then.  You hear correctly.  There
11        were many different times.  At one of those
12        times she said, "Harassing."  But at
13        another one of those times she didn't say
14        harassing she just said it wasn't relevant
15        and that's what I want a ruling from the
16        Judge On can I get that ruling, yes or no?
17             THE COURT CLERK:  Can you hold on a
18        minute, please?
19             MR. LINDNER:  Thank you.
20                       Off the record.
21                       (Recess taken 12:25 p.m..)
22                       (Back on the record with
23                       Judge Katz at 12:30 p.m.)
24             JUDGE KATZ:  What is the issue
0091
 1                            Lin
 2        Mr. Lindner?
 3             MR. LINDNER:  Well, the issue is that
 4        I feel that Ms. Park is being
 5        obstructionist and specifically she is
 6        deciding that some of the questions I am
 7        asking are not relevant, which I note her
 8        objection and I'm glad to do so.  However,
 9        then she instructs her client not to answer
10        those questions and some of them she might
11        well be right but I thought -- One of the
12        questions was, I asked for Qing's full
13        name, and that's on the record, we could
14        find a quote from that, and Ms. Park
15        directed him not to answer.  She felt it
16        was sufficient, one stipulation or another,
17        but I wanted to get his full name, in case
18        he had a middle initial or anything like
19        that and she directed him not to answer.
20             Another time I asked for how many
21        people were employed at American Express
22        and she told him not to answer.  Another
23        point I asked Qing whether he was a U.S.
24        citizen or not and she directed him to
0092
 1                            Lin
 2        refuse to answer.  There might have also
 3        been a question when I asked whether he had
 4        a passport or not and she refused to have
 5        him answer.  Another time he stated that he
 6        was working in Risk Management and it was a
 7        function of, I think, a phrase something
 8        like, a function of the Credit Risk
 9        Management, and I said, can you explain
10        that phrase in a way that different people
11        could understand it?  Let's say, an eight
12        year old child, if you want to tell them
13        what you do; and then a thirteen year old
14        who is intelligent; then a college student
15        who is considering a job; or then to a
16        technical person in your field and then
17        explain what risk management is to, let's
18        say, a relative, an older relative who
19        wants to know what you are doing, and how
20        would you explain it, and she directed him
21        not to answer that.
22             I'm not positive on that, but that's
23        how I see the transcript, and I think that
24        is what indeed was happening.
0093
 1                            Lin
 2             JUDGE KATZ:  Why is it that you were
 3        interested in answers to those questions?
 4             MR. LINDNER:  Well, first of all, the
 5        job I was applying for uses many of the
 6        skills of Risk Management.  It was a Risk
 7        Management job.
 8             JUDGE KATZ:  Right.  But you weren't
 9        applying for a job with American Express.
10             MR. LINDNER:  Correct.  I was applying
11        for a job with Fisher Jordan, who was a
12        vendor and was a vendor working, or wanted
13        to work with American Express in his Risk
14        Management Group.  So, that's how it ties
15        in, but I felt it would lead to the
16        discovery of relevant information,
17        admissible evidence at trial.
18             For instance, one of the questions,
19        which I think Ms. Park objected to was when
20        I asked about did he have any phones that
21        were paid for by American Express, which he
22        said, "Yes," and he identified one as a
23        Blackberry, and he said that was paid for
24        by American Express, and that he gets
0094
 1                            Lin
 2        e-mails on it, and that he has indeed sent
 3        e-mails to Fisher Jordan on that Blackberry
 4        and so I asked:  Well then I'd like to get
 5        a list of what those e-mails are and, if I
 6        recall, Ms. Park saying, "No, Mr. Lindner,
 7        Discovery, that question is finished and
 8        you are not entitled to get any e-mails
 9        that he might have sent to Fisher Jordan on
10        his Blackberry.  Request all you want."
11             JUDGE KATZ:  Okay, but that doesn't
12        have to do with the deposition question.
13             MS. PARK:  Correct, your Honor.
14             MR. LINDNER:  Wait, wait, I'm sorry, I
15        didn't understand what you just said.
16             JUDGE KATZ:  That is not a deposition
17        question, getting the documents.  That is
18        outside the deposition.
19             MR. LINDNER:  During the deposition I
20        said, "I'd like to make a request."  I
21        thought when I was being deposed that I
22        would mention a document, she said, "What
23        would refresh your remember?" and I'd say,
24        such and such, and then she would say,
0095
 1                            Lin
 2        "Well, then I request that document."  So,
 3        I thought if he would say, "I sent e-mails
 4        to Fisher Jordan."  Then I would like to
 5        say, "I request that document."
 6             MS. PARK:  And, Judge, Mr. Lindner
 7        proceeds to want an answer from me on the
 8        record, in terms of his requests for
 9        records.  He wants to have an entire
10        colloquy about what those records are and
11        whether I'm going to produce them.
12             MR. LINDNER:  That is actually a
13        mischaracterization, you Honor. I think
14        what I asked is, "Ms. Park, have you turned
15        over such e-mails to me?"  And I think that
16        is a simple yes or no or I don't know I'll
17        have to find out and then get back to you.
18        I don't think she answered like that.
19             JUDGE KATZ:  Let's get back to the
20        question of the deposition.
21             MR. LINDNER:  Sure.
22             MS. PARK:  Your Honor, may I respond
23        to Mr. Lindner?
24             JUDGE KATZ:  Yes.
0096
 1                            Lin
 2             MS. PARK:  Okay.  So, Your Honor, this
 3        deposition was scheduled to start at 9:30.
 4        It didn't get off the ground until
 5        10:46 a.m., largely because of the time it
 6        took the videographer to get set up.  We
 7        just spent this hour and fifteen minutes
 8        with Mr. Lindner asking Mr. Lin questions
 9        revolving around what his position was, and
10        who he reported to back in 1990 when he was
11        hired.  Mr. Lindner then asked him
12        questions about where he was educated in
13        China and several questions about whether
14        Mr. Lin took some kind of test, an
15        examination test that was nationwide in
16        China to test his mathematical or computer
17        aclement (sic) and Mr. Lindner asked
18        questions such as -- I did not direct Mr.
19        Lin not to answer how many employees are at
20        American Express, but what Mr. Lindner
21        wanted Mr. Lin to do is to confirm that Ken
22        Chenault, chairman of the firm, is
23        responsible or is in charge of those 70,000
24        employees.
0097
 1                            Lin
 2             There were also asked questions such
 3        as, if he submitted a passport. You know,
 4        if he has an alias, which I allowed Mr. Lin
 5        to answer.  You know, does he have a
 6        Chinese name?  Does he have a different
 7        Chinese name?  Which I also allowed Mr. Lin
 8        to answer.  And, again, Your Honor could
 9        not have been more clear in your order of
10        yesterday, which limited Mr. Lindner to
11        questioning witnesses about matters
12        relevant to the Complaint.
13             I believe, based on statements
14        Mr. Lindner has made about Mr. Lin, that
15        these questions, Your Honor, are bent on
16        nothing more than harassing Mr. Lin.
17        Harassing Mr. Lin and getting as much
18        personal or sensitive information as he
19        can, so he can disseminate that information
20        to the public, Your Honor.  He has not
21        asked a single question about what Mr. Lin
22        said or didn't say to Fisher Jordan and
23        here we are an hour and fifteen minutes in.
24             MR. LINDNER:  Well, actually, Your
0098
 1                            Lin
 2        Honor, Ms. Park made a few misstatements --
 3             JUDGE KATZ:  Mr. Lindner, I don't want
 4        to waste anymore time --
 5             MR. LINDNER:  I appreciate that.
 6             JUDGE KATZ:  -- because you have to
 7        get through this deposition.
 8             MR. LINDNER:  Right.
 9             JUDGE KATZ:  And if you don't start
10        asked questions about the matters in issue,
11        you are never going to get through it.  So,
12        why are you spending so much time on all
13        these extraneous matters?
14             MR. LINDNER:  First of all, they are
15        not extraneous, Your Honor.  I feel that
16        giving his name is not extraneous --
17             JUDGE KATZ:  Well, no but --
18             MR. LINDNER:  Can you please amplify
19        when --
20             JUDGE KATZ:  We don't have to amplify.
21             MR. LINDNER:  Well, then please --
22             JUDGE KATZ:  Matters related to his
23        passport and immigration status are
24        extraneous.
0099
 1                            Lin
 2             MR. LINDNER:  Okay.  So, I should not
 3        have asked if he had a U.S. passport.
 4             JUDGE KATZ:  I think it's a waste of
 5        time, Mr. Lindner.
 6             MR. LINDNER:  I understand it is a
 7        waste of time but I should not have asked
 8        it?
 9             JUDGE KATZ:  Yes, correct.
10             MR. LINDNER:  Your Honor, the reason I
11        asked that is that, at one point, Qing Lin
12        said, "Peter can't work here."
13             JUDGE KATZ:  Okay.
14             MR. LINDNER:  And so, what does it
15        mean if you say somebody can't work here?
16        To some people that would mean you don't
17        have a U.S. passport or you don't have a
18        Green Card and you don't have the ability
19        to work here.
20             JUDGE KATZ:  Mr. Lindner, why don't
21        you ask him if he said that and what he
22        meant.
23             MR. LINDNER:  Because we are not up to
24        that, Your Honor.  It's a seven hour
0100
 1                            Lin
 2        deposition which we are an hour and a half
 3        into it.  So, if you want, I can just jump
 4        to the end and have him say, "I don't
 5        know," and then the whole deposition is
 6        over.  I am building up and I'm trying to
 7        use his information.  So, will you please
 8        direct the deponent to answer the question
 9        of his full name.
10             MS. PARK:  I have already stipulated
11        his full name, Your Honor, Qing Lin.
12             MR. LINDNER:  I'd like to hear it from
13        Mr. Lin.
14             JUDGE KATZ:  He can answer that
15        question.
16             MR. LINDNER:  Thank you very much.  We
17        will ask that question later.  I appreciate
18        that.  Then when Ms. Park feels the
19        question is not relevant she directs Qing
20        not to answer.
21             MS. PARK:  That is not accurate, Your
22        Honor.  If I were to direct Mr. Lindner not
23        to answer on the grounds of relevancy then
24        guess what, I don't know that even one
0101
 1                            Lin
 2        question would have been answered in the
 3        first hour and fifteen minutes.  I have sat
 4        here.  My client has sat here.  We have
 5        answered questions.  When I feel like Mr.
 6        Lindner is attesting to do nothing more
 7        than harassing my client, and based upon
 8        his stated intent to harm Mr. Lin in
 9        whatever way he can and in whatever power
10        he has, Your Honor, I have serious and
11        grave concerns.
12             JUDGE KATZ:  Okay.
13             MR. LINDNER:  The point is that, if I
14        ask a hundred questions, the point is not
15        what is my least relevant question.  The
16        point is what is my most relevant question
17        and I felt some of my questions were indeed
18        relevant.  So, I will note Ms. Park's
19        objection on the record but I'm asking for
20        a Ruling on this.  If Ms. Park says, "Not
21        relevant," and I say, "Your objection is
22        noted but wish the deponent to answer," can
23        I get the deponent to answer the question?
24             JUDGE KATZ:  Well, not if Ms. Park
0102
 1                            Lin
 2        thinks you are harassing the client.
 3             MR. LINDNER:  So, if she says, "I feel
 4        you're harassing him," then we should ask
 5        for a Ruling; correct?
 6             JUDGE KATZ:  Correct, but I don't
 7        expect to have that happen all day long.
 8             MR. LINDNER:  Well, I don't either,
 9        but I don't feel I was harassing when I
10        asked him his name, and don't feel I was
11        harassing when I asked how many people
12        worked at American Express.
13             JUDGE KATZ:  And I don't think that
14        she claimed that that was harassing.
15             MS. PARK:  Well, Your Honor, he
16        actually answered.  Mr. Lin answered that
17        question.  He said, "70,000 employees."
18             MR. LINDNER:  That's because I asked
19        it a different way.  But there were several
20        other ones and Your Honor we have a
21        stenographic record of this.  So, I think
22        Ms. Park is not telling you the full truth
23        on these matters.  So, if she says, Peter
24        you are harassing the deponent by asking a
0103
 1                            Lin
 2        question about such and such a personal
 3        area, that would be one thing, but when she
 4        says it's not relevant, I don't want to
 5        have to explain the relevancy to her, but
 6        in this case I did explain the relevancy
 7        and that is that when Qing said to Fisher
 8        Jordan, "I don't think he can work here."
 9        If you ask a person about an employer and
10        they said, "I don't think he can work
11        here," the question is what does "Here
12        mean?"  Here might mean at this company.
13        Here might mean in this city or here might
14        mean in this country, because of passport
15        reasons.  You know, not having a Green
16        Card.  So, that is why I asked that
17        question.
18             But I don't if I have to explain my
19        whole thing to Ms. Park when he could just
20        say yes or no.
21             JUDGE KATZ:  Look, I don't follow your
22        logic on some of this but --
23             MR. LINDNER:  I'm sorry.
24             MS. PARK:  Judge --
0104
 1                            Lin
 2             MR. LINDNER:  I'm asking for a
 3        specific ruling on this and the specific
 4        ruling is.  If Ms. Park says something is
 5        not relevant and I note her objection on
 6        the record, can I compel the deponent to
 7        answer?
 8             JUDGE KATZ:  If she doesn't think you
 9        are harassing her client.
10             MR. LINDNER:  Right.  I understand if
11        she says, "You're harassing my client.  I'm
12        directing him not to answer," then I will
13        object, and we will note that on the
14        record.  But, I'm saying, if she doesn't
15        say that, "harassing," if she just says,
16        "It is not relevant question, I'm directing
17        you not to answer, Qing," and then he
18        refuses to answer, I'd like a ruling on
19        that, please.
20             MS. PARK:  Judge, you don't need to
21        rule because I will not object.  It is Mr.
22        Lindner's deposition.  We are here for
23        seven hours.  I will not object on the
24        ground of relevancy, unless I feel he has
0105
 1                            Lin
 2        gone over the line and is now doing nothing
 3        but attempting to harass my client.
 4             MR. LINDNER:  Can I get a ruling on
 5        that, Your Honor?
 6             JUDGE KATZ:  Mr. Lindner --
 7             MR. LINDNER:  Yes.
 8             JUDGE KATZ:  Your case is not the only
 9        case this court has responsibility for, and
10        the way you are behaving you act like you
11        think that you have all of the Court's
12        attention be dedicated to your case.  It
13        can't.  You are a smart enough man to know
14        what needs to be done in order to get
15        discovery about the specific claim in this
16        case, which are very limited.  They are
17        very limited.  That has nothing to do with
18        the merit of the claim.  All I'm saying is
19        the issues and contention are very narrow.
20        Essentially, whether he breached the
21        agreement by saying something negative
22        about your ability to be employed there and
23        what consequences that had --
24             MR. LINDNER:  Your Honor, can I say --
0106
 1                            Lin
 2             JUDGE KATZ:  No.
 3             MR. LINDNER:  -- that is not what it
 4        says on paragraph 13?
 5             MS. PARK:  Judge, we have just now
 6        wasted forty minutes.
 7             JUDGE KATZ:  I think what we will do
 8        is, if there are significant disagreements
 9        over areas like this and you can't resolve
10        them, then I would suggest you just go on
11        and I will deal with them at the end of the
12        deposition not throughout the middle of it.
13             MR. LINDNER:  I appreciate it and in
14        the meantime the deponent will be
15        instructed to answer, right, and you can
16        always strike it from the record; correct.
17             JUDGE KATZ:  Unless Ms. Park feels
18        that you are harassing the witness.
19             MR. LINDNER:  I understand fully.
20             MS. PARK:  Thank you, Judge.
21             MR. LINDNER:  Now, the other thing
22        that Ms. Park said is that we started at
23        10:45 because the videographer had to set
24        up.  The answer was that Ms. Park received
0107
 1                            Lin
 2        an e-mail from me about the video on
 3        Friday, which was six days ago, and again
 4        on Monday, and I told her that we were
 5        going to start at 9:30 on 42nd Street, at
 6        the place, and she objected last night at
 7        6:45 p.m. from going there.  So, she knew
 8        this a week ago and they would have been
 9        set up instantly.  At 9:30 they would have
10        started on the dot.
11             She wrote me an e-mail, which can be
12        produced.  I have a copy of it here.  That
13        she said that if --
14             JUDGE KATZ:  I'm not ruling on this
15        matter.  Go on with the deposition.
16             MR. LINDNER:  I understand, Your
17        Honor, I wish to go on --
18             MS. PARK:  Thank you, Your Honor.
19             MR. LINDNER:  Thank you very much.
20             THE VIDEOGRAPHER:  Stand by.  This
21        begins tape number 2 in the deposition of
22        Qing Lin.  We are on the record at 12:47.
23             MR. LINDNER:  This Peter Lindner, I'm
24        continuing -- This is Peter Lindner and I'm
0108
 1                            Lin
 2        continuing the deposition of Qing Lin.
 3        Q    So, Qing, earlier I asked you a question
 4   of what your full name was and Ms. Park --
 5             MS. PARK:  Just ask him what his full
 6        name.  He can answer the question.
 7             MR. LINDNER:  Your objection is noted,
 8        Ms. Park?
 9             MS. PARK:  I'm not objecting.  Just
10        ask him.
11             MR. LINDNER:  Ms. Park, your objection
12        is noted.  Please do not interrupt again.
13        Q    And Ms. Park directed you not to answer
14   and to refuse to answer.  We just got a ruling
15   from the Judge and the Judge instructed that you
16   should be ordered to give your name.  So, let me
17   ask you a question before I ask you the answer
18   (sic).  Do you understand what it means when a
19   judge orders something?
20             MS. PARK:  We stipulate that he does.
21        Move on, Mr. Lindner.
22             MR. LINDNER:  Thank you, Ms. Park.
23             MS. PARK:  Move on.
24             MR. LINDNER:  Ms. Park, I will move
0109
 1                            Lin
 2        on.  I wish to get an answer from Mr. Lin.
 3        Q    Qing, do you understand what it means
 4   when a judge orders something?
 5        A    Could you explain?
 6        Q    Sure.  You have a judge who is in a
 7   court and supposedly they have control of the
 8   court.  You understand what it means to have
 9   control of an environment; correct?
10             MS. PARK:  Objection to form.
11             THE WITNESS:  I'm sorry?
12             MR. LINDNER:  Your objection is noted.
13        Q    Can you answer?  Do you understand what
14   it means to have control of an environment?
15        A    I do not understand the technical legal
16   meaning of control of the court.
17        Q    I wasn't using a legal term.  I was
18   using environment in the sense -- For instance, if
19   American Express has certain standards of what you
20   wear or what you say or what things you can carry.
21   For instance:  You cannot bring alcohol into the
22   work place, then they have control over that
23   office.  Do you understand that?
24             MS. PARK:  Objection to form.
0110
 1                            Lin
 2        A    In that form, I understand what you
 3   said.
 4        Q    Very good.  So, in a similar way a judge
 5   has control over this environment, over the
 6   courthouse.  In other words, the judge can decide
 7   what he allows and does not allow.  Let me give an
 8   example.  I had a cell phone --
 9             MS. PARK:  Is there a question?
10             MR. LINDNER:  Yes.
11        Q    I had a cell phone.  I wasn't allowed to
12   bring it up.  Ms. Park has a cell phone.  She is
13   allowed to bring it up.  The judge specifically
14   ordered that.  Do you understand what it means
15   when a judge orders something?
16             MS. PARK:  Objection.  Asked and
17        answered.
18        Q    Do you understand what it means?
19        A    I understand in this example what it
20   means.
21        Q    Can you tell me, in the best of your
22   ability, how you understand what a judge's order
23   is?
24             MS. PARK:  Objection to form.  He is
0111
 1                            Lin
 2        not a lawyer, Mr. Lindner.
 3        Q    As a layman, I understand that you are
 4   not a lawyer and I understand that I'm not a
 5   lawyer, even though I play one in this trial, but
 6   nonetheless do you understand what -- what is your
 7   understanding of what a judge's order is.
 8        A    I don't know because I usually consult
 9   with Ms. Park.
10             MS. PARK:  Fine, just say, "I don't
11        know."
12             MR. LINDNER:  If you don't know,
13        that's fine.
14        Q    So, if somebody was to say, for instance
15   at American Express, that there is a rule that you
16   cannot bring liquor into the facility you would
17   understand what that means; correct?
18        A    So, first, I'm not aware that American
19   Express has that rule.
20        Q    That's true.  They may not have that
21   rule.  Let me ask you another thing.  Suppose
22   somebody were drinking on the job, does American
23   Express have rules on that?
24        A    I don't remember.
0112
 1                            Lin
 2        Q    So, for instance, can you bring in some
 3   liquor and when you go down for your lunch bring
 4   it up to your desk and drink it, like a rum and
 5   coke, or some drink like that?  Orange juice and
 6   vodka, and do your work.  Is that acceptable
 7   American Express policy?
 8        A    I'm not aware of American Express policy
 9   but I have not seen people do that.
10        Q    Alright.  You are a manager of many
11   people.  So, do you feel that there is a document
12   that tells whether you can or cannot, in fact,
13   consume liquor on the premises while you are
14   working?
15             MS. PARK:  Objection.  Asked and
16        answer.  You can answer.
17        A    So, I have seen incidents, that happens.
18   For example, there could be receptions, company
19   host inside the building.  Alcohol would be
20   served.
21        Q    Sure.
22        A    I have seen that.
23        Q    Right.
24        A    So, that's why I cannot especially say
0113
 1                            Lin
 2   which is rule.
 3        Q    And, actually, I have been to some of
 4   those but typically they are social type things as
 5   opposed to business meetings.  Would you
 6   characterize it as such?
 7             MS. PARK:  Objection to form.
 8        Q    How would you characterize the
 9   difference when they serve and when they don't
10   serve?
11             MS. PARK:  Okay to form.
12             MR. LINDNER:  Noted.  Please answer.
13        A    It is business related meeting.
14        Q    Okay.  Do you think that this -- Do you
15   know of any document at American Express that
16   would actually state what the policy is or not?
17        A    Regarding to what?
18        Q    Alcoholic beverages?
19        A    I do not know.
20        Q    Do you think there would be anything
21   that would refresh your memory?
22             MS. PARK:  Objection to form.  He
23        didn't say he can't remember.  He said he
24        doesn't know.
0114
 1                            Lin
 2        Q    If you had a question on that, who would
 3   you go to?
 4        A    I would go to Human Resources.
 5        Q    And what would Human Resources probably
 6   do?
 7             MS. PARK:  Objection to form.  He
 8        can't testify to what someone in HR would
 9        do.
10        Q    Have you ever spoken to HR before?
11        A    In general?
12        Q    Yes.
13        A    In my 19 years or 18 years?
14        Q    Yes.
15        A    Yes.
16        Q    Do people or have you ever asked a
17   specific question of HR?
18        A    Have I ever asked a question to HR?
19        Q    Yes.
20        A    Yes.
21        Q    Have they ever gotten back to you with
22   an answer?
23        A    Yes.
24        Q    When they give you an answer do they
0115
 1                            Lin
 2   couch it in terms of specific documents?
 3             MS. PARK:  Objection to form.
 4        Q    Do they ever say, "Here is a document
 5   that answers your question."
 6             MS. PARK:  Objection to form.
 7        A    They would typically say by policy or by
 8   something and that's what is acceptable or not
 9   acceptable.  I do not know the document handed to
10   me.
11        Q    It would be a document; correct?
12             MS. PARK:  Objection to form.
13        A    I don't know.
14        Q    Are there documents at HR?
15        A    They are documents.
16        Q    They have documents, right.  For
17   instance, in America you typically walk on the
18   right side of the sidewalk.  There is no law about
19   walking on the right side of the sidewalk.  You
20   could walk on the left side.  I don't think, if
21   you want to find a document, there would be.
22             Do you think there is a document at
23   American Express -- Do you have any opinion
24   whether there is a document or whether HR would
0116
 1                            Lin
 2   know if there is a document about drinking at
 3   work?
 4             MR. LINDNER:  Objection to form.
 5        Asked and answered.
 6        A    I do not know whether document exists or
 7   not.  HR may know but I do not know such document
 8   exists.
 9        Q    Let's assume for a moment that somebody
10   who is in control of a group, a senior
11   vice-president or president, manager or whatever
12   said, "I'm not going to allow such and such to
13   happen."  Do you understand -- Have you been in
14   such experiences in your time at American Express
15   where a manager says, "I don't want such and such
16   to happen."
17             MS. PARK:  Objection to form.
18        A    So, you are asking a very general
19   question.  I don't know how to answer.  Be
20   specific.
21        Q    Has a manager ever said something that
22   he will not allow in a group which he had the
23   authority to either allow or not allow?
24             MS. PARK:  Objection to form.
0117
 1                            Lin
 2             MR. LINDNER:  Noted.
 3        A    Yes.
 4        Q    Can you give an example?
 5        A    If you are stealing on company property
 6   that's not allowed.
 7        Q    Correct.  That's a good example.  In
 8   some cases stealing a computer might be considered
 9   a bad thing and in some cases stealing a pencil
10   might be considered a bad thing.  At American
11   Express is stealing a pencil considered a bad
12   thing?
13             MS. PARK:  Objection to form.
14        A    I don't know.
15        Q    Have you ever taken a pencil from
16   American Express from work to home?
17        A    A pencil?
18        Q    A pencil.
19        A    Yes.
20        Q    If somebody called you to their office
21   and said, "We are firing you for stealing company
22   property, namely a pencil," what would your
23   reaction be?
24        A    So, you are asking me my judgment --
0118
 1                            Lin
 2        Q    Yes.
 3        A    -- whether taking a pencil home from
 4   work constitute to stealing company property or
 5   not?
 6        Q    Correct.
 7        A    Is that your question?
 8        Q    Correct.
 9        A    It is a hypothetical question.  You are
10   asking my judgment now?
11        Q    Yes.
12        A    I just want to understand your question.
13        Q    You understand it perfectly.
14        A    In that particular case, I would not in
15   general rule say this person is stealing company
16   property.
17        Q    If you were to say why, what reason
18   would you give for that?
19             MS. PARK:  Objection to form.
20        A    That is my judgment.
21        Q    Could a manager then say, "Okay, let
22   bygones be bygones, but from this point forward I
23   don't want you ever to take a pencil home again."
24   Can you imagine that happening?
0119
 1                            Lin
 2             MS. PARK:  Objection to form.
 3        A    Again, that is a very hypothetical
 4   question.
 5        Q    Yes, it is a hypothetical question.
 6        A    First, I do not think a manager would
 7   say that.  It's a different matter if someone
 8   order a large case of pencils, say big case of
 9   pencils and take it home, then that would be
10   stealing company property.
11        Q    Right.  Or a computer perhaps; right?  I
12   mean there are times when you take a computer home
13   but it's the exact opposite of stealing.  You're
14   stealing your personal time to help out American
15   Express by doing work at home.  So, sometimes
16   stealing would be the completely wrong word.  But
17   anyhow, a manager could say -- For instance, can
18   you imagine a manager saying, "Do not take a
19   computer home with you?"  Have managers ever said
20   that to anybody?
21             MS. PARK:  Which question are you
22        asking him.  You asked five questions in --
23             MR. LINDNER:  Let me clarify, Ms.
24        Park.
0120
 1                            Lin
 2        Q    Can you imagine a manager saying to a
 3   person, "Do not take your laptop home with you?"
 4        A    Can I imagine?
 5        Q    Yes.
 6        A    It depends on the case.
 7        Q    So, you can imagine it?  You just can
 8   imagine cases where they can and you can also
 9   imagine cases where they cannot; is that correct?
10        A    Yes.
11        Q    Okay.  So, can you give me an example
12   where a manager would say, "Do not take a laptop
13   home," and he would be totally right on that?
14        A    You are asking me a judgment without
15   substance of situation.  I cannot answer that
16   question.
17        Q    Let me clarify it.  American Express has
18   a lot of customer information; is that correct?
19        A    Yes.
20        Q    Some of that information is
21   confidential; correct?
22        A    Yes.
23        Q    Some of that information is stored on
24   laptops; correct?
0121
 1                            Lin
 2        A    Yes.
 3        Q    If there were an incident of personal
 4   accounts being found out by what are called
 5   hackers, that would be upsetting to American
 6   Express; would that be correct?
 7        A    You mean a data compromise?
 8        Q    Correct.
 9        A    Yes.
10        Q    Yes.  So, if an incident like that
11   happened and a manager said, "For a period of time
12   I'm saying do not take a laptop home," that would
13   make sense, correct or not?
14        A    I do not know because they are data
15   security procedures of American Express.  I do
16   know -- I do not know enough of hypothetical
17   situations to form a judgment to say whether you
18   should or should not take that laptop home.
19        Q    Right.  But if a manager made a decision
20   that he felt that the situation called for no
21   laptops being taken home --
22        A    Yes.
23        Q    -- that would be within his province of
24   making a decision; correct?
0122
 1                            Lin
 2        A    Yes.
 3        Q    And suppose, even if you were told that,
 4   you took a laptop home would that be a problem?
 5        A    Yes.
 6        Q    I agree with you.  So, you wonder where
 7   I'm going with this and I will tell you.  The
 8   judge just now said that previously Ms. Park told
 9   you not to answer a question, and she in fact
10   instructed you to do that and the judge, as I
11   understand him, ordered you to answer.  So, that
12   means that if you refuse to answer you're
13   disobeying a direct order of the judge.
14             MS. PARK:  That's your
15        characterization.
16        Q    So, let me ask you now, in light of how
17   I understood the judge to say that you are
18   directed to answer, can you give me your full
19   name?
20        A    Yes.
21        Q    What is it?
22        A    Qing Lin.  I have answered that before
23   but I'll repeat.
24        Q    I appreciate it.  That's what I'm asking
0123
 1                            Lin
 2   you.  So, on your Birth Certificate it would also
 3   say, Qing Lin; correct?
 4             MS. PARK:  Objection to form.
 5        Q    Do you have a Birth Certificate?
 6        A    No.
 7        Q    Oh, okay.  I didn't know that.  Do you
 8   have any documents that has your name as it was
 9   from the earliest that it's recorded?  Typically
10   in America, not everybody, but most people have a
11   Birth Certificate to prove for voting or various
12   things, to prove that they can drink for instance.
13   A trivial example.  But for very important things.
14   Like there was a question about where Barrack
15   Obama was born or where Senator John McCain was
16   born and if their Birth Certificate said some
17   other country then they would not be eligible --
18        A    Peter, I understand it.
19        Q    Okay.
20             MS. PARK:  What's your question?
21        What's your question?  What's your
22        question?
23             THE WITNESS:  I was going to ask that.
24        Q    Please answer, Qing.
0124
 1                            Lin
 2        A    What's your question?  So, you ask me
 3   what's my name, I just stated.
 4        Q    Did you ever have a different, slightly
 5   different, name?
 6        A    No.
 7        Q    I say that because I had a roommate at
 8   college who had a name Ben Fung, but his real name
 9   was Fung Ben Lee, and the Immigration Service
10   changed it and I'm asking you if you had a name
11   prior to this that was slightly different?
12        A    No.  But I will state one fact.
13        Q    Thank you.
14        A    In U.S. we put family name after the
15   given name.  In China we put family name before
16   given name.
17        Q    Okay.
18        A    So, that will be the only difference.
19   You will note in China people will typically call
20   me Lin Qing.  In U.S., because of the law, because
21   we are required to family name last, so I'm Qing
22   Lin.
23        Q    Okay, so Qing is your first name?
24        A    Yes.
0125
 1                            Lin
 2        Q    Thank you and I appreciate that you went
 3   and --That's good.
 4        A    Does that answer your question?
 5        Q    Yes, it did.  You know, if we had that
 6   before we would have been saved a lot of time and
 7   trouble.  So, let us continue.  We had talked a
 8   little bit about that you had e-mail, right before
 9   the break, on your Blackberry; and that's correct?
10        A    Yes.
11        Q    That you have sent or received e-mails
12   to or from Fisher Jordan on that Blackberry;
13   correct?
14        A    I do not remember.
15        Q    I think, if I can characterize your
16   answer as active and passive, you were sort of
17   implying that your Blackberry passively gets all
18   your e-mail and you don't know whether you sent
19   one directly to Fisher Jordan, but the Blackberry
20   might contain on it a Fisher Jordan e-mail by the
21   virtue of how it worked.  Is that correct?
22        A    The Blackberry is linked and replicated
23   in the way the company's e-mail system.
24        Q    Okay.
0126
 1                            Lin
 2        A    And whatever is on the company's e-mail
 3   system the Blackberry will get it.
 4        Q    So, now you tell me that you can access
 5   a lot of your e-mail, maybe all of your e-mail,
 6   from your Blackberry.  Is that true?
 7        A    No.  All the company e-mail on the
 8   company e-mail system.
 9        Q    And that e-mail system, I think you said
10   was Lotus notes; is that correct?
11        A    Yes.
12        Q    Do they have a retention policy for
13   e-mails at American Express?
14        A    I think so.
15        Q    Can you describe that policy?
16        A    I do not know.
17        Q    If you were -- You are a pretty high up
18   manager at American Express.  When I worked there
19   there were a lot of statements about what a
20   retention policy would be.  How long you could
21   keep your information whether it is germaine.  Are
22   you aware of any such policies or not?
23        A    I'm aware of such policy exist but I am
24   not familiar with that policy.
0127
 1                            Lin
 2        Q    That's okay.  So, now, let me ask you
 3   further.  Are you familiar with any policy of
 4   American Express on retention as regards this
 5   case?
 6        A    Yes.
 7        Q    Can you tell me what that policy is?
 8        A    There would be a specific order of hold
 9   any document and that was supposed to be.
10        Q    By retain, can you describe a little bit
11   more what that means?
12        A    Means I cannot delete or change those
13   information.
14        Q    Do you understand the reason for that?
15        A    I think so.
16        Q    Can you tell me what you think the
17   reason is for that?
18        A    Because we want to maintain the
19   evidence.
20             MR. LINDNER:  Very good.  That is how
21        I interpreted it too, by the way.  I'm not
22        a lawyer but that's how I interpreted it.
23        Q    So, Fisher Jordan spoke with you in
24   2005?  Is that correct or not?
0128
 1                            Lin
 2             MS. PARK:  Objection to form.
 3        Q    Did you speak to Fisher Jordan ever in
 4   your life?
 5        A    Fisher Jordan is the name of company.
 6        Q    Correct.
 7        A    So, your question is:  Did I speak with
 8   some person in Fisher Jordan?  Is that your
 9   question?
10        Q    That is exactly it?
11        A    Yes.  Cause I cannot speak to a company.
12        Q    Well, if somebody said, I called
13   American Express," and they told me I exceeded my
14   credit limit or I'm thirty days overdue --
15        A    Okay, I just wanted to understand the
16   question.
17        Q    People do say that; right?  People say,
18   "I called Amex" --
19             MS. PARK:  Objection to form.
20        Q    -- and they said, "I'm overdue," would
21   that be a phrase that you would hear in American
22   Express for instance?
23        A    Yes.  I just wanted to be clear because
24   --
0129
 1                            Lin
 2        Q    I understand.  Fisher Jordan could be
 3   two people but it's not.  It's the name of a
 4   company.  Alright, so you have spoken to people in
 5   Fisher Jordan.  Do you remember speaking to them
 6   in 2005?
 7             MS. PARK:  Objection to form.
 8        A    Yes.  Sometime in the 2005, yes.
 9        Q    So, sometime in 2005 you spoke to people
10   at Fisher Jordan?
11        A    Yes.
12        Q    Did you speak to them socially or did
13   you speak to them on a work related matter?
14        A    On the a work related matter.
15        Q    Can you describe approximately when in
16   2005?
17        A    Some time early 2005.  I do not remember
18   exact time.
19        Q    You don't have to remember the exact
20   date but early 2005 means, what?  The first --
21        A    I don't know.
22        Q    -- three months -- six months of the
23   year?
24        A    I would say, maybe, second quarter of
0130
 1                            Lin
 2   the year.
 3        Q    Second quarter of the year, okay.
 4   Second quarter begins on what date?
 5        A    You are asking my knowledge of when the
 6   second quarter starts?
 7        Q    Yes.
 8        A    Second quarter started April 1st.
 9        Q    Right.  So, if it --
10        A    Maybe before that.
11        Q    -- occurred March 15th or April 15th,
12   it's just a range?
13        A    I don't remember specific date you are
14   asking me.
15             MR. LINDNER:  That's fine.  So, think
16        we are going to move onto the line of
17        questioning.  We finished most of the intro
18        questions and so now we are going to talk a
19        little bit about Fisher Jordan; okay?
20        Q    Now, how did you first know or get to
21   meet anyone at Fisher Jordan?
22        A    One person I know in Fisher Jordan is
23   Boaz Salik.
24             MR. LINDNER:  B-o-a-z, new word
0131
 1                            Lin
 2        S-a-l-i-k, and I note for the record that
 3        he has a brother named Omer Salik, O-m-e-r
 4        Salik, and he is the lawyer for Fisher
 5        Jordan, and he has been admitted to this
 6        case pro hac bice, which is pro (p-r-o) hac
 7        (h-a-c) bice (b-i-c-e).  So, sometimes when
 8        we said Salik, it will be confusing but if
 9        we say Boaz and Omer it will be less
10        confusion.
11        Q    Boaz is the one you are familiar with;
12   correct?
13        A    Yes.
14        Q    And do you remember how you first met
15   him?
16        A    Yes.
17        Q    Can you tell me about that?
18        A    Boaz was a consultant in Mitchell
19   Madison Group, which is a management consulting
20   firm.
21        Q    What was the name of the group?
22        A    Mitchel Madison.
23        Q    Mitchel Madison?
24        A    Yes. I don't remember how to spell that
0132
 1                            Lin
 2   name, so.
 3             MR. LINDNER:  I think it is
 4        M-i-t-c-h-e-l-l new word Madison, like
 5        Madison Avenue, (M-a-d-i-s-o-n).
 6        A    He was engaged.  He worked with American
 7   Express on a marketing project.  I was partially
 8   involved in that project.  That's how I know Boaz
 9   Salik.
10        Q    Was he part of Mitchell Madison or was
11   he Fisher Jordan working for Mitchell Madison
12   working for American Express?
13        A    My recollection is he was part of
14   Mitchell Madison.
15        Q    Okay.  And how long did you know him in
16   the Mitchell Madison capacity as opposed to the
17   Fisher Jordan capacity?
18        A    So, I do not quite understand the
19   question, "How long?"
20        Q    Does Boaz still work for Mitchell
21   Madison?
22        A    No.
23        Q    So, at some point he transitioned from
24   Mitchell Madison to Fisher Jordan.  Do you happen
0133
 1                            Lin
 2   to remember approximately when that was?
 3        A    No, I do not remember.
 4             MR. LINDNER:  I'm a little bit thrown
 5        off here.  I'm sorry, I'm going to go back
 6        to an area that I did before.  My notes are
 7        not the best.  I'm going to go back to the
 8        risk management.
 9        Q    I had asked at one point that you
10   describe what risk management is to a series of
11   different people and you, in a humorous way -- The
12   reason I'm asking you that question is because
13   sometimes we know words, and it means we use them
14   all the time, like the word finance.  You use the
15   word finance all the time.  It means you have no
16   trouble understanding it.  When you talk to
17   certain people and you say, "I'm in finance," and
18   they won't have a clue as to what you do.
19             MS. PARK:  Is there a question?
20             MR. LINDNER:  Yes, there is.
21        Q    Have you ever met somebody who, as an
22   adult, did not know what finance meant?
23             MS. PARK:  Objection form.
24        A    I do not remember I have met anyone who
0134
 1                            Lin
 2   do not know what finance is.
 3        Q    That's good.  Have you ever met an
 4   adult, an average adult, who did not understand
 5   what risk management was?
 6        A    I do not remember.  I might have.
 7        Q    Does risk management only apply to
 8   credit card companies?
 9        A    No.
10        Q    What other field does it apply to?
11        A    There are many fields risk management
12   could be applied to.
13        Q    Can you give a few different examples,
14   aside from the field of finance?
15        A    Aside from the field of finance?
16        Q    Yes?
17             MS. PARK:  Objection.
18        A    I don't understand the question.
19        Q    You are expert on risk management and
20   you are an expert in financial risk management; is
21   that correct?
22        A    I'm an expert on credit risk management
23   for a credit card company.
24        Q    Could you have, let's say, risk
0135
 1                            Lin
 2   management in another field totally unrelated to
 3   credit cards?  Let's say risk management in terms
 4   of explosives?  Risk management in terms of data
 5   security?
 6        A    Operation risk, is that what you're
 7   talking about?
 8        Q    Yes, for instance.
 9        A    Yes.
10        Q    It would have nothing to do with
11   finance?
12        A    Yes.  So the question is:  Am I aware
13   of?
14        Q    Yes, are you aware?
15        A    Yes.
16        Q    So, if somebody said -- If you said to
17   somebody you are in risk management, chances are
18   they wouldn't understand it that well that they
19   would know exactly what you do.  You would have to
20   explain it to them.  So, that's what I'm asking
21   you to do.  Can you explain, to an average person,
22   without using terms like credit operations or
23   function, can you do it in simple terms what risk
24   management is?
0136
 1                            Lin
 2             MS. PARK:  Objection to form.
 3        Q    Can you explain that?
 4        A    So, you are asking hypothetical question
 5   on -- The first question you've been asking to me
 6   is, what is risk management?
 7        Q    Correct, can you answer that?  I think
 8   you already answered it and you gave a pretty
 9   technical answer and I'm not asking you to repeat
10   that answer.  I'm asking can you give a variation
11   on that answer that uses simpler words?
12        A    So, without a context, I do not know how
13   to answer your question.  You have to give me more
14   specifics of the situation and maybe I could
15   answer in that situation.
16        Q    I appreciate your candor.  Yes, I can
17   give more specifics -- You go to a cocktail party
18   and you meet some colleagues and one of the
19   colleagues, who has a spouse, who was an English
20   Major at a university, a pretty good university,
21   and that spouse asks you, "What do you do," and
22   you said, "I'm in risk management," and that
23   spouse says, "I'm not sure.  I know what risk
24   means.  I know what management means.  I know you
0137
 1                            Lin
 2   are managing some sort of risk.  Can you explain
 3   it?"  And that's what I'm asking you.  Can you
 4   explain in that situation what risk management is?
 5        A    Could you clarify the situation?  Is
 6   that spouse familiar with American Express --
 7        Q    Not at all.  But they are --
 8        A    You're talking about --
 9        Q    They would be familiar about having a
10   credit card.  You know, they know American
11   Express, Mastercard, Visa.  They don't know what
12   the difference is.  They don't know the difference
13   between a credit card or a debit card.  That's all
14   beyond them.  But they do read and write English
15   really well.  They are intelligent people.  I mean
16   they could probably figure it out.  But if you had
17   to explain what risk management is, can you do so
18   now?
19        A    To someone who is familiar with American
20   Express business?
21        Q    No, to somebody who just knows credit
22   cards.  They know credit cards in that even a ten
23   year old knows that you use a credit card, to buy
24   things.  But can you explain what risk management
0138
 1                            Lin
 2   is?
 3        A    Yes.
 4        Q    Please do so.
 5        A    Risk management to ensure that we take
 6   the right level of the risk of incomes of people
 7   not paying us back and it is there to maintain
 8   profitability.
 9        Q    How do you do that?
10        A    There are many things.  We manage
11   incomes of credit issuing process.
12        Q    And by credit issuing process, do you
13   mean deciding whether to give a person a credit
14   card at all?
15        A    Yes, so we decide who to give a credit
16   card.  We decide what is the credit line on the
17   credit card.
18        Q    And credit line would mean what?
19        A    Credit limits.  You are familiar with
20   credit limit on a credit card?
21        Q    I'm familiar with all of it but I'm just
22   trying to do it --
23        A    As a layman --
24        Q    Yes, I guess when you say, "You," you
0139
 1                            Lin
 2   meant the hypothetical spouse at the party," I'm
 3   sorry.  I lost it.
 4             MS. PARK:  I just want to clarify.
 5        The court reporter cannot transcribe both
 6        of you speaking at the same time.  So, Mr.
 7        Lin, please, you know, don't talk when Mr.
 8        Lindner is talking, and visa versa, so the
 9        record is clear.
10             THE WITNESS:  Okay, I appreciate that.
11             MR. LINDNER:  And I appreciate that
12        too. Okay, so, go ahead, Qing.
13        A    So, risk management involve deciding
14   what is the credit line on the credit card.  Risk
15   management involve when do we start calling
16   customer to remind them their bill is due.  Risk
17   management involve when do we call customer to
18   collect the past payments.
19        Q    Okay.
20        A    Risk management also involve when do we
21   start serious collection effort, including legal
22   actions to collect the balance.
23        Q    Well, thank you.  Actually, you went
24   further than I thought and I'm glad you did
0140
 1                            Lin
 2   because -- Actually, I worked in collections in
 3   Richard Cohen and I forgot that part.  Let's talk
 4   a little bit about collections.  When they do
 5   collections, how do they decide whom to go after
 6   in collections?
 7        A    Every past due customer we attempt to
 8   collect.
 9        Q    Everyone?
10        A    Everyone.
11        Q    Are there some that you don't attempt to
12   collect?  You are implying that -- There are none
13   that you don't bother with?
14             MS. PARK:  Objection to form.
15        A    There are different level of past due.
16   So, when people reach certain level past due, we
17   always attempt to collect.
18        Q    Have you ever heard of the term
19   "probability tree?"
20        A    I have heard probability.  I have heard
21   tree.  I do not know what you mean probability
22   tree.
23        Q    How do you interpret the phrase to mean?
24             MS. PARK:  Objection to form.
0141
 1                            Lin
 2        A    Different events with certain
 3   probability of happening and then you draw a tree
 4   diagraph to highlight what is a possibility and
 5   what is a probability.
 6        Q    And your answer seems to imply that you
 7   know quite a bit about probability trees; correct?
 8             MS. PARK:  Objection to form.
 9        Q    Do you know a lot about probability
10   trees?
11             MS. PARK:  Objection, asked and
12        answered.
13             MR. LINDNER:  Objection noted.  Please
14        answer.
15        A    Yes.  I know what do you mean
16   probability trees.
17        Q    Pardon?
18        A    I know what do you mean probability
19   trees.
20        Q    And have you had experience with
21   probability trees?
22        A    Yes.
23        Q    Is it at all related to risk management?
24        A    Yes.
0142
 1                            Lin
 2        Q    Is it centrally related to risk
 3   management?
 4        A    Not necessarily.
 5        Q    Okay.  You see I would have thought the
 6   whole point of risk management is building a
 7   probability tree but you would say that's an
 8   incorrect characterization?
 9        A    Probability tree could be a tool.  Could
10   be a representation of risk management but that is
11   not an entire risk management.
12        Q    Is it a large part of risk management?
13        A    It's a tool.
14        Q    What are the other tools?
15        A    There are many other tools.
16        Q    Can you name some of the other tools?
17        A    Optimization, statistics.
18        Q    Are there other tools beyond that?  I'm
19   sure there are but, I mean, can you think of any
20   offhand?
21        A    I can think many.  I just gave you two
22   examples.
23        Q    Would probability trees be related to
24   statistics?
0143
 1                            Lin
 2        A    Could be.
 3        Q    Are they?
 4        A    I do not know in what context?  What do
 5   you mean relate?
 6        Q    You have bankruptcy models at American
 7   Express; is that correct?
 8        A    We might have.  I don't remember
 9   specifically.
10        Q    Do you have any models at American
11   Express?
12        A    Could you clarify model?
13        Q    Do you have any mathematical models for
14   the credit card modeling?
15        A    Yes.
16        Q    Can you tell us what a mathematical
17   model for credit card modeling is?
18             THE WITNESS:  Ms. Park?
19             MS. PARK:  Go ahead and answer.
20             MR. LINDNER:  Without giving away --
21        A    You know, so --
22             MR. LINDNER:  Without --
23             MS. PARK:  The two of you cannot be
24        speaking at the same time.
0144
 1                            Lin
 2        Q    I'm sorry.  Let me clarify this.  There
 3   is certain information that Mastercard would love
 4   to get from American Express about their
 5   probability models.  I want you to think of what
 6   that information is and do not say it.  In other
 7   words, if you want to say, "We use a such and such
 8   tree," whatever it is, I do not want you to say
 9   it.  That is not what I'm after here. I'm asking
10   you to just explain how you use these tools, okay?
11   Without giving the proprietary information.  Does
12   that make sense, Qing?
13        A    Based on a situation, if you ask me a
14   specific question, I would decide whether I could
15   answer or not.  So, but if you asking me to make a
16   general statement and I just have to say we use
17   statistic models, we use optimization models, we
18   use economic models, and we could use other
19   mathematical models which is a long list.  I don't
20   on top of my hat --
21        Q    No, it's --
22             MS. PARK:  Don't talk over each other,
23        please.
24        Q    That's pretty good.  Alright.  So, when
0145
 1                            Lin
 2   you looked at a group of people -- When I used to
 3   work there it would be that there would be a
 4   probability tree that you would assign the
 5   probability for each class of people having a
 6   default, and what would happen if they would
 7   default, and what the dollar affect would be, and
 8   you would sum that up over all the people to get a
 9   total dollar value of what the loss or gain would
10   be on a credit card portfolio.  Is that an
11   accurate representation of what risk management is
12   about?
13        A    You have a description of something you
14   are familiar with risk management and I have to
15   acknowledge that but I cannot say that is entire
16   risk management.
17        Q    I know.  You said economics for
18   instance, and I didn't even include that, and
19   that's a big factor.  When you were working at
20   American Express in 1990, did they have economic
21   models?  Would that be proprietary information?
22        A    I believe so.
23             MR. LINDNER:  Then I withdraw the
24        question.
0146
 1                            Lin
 2        Q    Again.  I'm not trying to wheedle out
 3   information from you.  I just want a general
 4   thing.  As best I know, back then American Express
 5   did not have economic models which were time
 6   series models, but they might have had in the mean
 7   time.  So, that is what I was trying to find out
 8   the answer.
 9        A    I cannot comment on that.
10             MR. LINDNER:  You do not have to
11        comment on that.  Thank you.  I didn't
12        realize it was proprietary.
13        Q    Now, there was a question I asked you
14   before.  I just notice that I didn't get the
15   answer.  I have written down in my notes and maybe
16   you answered it later.  What were the number of
17   people employed at American Express?
18             MS. PARK:  Asked and answered.  He
19        said 70,000 approximately.
20        Q    How many people is Ken Chenault in
21   charge of?
22             MS. PARK:  We stipulate that Mr.
23        Chenault is in charge, as chairman of
24        American Express, is ultimately -- strike
0147
 1                            Lin
 2        that.
 3             MR. LINDNER:  Can we have Qing answer,
 4        please, instead of you stipulating?
 5        A    Can I ask a clarifying question?
 6        Q    Yes?
 7        A    What do you mean, "In charge of?"
 8        Q    In other words, in his reporting
 9   structure.  So, if he had people reporting to him,
10   and those people are people reporting to them,
11   that if you add all those people up, and that is
12   in effect like a tree, right?  Where he is at the
13   top and all the little branches are different
14   managers and the leaves would be the people.  I'm
15   saying, how many total people are there in the
16   organization that Ken Chenault has reporting to
17   him directly or indirectly, what number would that
18   be?
19        A    It is the same answer because -- Same
20   question you ask me how many employees?
21        Q    Is he is in charge of all the employees?
22        A    Is that your question?
23        Q    I'm asking you, yes.
24        A    Is he in charge of all the employees of
0148
 1                            Lin
 2   American Express?
 3        Q    Yes.
 4        A    I don't think so.
 5        Q    Okay, thank you.  That's good.  That's
 6   what I was asking you before.
 7             Let's go back to the trees again.  You
 8   can also use risk management in applications other
 9   than credit cards; right?  You can use them, for
10   instance, in legal circumstances; correct?
11        A    Yes.
12        Q    For instance, you could say the
13   probability of winning a case and the probability
14   of losing a case and if you -- Is that correct?
15        A    So, you are asking me a hypothetical
16   question?
17        Q    Yes.
18        A    I have not dealt with that problem, so.
19        Q    Can you consider it?  If somebody were
20   to say, can you do a probability tree for a trial
21   that can win or can lose, would that be something
22   that, even if you have never seen it before in
23   your life, that you might be able to deal with
24   that?
0149
 1                            Lin
 2        A    In general?
 3        Q    Yes.
 4        A    I think so but I have to know the
 5   specific to see whether I can do it or not.
 6        Q    Well, for instance, I would say -- If I
 7   say there is a new car out, can you drive it?  And
 8   you'd say, well, I've never seen that car.  I
 9   don't know what sort of car it is.  But being that
10   you have a driver's license and you have driven
11   for ten or twenty years, you might say, chances
12   are, in most cases, I can drive the car.  If it is
13   an average car.  So, I'm asking, if this is an
14   average legal case and somebody told you, said,
15   can you use risk management to analyze a legal
16   case?  What would your answer be?
17        A    I do not know.
18        Q    Would you be able to bring your talents
19   to bear upon that?
20             MS. PARK:  Objection to form.
21        A    The question is, from you, Peter, to me.
22   Asking me whether I can do it, or the question is,
23   you as the client, are you asking someone seeking
24   help, to analyze the risk of legal case?  So I do
0150
 1                            Lin
 2   not know what context --
 3        Q    If somebody said there is a legal case
 4   how would I go about doing a risk management
 5   analysis?
 6        A    My answer would be, I do not know.  I
 7   need to know more context to see whether I can
 8   apply my knowledge and exp,e,rience.
 9        Q    Can you give an example of what
10   questions you would ask?
11        A    No, I do not know.  Someone would have
12   to bring the situation to me.  Given such a
13   general question, I do not know how to proceed
14   from here, Peter.
15        Q    So, let me try to help you.  Let's look
16   at this case.  This case is called Peter Lindner
17   versus American Express and Qing Lin, O6 CV (sic).
18   3834 in the Southern District of New York.  And
19   somebody would say, you know, one side can win or
20   the other side could win and when they win -- When
21   one side wins or the other side wins there would
22   be a certain dollar value and there is a certain
23   probability to one side winning or the other side
24   winning.  First of all, can you characterize a
0151
 1                            Lin
 2   legal case like that?
 3             MS. PARK:  Objection to form.
 4             THE WITNESS:  Ms.  Park.
 5             MR. LINDNER:  To the extent that you
 6        can understand.
 7             THE WITNESS:  No, because the question
 8        is specific to this case.
 9             MS. PARK:  Are you asking him a
10        specific --
11             MR. LINDNER:  I'm giving an example.
12             MS. PARK:  Hang on.  Mr. Lindner, are
13        you asking him to opine about the
14        probability in this litigation?
15             MR. LINDNER:  Yes.
16             MS. PARK:  No, I'm going to direct him
17        not to answer.
18             MR. LINDNER:  And can you give the
19        reason?
20             MS. PARK:  It's inappropriate.  It's
21        harassing my client.  You're asking him to
22        opine, as to as what, whether he thinks you
23        are going to win or not?  That is
24        inappropriate.
0152
 1                            Lin
 2             MR. LINDNER:  I'm asking whether he
 3        can apply that analysis to this situation.
 4             MS. PARK:  Apply what analysis?
 5             MR. LINDNER:  Risk management to a
 6        legal situation and he wanted it specific.
 7        Q    So, could you apply it, this specific
 8   case of Lindner versus American Express, Qing Lin,
 9   probably winning, probably losing, probably -- and
10   what the pay offs are?
11             THE WITNESS:  Ms. Park?
12             MS. PARK:  Just answer, yes or no.
13        Could you apply whatever expertise you have
14        in risk management and give some
15        probability in this particular case?
16        A    So, let me clarify question.  Could I or
17   would I?
18             MS. PARK:  Could you?
19             THE WITNESS:  If I have the skill to
20        analyze this?
21             MS. PARK:  Yes.
22        A    Yes, I do have a skill to analyze it.
23   But would I do that?  I would have to seek legal
24   advice --
0153
 1                            Lin
 2        Q    You have to what?
 3        A    Seek legal advice because this case is
 4   related to me.  So, --
 5        Q    You would seek legal advice on what
 6   question?
 7        A    On whether I should analyze use of risk
 8   management and analyze in front of you.
 9        Q    In front of me?
10        A    Yes.
11        Q    Would you have to seek permission to
12   analyze it on your own?
13        A    I do not know.  I have not thought of
14   it.
15        Q    I'm asking you to think of it now.
16   Suppose you wanted to, in your head, think about
17   it as a risk management case, would you have the
18   skills to do that?
19        A    I don't know.  I have a basic analytical
20   skill but I do not know if I possess all the
21   skills and knowledge to analyze this case.
22        Q    I'm not talking about all the skills.  I
23   mean, it's like asking about a race car.  You
24   know, you might not be able to race in the Indy
0154
 1                            Lin
 2   500, but if you had to go to the corner store to
 3   pick up a newspaper and a quart of milk you'd have
 4   the skills to the drive a car.
 5             So, I'm asking, do you have the skills
 6   to evaluate the risk management of this case?
 7        A    I do not know.
 8        Q    Okay.  Let me ask a different question.
 9   Have you ever thought about the probability of
10   winning and losing this case?
11        A    No.  I have not thought of that.
12        Q    Have you ever thought about the
13   consequences of you winning or losing this case?
14        A    Consequences?  No, I have not thought of
15   it.
16        Q    You have not thought about it?
17             MS. PARK:  You have to keep your voice
18        up, Mr. Lin.
19        A    I have not thought of it.
20        Q    Okay, let me ask you another question.
21   If you had a probability tree and they had the
22   probability of different outcomes, which would be
23   the chances of winning or losing, and then the pay
24   out?  How much you would get if you win, how much
0155
 1                            Lin
 2   you would get if you lose, could be positive,
 3   could be negative, would that be what risk
 4   management is?
 5        A    And are you still talking about this
 6   case?
 7        Q    Yes.
 8        A    So, if I understand your question, what
 9   would be the payout?  I have not thought of it.  I
10   cannot answer this question.  You are asking me to
11   model in front of you what is the outcome come of
12   this case?
13        Q    I'm asking if you can do that.  I'm not
14   asking you to model right now.  I'm asking can it
15   be done?  Can it be done by anyone?
16             MS. PARK:  That wasn't your question.
17        Now you are asking him can anyone?
18             MR. LINDNER:  That's right.  I'm
19        clarifying it.
20        Q    First, can it done by anyone?  Does
21   there exist a person, as best you know in the
22   United States, who can estimate risk management
23   for a trial?
24        A    I don't know.
0156
 1                            Lin
 2        Q    Could you do that, if you wanted to?
 3             MS. PARK:  Objection, asked and
 4        answered.
 5        A    I do not know because I'm not a lawyer.
 6   So, I do not know enough of the legal proceeding.
 7        Q    Well, you make many estimates in
 8   American Express on people paying or not paying;
 9   correct?
10        A    Yes.
11        Q    And quite often you don't know their
12   individual circumstances; correct?
13        A    No.
14        Q    No, you don't know?
15        A    I do not know.
16        Q    In fact, you can get incredibly detailed
17   information about a person and you wouldn't even
18   know their name; is that correct?
19        A    Yes.
20        Q    Is that typical?
21             MS. PARK:  Objection to form.
22        Q    Is it typical to get incredibly detailed
23   information about people and not even know their
24   name?
0157
 1                            Lin
 2        A    I do not understand this question.  Are
 3   you asking a privacy question or American Express
 4   practice of getting information.  So, I do not
 5   know your question.
 6        Q    Does your field of risk management get
 7   very detailed information without knowing the
 8   basics, such as a person's name?
 9        A    First, let me repeat the question to see
10   if I got it.
11        Q    Sure.
12        A    Does risk management get personal
13   information without knowing person's name?
14        Q    Yes.
15        A    The answer is, depends.  So,
16   technically, I think you are asking me, based on
17   your knowledge of a field of American Express.  In
18   some cases American Express allowed to get
19   personal information with person's consent.
20   Personal information, meaning credit bureau
21   information, with people's consent and then make
22   credit decision based on that.
23        Q    Would you have their name?
24        A    Yes.
0158
 1                            Lin
 2        Q    All the time?
 3        A    So, let me explain.  Not all the time.
 4   In some cases.  I think you are referring to
 5   pre-approval process, which we're prospecting
 6   people who do not have relationship with American
 7   Express.  In that case we buy data records without
 8   person's name and we rely on third-party vendors
 9   to conduct the direct mail.  In that case --
10        Q    She understood it, but I didn't.  Can
11   you say that word again?  The what?
12        A    Direct mail.
13             MR. LINDNER:  Direct mail.  Yes, I'm
14        sorry.  It's embarrassing for me.  I'm
15        sorry.
16             THE WITNESS:  I'm sorry.  It's my
17        voice.
18             MR. LINDNER:  Yeah, yeah.  If you want
19        a drink of water.  You can take a break.
20             THE WITNESS:  I'm fine.
21        A    So, if you are asking that question, it
22   depends.
23        Q    And that's what I was asking.  Is that
24   you can get Credit Bureau Reports on ten or twenty
0159
 1                            Lin
 2   million people but you will not have their name,
 3   you will just have how many credit cards, what
 4   their credit line is, what their three digit Zip
 5   code -- A whole bunch of information on that?
 6        A    I will not call it report reports.  I
 7   will call it data.
 8        Q    Data?
 9        A    Prospect data.
10        Q    Prospect data?
11        A    Credit reports are associated to a
12   specific person.
13        Q    And what I was talking about would be
14   handled by a third-party vendor; right?
15        A    Yes.
16             MR. LINDNER:  I hope to wind this up
17        in a few minutes so we can take a break.
18        Q    Do you recall what this case is about?
19             MS. PARK:  Objection to form.
20        A    What case?
21        Q    We are in the case Lindner versus
22   American Express and Qing Lin.  Do you know what
23   the case is about?
24        A    Roughly, yes.
0160
 1                            Lin
 2        Q    Can you tell me what it is?
 3        A    The case is about, you complained about
 4   me breaching an agreement between you and American
 5   Express by giving a bad reference of you.
 6             MR. LINDNER:  So, I'd like to enter
 7        this into evidence, and we will use one of
 8        my tags but then it will be officially
 9        entered by the court reporter.  So, let me
10        put a tag on it and then I will give you a
11        copy.  Marian, can you put this into the
12        record.
13                       (Whereupon Plaintiff's
14                       Exhibit 1 was received and
15                       marked for identification,
16                       as of this date.)
17             MR. LINDNER:  Here is a spare copy.
18             MS. PARK:  No, I need a copy, Mr.
19        Lindner.
20             MR. LINDNER:  Here is a spare copy.
21        You can take a look at the official copy.
22        Wait, one of these is mine, right?  Thank
23        you.  And this is a spare copy for you.
24             MS. PARK:  No.  Mr. Lindner, you are
0161
 1                            Lin
 2        supposed to give the witness the originally
 3        marked document.  You're supposed to give
 4        me a copy, so I know what the witness is
 5        looking at, and you are supposed to be
 6        referring to your own copy.
 7             MR. LINDNER:  So, how many copies are
 8        there total?
 9             MS. PARK:  Three.  The originally
10        marked exhibit, which goes to the witness.
11             MR. LINDNER:  Can you please give it
12        to the witness, Marian?
13             MS. PARK:  You just took it.
14             MR. LINDNER:  I gave you two
15        documents, didn't I?  Oh, no.  Sorry, here,
16        sorry.
17             MS. PARK:  Mr. Lindner, give the
18        witness the originally marked document.
19             MR. LINDNER:  I'm sorry.  Here you go.
20        This is Number 1.  I think by Number 18
21        I'll get it down, okay.
22             MS. PARK:  Sure look at it.
23             MR. LINDNER:  And I gave you my copy
24        by mistake.  No, I'm serious.  Number 1,
0162
 1                            Lin
 2        I'm better at Number 18.  I'm describing
 3        the document.  This is about a seven page
 4        document and it is titled Settlement
 5        Agreement and General Release, and I note
 6        that on the last page it has a signature of
 7        Peter Lindner Pro Se, dated June 15, 2000.
 8        Q    Qing, do you have that document in front
 9   of you?
10        A    This document you are referring to?
11             MR. LINDNER:  This is called Exhibit
12        1?
13             THE STENOGRAPHER:  Yes.
14             MR. LINDNER:  Is it called, like,
15        Plaintiff 1, or Plaintiff Qing or how do
16        you --
17             THE STENOGRAPHER:  Plaintiff's Exhibit
18        1 as of today's date.
19        Q    Qing, have you ever seen this document
20   before?
21        A    Let me read it first.
22                       (Witness perusing)
23             MS. PARK:  Mr. Lin, in the interest of
24        time, if you could just go through it and
0163
 1                            Lin
 2        just see if you just recognize it.  I
 3        believe that was the initial question.
 4        A    I'm sorry, I forgot about the question.
 5   Your question is, have I seen this before?
 6        Q    Yes.
 7        A    No.
 8        Q    Okay.  That's fair.
 9        A    Do you want me to continue reviewing it?
10        Q    No.  I'm just going to direct you to
11   different parts of it; okay?  I'd like you to look
12   at the first paragraph and it says that the
13   agreement is between American Express Travel
14   Related Services, also known as The Company and
15   Peter W. Lindner, also known as Peter Lindner, for
16   the purpose of resolving matters in dispute
17   between the parties.  Are you familiar with the
18   company American Express Travel Related Services?
19        A    Yes.
20        Q    Do you work for them?
21        A    Yes.  I do not know whether Travel
22   Related Services Organization.  So I have not
23   heard that term for a while, so.  But it was a
24   division or subsidiary of American Express
0164
 1                            Lin
 2   Company.
 3        Q    So, to the best of your knowledge, does
 4   it exist today?
 5        A    I do not know legally if TRS is the
 6   legal entity or not.  I do not know.
 7        Q    But you know that it used to be part of
 8   American Express?
 9        A    Yes.
10        Q    Did you ever work for, I call it TRS?
11        A    Yes.  By the way, so did I.  So, this is
12   a dispute that has been settled.  Now, if you read
13   the first paragraph it says -- Can you read it out
14   loud.
15             MS. PARK:  No, we stipulate that it
16        says what it says.  He is not reading the
17        whole document into the record.
18             MR. LINDNER:  Not the whole document.
19        I just want him to read the first two
20        sentences.
21        Q    Can you read "Whereas," Qing?
22        A    I can read it.
23        Q    Please read it out loud?
24        A    Do I have --
0165
 1                            Lin
 2        Q    Yes.
 3        A    This Settled Mentioned Agreement --
 4        Q    No, no.  Jump to the second paragraph
 5   "Whereas?"
 6        A    You want me to read the whole second
 7   paragraph?
 8        Q    Correct?
 9        A    "WHEREAS, Mr. Lindner, a former employee
10   of the Company, has made allegations that he was
11   discriminated against based on his sex, subjected
12   to Sexual Harassment and Retaliation, and defamed,
13   has filed a charge of discrimination against the
14   Company with the Equal Employment Opportunity
15   Commission ("EEOC")  (Charge Number 160992838),
16   asserted certain claims for damages, and has
17   commenced a civil action in the Civil Court of the
18   City of New York, Index No. 038441-CVN-1999,
19   against American Express Corporation, Richard
20   Tambor and Ash Gupta (the foregoing are herein
21   collectively referred to as "Mr. Lindner's
22   Claims').
23             MR. LINDNER:  Thank you, very much.  I
24        appreciate that.  You took the extra effort
0166
 1                            Lin
 2        to do that.  That's very nice.
 3        Q    Alright.  Well, you know Peter Lindner
 4   and that is me.  That is correct?
 5        A    Yes.
 6        Q    And, of course, you know American
 7   Express Corporation because you worked for them
 8   since 1990.  Is that correct?
 9             MS. PARK:  Objection to form.
10        A    Yes.
11        Q    And you previously mentioned Ash Gupta;
12   correct?
13        A    Yes.
14        Q    And he is your boss now; correct?
15        A    Yes.
16        Q    Do you know if he was your boss in 1999
17   or 1998?
18        A    Yes.
19        Q    Did you report directly to him?
20        A    There is a period of time, as you
21   mentioned, in 1999 I'm not directly reporting to
22   him.  I was not directly reporting to him.
23        Q    But there was a time where you were
24   directly reporting to him?
0167
 1                            Lin
 2        A    Yes.
 3        Q    Do you know Rich Tambor?
 4        A    Yes.
 5             MR. LINDNER:  T-a-m-b-o-r.
 6        Q    Who is he?
 7        A    He used to be an employee of American
 8   Express.
 9        Q    Did he work with you, for you, under you
10   or over you, what?
11             MS. PARK:  Objection to form.
12        Q    How was Richard Tambor related to you?
13             MS. PARK:  Objection to form.  He
14        hasn't even testified that there is any
15        relation.
16        Q    Do you know Richard Tambor?
17        A    Yes.
18        Q    How do you know him?
19        A    He was an employee of American Express.
20        Q    Was he in the same group as you?
21        A    Define same group.
22        Q    If you had to say how Richard Tambor and
23   you were related, would there be some sort of
24   document that you could find that would indicate
0168
 1                            Lin
 2   the relation between Richard Tambor and Qing Lin?
 3             MS. PARK:  Objection to form.
 4        A    I do not understand the question.
 5        Q    Did Richard Tambor work for Ash Gupta?
 6        A    Yes, at point of times.
 7        Q    And you worked for Ash Gupta at a point
 8   in time?
 9        A    Yes.
10        Q    So you both worked for Ash Gupta?
11        A    Yes.
12        Q    Is there any document that would
13   indicate that?
14        A    There could be.  I do not know.
15        Q    What would such a document be called?
16        A    Organization Chart.  Human Resource may
17   have different documents.
18             MR. LINDNER:  No, that's fine. I
19        hereby request the Organization Chart from
20        1998/1999 to show what the relation is.
21        Ms. Park, have you already provided that
22        document?
23             MS. PARK:  Move on, Mr. Lindner.
24             MR. LINDNER:  I'm directing this
0169
 1                            Lin
 2        question to you, Ms. Park.
 3             MS. PARK:  You have been provided with
 4        all documents that relate to your case.
 5             MR. LINDNER:  Can you --
 6             MS. PARK:  You've been provided with
 7        all documents relevant to your case.
 8             MR. LINDNER:  Is that one of the
 9        documents.
10             MS. PARK:  You have been provided with
11        all documents relevant to your case.
12             MR. LINDNER:  I understand your
13        answer, Ms. Park.
14             MS. PARK:  Go back and why don't you
15        look?  Why don't you review?
16             MR. LINDNER:  I'm asking you a direct
17        question.
18             MS. PARK:  I'm not answering your
19        direct question.
20             MR. LINDNER:  Are you refusing to
21        answer.
22             MS. PARK:  I'm refusing to answer.
23             MR. LINDNER:  Marian, can you please
24        note that I wish to ask the Judge, that I
0170
 1                            Lin
 2        want a specific answer from Ms. Park on
 3        whether a specific document is in exhibit
 4        or not and whether it has been turned over.
 5        Q    Qing, do you feel it would be relevant
 6   whether Richard Tambor and Ash Gupta, you know, if
 7   you had an organization chart, that it would be
 8   relevant to know what their relationship is to
 9   each other?
10             MS. PARK:  Objection to form.
11        A    I don't understand your question.  What
12   do you mean?
13        Q    I'll be glad to reword it.  Is an
14   organization chart very important in an
15   organization?
16             MS. PARK:  Objection to form.
17        Q    Is it important in American Express to
18   have an organization chart?
19             MS. PARK:  Objection to form.
20             MR. LINDNER:  Okay, objection noted.
21        Q    Is it important to have an organization
22   chart?
23        A    Define what do you mean important?  In
24   general, yes.  It's a document that shows
0171
 1                            Lin
 2   organization.
 3        Q    Amex has millions of documents.  Suppose
 4   Amex decided we were not going to have an
 5   organization chart.  Would that be a typical thing
 6   or would that be basically impossible for a
 7   company of 70,000 employees not to have an
 8   organization chart?
 9             MS. PARK:  Objection to form.
10        A    So, are you referring to the
11   organization chart as a piece of paper showing a
12   chart structure or, what you call, a tree
13   structure?
14        Q    Yes.
15        A    That particular document?
16        Q    Yes.
17        A    I do not know how important it is.  I
18   think Human Resource Department have official
19   document.  It may or may not be in that form.  So
20   --
21        Q    It might, in an electronic form, for
22   instance.  It might not be on paper.  It might be
23   a tree structure in a data base; correct?  Is that
24   what you mean?
0172
 1                            Lin
 2        A    That's what I mean.  So, what you call
 3   organization chart.  So, I do not know.  Do you
 4   mean specific piece of paper with a tree structure
 5   or do you mean in general organization structure?
 6        Q    But you are aware that you can convert
 7   the tree structure into a data base and a data
 8   base into a tree structure.  Are you aware of that
 9   or not?
10        A    Yes.
11        Q    Have you ever seen yourself on an
12   organization chart?
13        A    Yes.
14        Q    If you looked at an organization chart,
15   that would be handy to tell who reports to you and
16   whom you report to, direct and dotted line?
17        A    Yes.
18        Q    In fact, if somebody said, "Who reports
19   to, and who else reports to them?"  If you had the
20   organization chart they could instantly find out,
21   right?
22        A    So, Peter, if you want to ask me whether
23   an organization chart is typically drawn by a
24   local team as official document?  I'm not sure
0173
 1                            Lin
 2   organization chart would constitute as official
 3   document.  The reason I cannot answer your
 4   question is --
 5        Q    Yes.
 6        A    -- if you have to refer to official
 7   organization structure at the time, I don't recall
 8   any piece drawn by someone at the organization as
 9   the official reference for the organization at the
10   time.
11        Q    But it would be a good clue, right?  It
12   would be a good first approximation, as they would
13   say in mathematics, correct?
14             MS. PARK:  Objection to form.
15        A    I don't know what is first
16   approximation.
17        Q    If somebody wanted to know, have a rough
18   idea of how people related in your group, an
19   organization chart would be one of the first
20   things you would show in order to know that, yes?
21        A    Yes.
22        Q    Thank you.  Can you turn to paragraph
23   13.  Do you see your name there?
24        A    Let me read it.
0174
 1                            Lin
 2                       (Witness perusing)
 3             Yes, I do see my name.
 4        Q    In fact, it is the second name after Ash
 5   Gupta, correct?
 6             MS. PARK:  We stipulate it's the
 7        second name after Ash Gupta.
 8             MR. LINDNER:  Okay, thank you.
 9        Q    The first sentence, the first sentence
10   on paragraph 13, can you read it out loud?
11        A    "The Company agrees to instruct and
12   direct the following Company employees not to
13   disclose any information regarding Mr. Lindner's
14   employment or termination of employment from the
15   Company to any person outside of the Company and
16   to direct all requests for references or
17   inquiries, received by such employees regarding
18   Mr. Lindner to the appropriate Human Resources
19   individuals."
20        Q    At that time point it lists a number of
21   people of which you were one, correct?
22        A    Yes.
23        Q    Does it use the word negative in there?
24             MS. PARK:  We stipulate that the word
0175
 1                            Lin
 2        negative does not appear in paragraph 13.
 3        Q    Qing, I'd like to know, did you give any
 4   information about -- and that's the second line of
 5   paragraph 13, it says, "The following Company
 6   employees did not disclose any information
 7   regarding Mr. Lindner's employment to any person
 8   outside the company --
 9             MS. PARK:  That is not what that
10        document says, Mr. Lindner.
11        Q    As you understand it, were you
12   instructed and directed by American Express on
13   this topic?
14             MS. PARK:  On the topic set forth in
15        paragraph 13?
16             MR. LINDNER:  Please, Ms. Park, I'd
17        like Qing to answer.  If you have an
18        objection, raise your objection.
19             MS. PARK:  Objection to form.
20        Q    Qing, have you ever been instructed and
21   directed, as you understand it, as you read
22   paragraph 13?  Yes or no?
23        A    About paragraph 13?
24        Q    What it says, yes.  Have you ever been
0176
 1                            Lin
 2   instructed and directed?
 3        A    Yes.
 4        Q    Did they tell you not to disclose any
 5   information?
 6        A    Yes.
 7        Q    Did you disclose any information?
 8        A    Yes.
 9        Q    To whom did you disclose it?
10        A    Boaz Salik.
11        Q    B-o-a-z S-a-l-i-k?
12        A    Yes.
13        Q    Did you do that after I was hired by
14   them or before I was hired by them?
15             MS. PARK:  Objection to form.  You
16        haven't even established that he knows if
17        you were hired.
18        Q    Do you know if I was hired by them?
19        A    No.
20        Q    Do you know if they talked to you before
21   I was hired by them?
22             MS. PARK:  Objection to form.  He has
23        already testified he doesn't even know if
24        you were hired.
0177
 1                            Lin
 2        Q    Did they ask you for a reference?
 3        A    Yes.
 4        Q    Did you provide them information?
 5             MS. PARK:  Objection to form.  Who is
 6        "Them?"
 7        Q    Did you provide "Any information," to
 8   Boaz Salik?
 9             MS. PARK:  Objection.  Asked and
10        answered.
11        Q    I'm asking you to please answer it
12   again.
13        A    Yes.
14             MR. LINDNER:  Yes, you did.  Okay,
15        thank you.
16        Q    I'd like to ask you one more thing, and
17   then we will break for lunch.  It says, "And to
18   direct all requests for references or inquiries
19   received by such employees regarding Mr. Lindner,
20   to the appropriate Human Resources individuals."
21   Did you direct Mr. Boaz to the appropriate HR,
22   Human Resource individual?
23        A    No.
24             MR. LINDNER:  Thank you very much.  We
0178
 1                            Lin
 2        can break for lunch.
 3             MS. PARK:  Could you note the time?
 4             THE STENOGRAPHER:  2:05.
 5             THE VIDEOGRAPHER:  This ends tape
 6        number two.  We are off the record at 2:05.
 7             MS. PARK:  Can you note, Ms. Reporter,
 8        that this was a break requested by Mr.
 9        Lindner.
10             MR. LINDNER:  Do you wish to continue?
11             MS. PARK:  Sure.
12             THE STENOGRAPHER:  I have to grab
13        something.  I'm here since 9:30.
14             MS. PARK:  Okay, but it wasn't
15        initiated by me or Mr. Lin.  I want that
16        clear.
17             MR. LINDNER:  I think we have to be
18        sensitive to the fact that we are
19        individuals.
20                       Off the record.
21                       (Luncheon recess:  2:05
22                       p.m.)
23                       ***
24                AFTERNOON SESSION
0179
 1                            Lin
 2                    (2:56 p.m.)
 3
 4             THE VIDEOGRAPHER:  This begins tape
 5        number 3 in the deposition of Qing Lin.  We
 6        are on the record at 2:56.
 7             MS. PARK:  Note, for the record, that
 8        Mr. Lin and I were ready to proceed at
 9        2:45.  Mr. Lindner returned from lunch late
10        which is why we are recommencing at 2:56.
11             MR. LINDNER:  And how long was I late,
12        Ms. Park?
13             MS. PARK:  2:45 we were supposed to be
14        back on the record.
15             MR. LINDNER:  So, how many minutes is
16        that?
17             MS. PARK:  That is eleven minutes,
18        Mr. Lindner.
19             MR. LINDNER:  Thank you very much.  I
20        appreciate that.  Alright, we will continue
21        the questions.
22
23   Q I N G   L I N,
24            resumed, having been previously duly sworn,
0180
 1                            Lin
 2            was examined and testified further as follows:
 3   EXAMINATION BY
 4   MR. LINDNER: (Continued)
 5             THE VIDEOGRAPHER:  This begins tape
 6        number 3 in the deposition of Qing Lin.  We
 7        are on the record at 2:56.
 8             MR. LINDNER:  I'm Peter Lindner.  I'm
 9        back on the record.  Ms. Park pointed out I
10        was eleven minutes late.  Did I mention
11        Ms. Park was eleven minutes late this
12        morning?  So, we are going to go over some
13        other documents that I have and I'm getting
14        them out of my brief case right now.  It is
15        actually two different Exhibits, and we
16        will affectionally call them Plaintiff Qing
17        2 and 3, but I'm going to first get them
18        and see if they are right.  I note that
19        Ms. Park is watching me intently.  I've the
20        documents in hand now.  I have to label
21        them and pass it to Marian, who will label
22        it.  Sorry, if I'm talking while I'm doing
23        it.  It is new to me, but this is 2 and 3.
24             The documents I have are entitled --
0181
 1                            Lin
 2        My second one is entitled Amended
 3        Complaint, which is a 16 page document,
 4        filed 12/20/2006, and I'm going to give a
 5        copy to Marian who is going to mark it and
 6        we will take a break while she does that.
 7                       (Whereupon Plaintiff's
 8                       Exhibit 2 was received and
 9                       marked for identification,
10                       as of this date.)
11             And that is the one I give to the
12        witness?
13             THE STENOGRAPHER:  Yes.
14             MR. LINDNER:  Then I have another
15        document to give.  That document I will
16        affectionately call Plaintiff Qing 3 and
17        I'm giving that to Marian to mark.
18             MS. PARK:  And I want to note for the
19        record that Mr. Lindner has his own
20        stickers, which he appears to be appending
21        to the documents that he is having
22        officially marked by the court reporter.
23        I, on the other hand, do not have any
24        copies of any exhibits with Mr. Lindner's
0182
 1                            Lin
 2        stickers on them.
 3             MR. LINDNER:  And I appreciate that
 4        you noted it.
 5                       (Whereupon Plaintiff's
 6                       Exhibit 3 was received and
 7                       marked for identification,
 8                       as of this date.)
 9             So, I have two exhibits and one is
10        entitled Amended Complaint Jury Trial
11        Demanded, filed December 20, 2006, Document
12        Number 17, which is 16 pages, and the other
13        one is called the Answer.  It is 8 pages,
14        filed January 23, 2007, and I'm going to
15        hand both of these to, and I almost knocked
16        out the plug, to Qing.  With my apologies
17        to everyone.
18        Q    So, Qing, will you take a moment and
19   take a look at that document?
20             MS. PARK:  Which one?  You've handed
21        him two.
22        Q    Have you ever seen document Number 2.
23                       (Witness perusing.)
24             MS. PARK:  Qing, as you look at the
0183
 1                            Lin
 2        document, and consider the question:  If
 3        you have ever seen this document, except as
 4        you may have seen it in consultation with
 5        me.
 6        A    So, I do not know the difference between
 7   these two documents --
 8             MS. PARK:  Just focus on Exhibit 2,
 9        and Mr. Lindner has asked you if you have
10        ever seen this document before and you
11        should answer that question, if you have
12        seen this document before other than in
13        consultation with me.
14             MR. LINDNER:  So, I'm going to direct
15        him to answer whether he has seen it at
16        all --
17             MS. PARK:  No.
18             MR. LINDNER:  And --
19             MS. PARK:  That is Attorney/Client
20        Privilege Mr. Lindner.
21             MR. LINDNER:  I think Attorney/Client
22        Privilege is what you said not whether you
23        showed him a document.
24             MS. PARK:  That is not true.
0184
 1                            Lin
 2        Attorney/Client Privilege also extends to
 3        work product privilege and to the extent
 4        that Mr. Lin and I reviewed the Amended
 5        Complaint together that, if it were in fact
 6        the case, would be a privileged fact.  So,
 7        I'm going to direct Mr. Lin to, when
 8        answering the question, not to divulge
 9        whether he reviewed this document with me.
10             THE WITNESS:  Let me restate your
11        statement and see what I saw (sic).
12             MS. PARK:  Okay.
13             THE WITNESS:  I understand this
14        question to say, whether I have seen this
15        document without you -- outside of
16        discussion with you.
17             MS. PARK:  Correct.
18        A    No, I have not seen this document
19   outside of discussion with my attorney.
20        Q    I'm sorry?
21        A    Outside of discussion with my attorneys.
22        Q    Do you have a copy of that document on
23   your own?
24        A    Do I have a copy of this document on my
0185
 1                            Lin
 2   own?
 3        Q    Yes.
 4        A    Obtained outside --
 5        Q    At all?
 6             MS. PARK:  Do you have a copy outside,
 7        same direction.
 8        A    No.
 9        Q    So you may have a copy but, if you do
10   have a copy, it is not on your own, it's only from
11   your attorney?
12             MS. PARK:  Objection to form.  That
13        wasn't his testimony.
14        Q    Can you restate what your answer is,
15   Qing?
16        A    Could you restate your question?
17        Q    I was asking a question and Ms. Park
18   said that was not your testimony.  So, what is
19   your testimony regarding you having possession of
20   one of these documents in some format?
21             MS. PARK:  Objection to form.  You are
22        on Exhibit 2.  What do you mean, "These
23        documents?"
24             MR. LINDNER:  This document, it's a
0186
 1                            Lin
 2        number of pages.
 3             MS. PARK:  Which document?
 4             MR. LINDNER:  Exhibit 2.
 5        A    So, based on Ms. Park's has advice -- To
 6   clarify the question, the question is:  Have I
 7   owned this document outside of what Ms. Park has
 8   given me?
 9        Q    Right?
10        A    No.
11        Q    This might be the first time you've seen
12   it or you might have seen it with Ms. Park or
13   Ms. Park might have given you a copy to take home;
14   is that correct?
15             MS. PARK:  I'm going to direct you not
16        to answer.  You are soliciting
17        Attorney/Client Privileged information.
18             MR. LINDNER:  I'm not.
19             MS. PARK:  Yes, you are.  You are
20        asking if he reviewed the document with me.
21        That is protected by Attorney/Client
22        Privilege.
23             MR. LINDNER:  I'm not asking that.
24        I'm just saying if he has a copy and it is
0187
 1                            Lin
 2        covered by the Attorney/Client Privilege,
 3        good.  If he has a copy on his own, you
 4        know, I just want to know one of those
 5        things.  Okay, I guess it doesn't make
 6        sense.  I withdraw the question.
 7        Q    Let me ask it this way.  So, that is an
 8   Amended Complaint.  Do you know what an Amended
 9   Complaint is?
10        A    No.
11        Q    Okay, I understand you are not a lawyer.
12   I'd like you to read the part in between the
13   dotted lines.  What does it say?
14        A    Which document?
15             MS. PARK:  Which portion of document
16        --
17             MR. LINDNER:  Document Number 2.
18             MS. PARK:  What dotted line.
19             MR. LINDNER:  The one that says -- Oh,
20        it's a straight line.  Whatever it is.  The
21        one that says, "Peter W. Lindner, Plaintiff
22        --
23             MS. PARK:  We stipulate that the
24        document says, "Peter W. Lindner,
0188
 1                            Lin
 2        Plaintiff, against American Express
 3        Corporation and Qing Lin, Defendants."  We
 4        stipulate to that.  Move on.
 5             MR. LINDNER:  Thank you very much.  I
 6        was asking him, but if you want to
 7        stipulate, that's fine.
 8        Q    So, now I'm going to direct you to
 9   Document Number 3.  Document Number 3 has a simple
10   title of "Answer."  Do you see that Qing?
11        A    What is the question?
12        Q    It has a title --
13             MS. PARK:  We stipulate that
14        Plaintiff's 3 is titled "Answer."  Move on.
15             MR. LINDNER:  I think Qing doesn't see
16        how.  Do you maybe want to point it out to
17        your client?
18             MS. PARK:  We stipulate that the
19        document is titled "Answer?"
20        Q    Qing, do you see that?
21        A    I see, "Answer," bold with underline.
22             MR. LINDNER:  Yes, that is what I
23        meant by the title.  I'm glad that you
24        clarified it.  That's exactly what I meant.
0189
 1                            Lin
 2        Q    So, what we are going to do is we are
 3   going to look at these pairs of documents, because
 4   one is when the other side answers it.  It's a
 5   complaint followed by an answer.
 6             MS. PARK:  That's your
 7        characterization.
 8             MR. LINDNER:  That is my
 9        characterization.
10        Q    So, these paragraphs are numbered and
11   I'd like to direct you to, let's say -- We are
12   going to jump ahead here.  We are going to go to
13   the middle of the document.
14             MS. PARK:  Which document, Mr.
15        Lindner?  You haven't even asked him --
16             MR. LINDNER:  Ms. Park, please, I
17        appreciate that you want to get an answer.
18        I appreciate that you want to go quickly
19        but I'm asking you to please let me do it
20        at my own pace and stop interrupting me.
21        Thank you.  Will you please do that?
22        You're acting obstructionist.
23        Q    So, now we are going to go in tandem.
24   What I mean by that is, we are going to compare
0190
 1                            Lin
 2   one document to another document because, as I see
 3   it, and I'm not a lawyer, is that I am making
 4   specific complaints or allegations, and then the
 5   other side, and the other side is American Express
 6   and Qing Lin, which is you, are responding to it
 7   and answering that complaint.  Does that make
 8   sense to you, Qing?
 9        A    I understand what you said.
10        Q    Very good.  That's what I'm asking.
11   Let's go to Document Number 3 and there is
12   paragraph on page 6 of 8 --
13             MS. PARK:  Why don't you just ask him
14        if he has ever seen this document, since
15        you have failed to do that?
16             MR. LINDNER:  Okay.
17        Q    Can you please turn to page 6 of
18   Document 3.  Have you ever seen that before?
19             MS. PARK:  Seen what, paragraph --
20             MR. LINDNER:  Page 6.
21             MS. PARK:  Page 6, paragraph -- Has
22        he --
23             MR. LINDNER:  Ms. Park, please?
24             MS. PARK:  No, no clarification.  Has
0191
 1                            Lin
 2        he ever seen Exhibit 3 or --
 3             MR. LINDNER:  If Qing wants
 4        clarification, he can ask it.  I'm not
 5        asking you the questions.  I'm sure you
 6        understand this question.  I'm sure you
 7        could give very good answers.  I'm not
 8        asking you.  I know I can depose you and
 9        get great answers but I don't want to
10        depose you, I wish to depose --
11             MS. PARK:  Ask your question.
12             MR. LINDNER:  -- Qing Lin.
13             MS. PARK:  Ask your question.
14             MR. LINDNER:  Alright.  So, please do
15        not interrupt me again.
16             MS. PARK:  Ask your question.
17        A    Your question again?
18        Q    Do you recognize that page?
19        A    No.
20        Q    Okay, good.  Look at -- in between
21   paragraph 40 and 41 there is something in bold
22   type, all capitals.  Can you read that, please?
23        A    "As And For A First Affirmative
24   Defense."
0192
 1                            Lin
 2        Q    Do you understand what that phrase
 3   means?
 4        A    No.
 5        Q    You know it is a complicated phrase.
 6   I'm not sure that I understand it.  I'm not a
 7   lawyer either.  But if I had to guess, cause I
 8   understand English fairly well, I would say that
 9   somebody is defending themselves, and affirmative
10   it means that they are using positive statements
11   as opposed to negative statements.  That's how I
12   interpret it.  I might be totally wrong.  That's
13   my understanding of English.
14             If you were looking at this, and I'm not
15   going to say if you were looking at this as a
16   graduate of Harvard Law School, I'm asking if you
17   were looking at this as an executive of a large
18   firm and somebody said:  As and for a first
19   affirmative defense."  How would you interpret
20   that phrase.
21             MS. PARK:  Objection.  He has already
22        testified he doesn't know what that means.
23             MR. LINDNER:  Objection noted.
24        Q    How would you interpret that phrase?
0193
 1                            Lin
 2        A    So, Peter, I just do not understand what
 3   you just said.
 4        Q    Okay.  If somebody said to you:  A First
 5   Affirmative Defense.  You understand all three of
 6   those words:  First, affirmative, defense, right?
 7             MS. PARK:  Objection.  Asked and
 8        answered.
 9        Q    Do you understand any of those words?
10        A    I know what is first.
11        Q    Okay, first, good.
12        A    I know what is defense.
13        Q    That's good.
14        A    I know what is affirmative but I do not
15   know --
16        Q    What first affirmative is.  Okay, I just
17   want to know.  That's all I was asking.  Do you
18   know what that means.  If you can puzzle (sic) it
19   out, just like an English Major can puzzle (sic)
20   out what risk management means.  You know, you
21   don't have to know a field to infer.
22             Now, we are going to say -- We are going
23   read line 41.  Line 41, can you read it out loud?
24        A    "The complaint fails to state a cause of
0194
 1                            Lin
 2   action upon which relief may be granted."
 3        Q    Okay, what is your factual basis for
 4   saying that the complaint failed to state the
 5   cause of objection?
 6             MS. PARK:  Objection to form.
 7        A    I do not understand this sentence.
 8        Q    Let me explain it to you --
 9             MS. PARK:  No, let me explain this to
10        you, Mr. Lindner.  These are legal
11        defenses.  Mr. Lin is not an attorney.
12             MR. LINDNER:  Ms. Park, I'm making an
13        objection.  I'm not asking him as an
14        attorney.  Ms. Park, if you object, I
15        appreciate.  It's noted on the record.
16        Please, stop acting obstructionist.
17             MS. PARK:  Why don't you start by
18        asking him if he even knows what it means?
19        Can you frame a proper question?
20             MR. LINDNER:  Maybe I can't, Ms. Park.
21        Unfortunately, I don't have you as my
22        lawyer --
23             MS. PARK:  Why don't you try asking
24        him if he understands what paragraph 41
0195
 1                            Lin
 2        means, before you start asking him for
 3        facts.
 4             MR. LINDNER:  Well, write down all
 5        your questions and I'll look at them and
 6        consider asking them.  But in the mean
 7        time, let me ask him the questions and
 8        please don't interrupt me again, or this
 9        time, I'm serious, I am calling the judge
10        if you interrupt me.
11             MS. PARK:  I'd love for you to call
12        the judge.  I'd love to explain to him what
13        you are doing.
14             MR. LINDNER:  Very good.  Please, be
15        quiet. I'm begging you.
16        Q    So, basically, I made an allegation, as
17   I see it.  I said, for instance, that there is a
18   whole bunch of things here.  You know, that Qing
19   did this, or Amex did that, or I did this, or
20   Fisher Jordan did that and American Express, who
21   is a party to this suit, said:  I don't know, that
22   might be true, might not be true.  They didn't use
23   these words.  That is not legalese, but another
24   party to this suite, and as I understand it, it's
0196
 1                            Lin
 2   called a named party, is you, Qing Lin.
 3             So, for instance, if you were
 4   knowledgeable about this event, and I'm assuming
 5   that you are, so, you would have said to your
 6   lawyers:  Such and such, here are the facts, and
 7   they would have written what -- in the appropriate
 8   legal terms what that means.  So, basically, you,
 9   meaning American Express and Qing Lin, have said
10   Peter Lindner's Complaint, that's what they mean
11   by the Complaint, Peter Lindner's Complaint fails
12   to state a Cause of Action upon which relief maybe
13   granted.  Now, basically, if you say something you
14   have to have, like, a factual basis --
15             MS. PARK:  Is there a question?
16             MR. LINDNER:  Yes, Ms. Park.
17        Q    So, I'm asking, what is the factual
18   basis for that statement?
19             MS. PARK:  Objection to form.
20        A    So, Peter, I'm sorry.  I just cannot
21   understand what you just said.  You were just
22   reading this -- I understand, when you read the
23   sentence, you try to explain and I cannot
24   understand what you said.
0197
 1                            Lin
 2        Q    Let's move on and maybe we will come
 3   back to it later.  Let's go onto number 42,
 4   alright?  Can you read 42, please?
 5        A    "The Complaint is barred, in part, by
 6   the applicable Statute of Limitations."
 7        Q    Okay, is there any part of that sentence
 8   that you understand or you don't understand?
 9        A    I do not understand.
10        Q    Any of it, okay?  Have you ever heard of
11   the Statute of Limitations?
12        A    I don't remember hearing that.  I do not
13   understand it.
14        Q    Do you know what a statute is?
15        A    A statute --
16        Q    As far as I know, it is a law.
17        A    Okay.
18        Q    A book of statutes.  And the
19   limitations, you do understand what that means,
20   right?
21        A    I understand what limitations means.
22        Q    And this Statute of Limitations is a
23   limit on the laws.  For instance --
24             THE VIDEOGRAPHER:
0198
 1                            Lin
 2             MS. PARK:  Mr. Lindner, is there a
 3        question?
 4             MR. LINDNER:  Yes, there is.
 5             MS. PARK:  What's the question?
 6             MR. LINDNER:  I asked him the
 7        question.  He didn't understand it.  So,
 8        I'm explaining it.
 9             MS. PARK:  He doesn't have to take
10        your explanation.  He already testified to
11        it.
12             MR. LINDNER:  He doesn't have to take
13        it but I'm trying to explain it.  So,
14        please, Ms. Park, I understand your
15        objection and it is noted on the record.
16        Q    So, Statute of Limitations is basically
17   how long you can be prosecuted for a crime.  For
18   instance, if you murder somebody the Statute of
19   Limitations is forever.  However, if you shoplift
20   or jaywalk, it might have a Statute of Limitations
21   of one year or five years or ten years.
22             In other words, if somebody goes to you
23   and says:  Qing, you did the following act, and it
24   was a minor act, and the Statute of Limitations
0199
 1                            Lin
 2   had past, you would not be guilty, because the law
 3   says for murder you can go back over 10 years but
 4   for a trivial thing you are only limited to one
 5   year or five years.  Does that make sense?
 6        A    Not entirely, so.
 7        Q    Well, you can see that, if it's a
 8   trivial matter, that at some point the courts
 9   don't want to be burdened with it, but on
10   something as serious as murder they would keep it
11   open for a while.  Do you see that?
12             MS. PARK:  Objection to form.
13        A    I understand what you said but I do not
14   understand what it means on the --
15        Q    Do you do your own taxes?
16        A    No.
17        Q    No.  But you are familiar with a little
18   bit of Tax Code; correct?
19        A    I'm not sure.
20        Q    Do you keep records for taxes?
21        A    Yes.
22        Q    Do you keep them for 19 years?  You have
23   been in American Express 19 years.  Do you have 19
24   years of tax records?
0200
 1                            Lin
 2        A    I don't remember.  Somewhere in the
 3   basement I might have.  I don't know.
 4        Q    Unfortunately, you and I share that
 5   trait.  But actually my accountant says you have
 6   to keep your records for three years or seven
 7   years but then you can throw them out.
 8        A    So, I understand that concept but I do
 9   not understand what do you mean in relation to
10   this.
11        Q    How do you understand the concept?  I'd
12   appreciate your answer.
13        A    The tax form, you just tell me, I only
14   need to keep my 1040's for three years.  I
15   understand that part.
16        Q    So, in other words, if the IRS comes to
17   you and says:  Give me your tax form from last
18   year, and you don't have it, then you are in
19   trouble.  But if they ask for your tax form from
20   20 years ago, it's okay, right?
21             MS. PARK:  Objection to form.
22        Q    Do you -- How do you --
23        A    Yes, I understand that.
24        Q    So, now, on this -- So, that's what
0201
 1                            Lin
 2   limitations -- As I understand it, again I'm not a
 3   lawyer, and don't base your taxes based upon what
 4   I say, but if you -- The reply here, the answer
 5   from American Express and Qing Lin was that the
 6   Complaint, my Complaint is barred by the
 7   applicable Statute of Limitation.  So, as I
 8   understand it, if I complained at an earlier point
 9   in time, it would have been a valid complaint --
10             MS. PARK:  Is there a question?
11             MR. LINDNER:  Yes, there is.
12        Ms. Park, please stop interrupting.
13        Q    So, if I had complained earlier then it
14   would be a valid complaint.  But if you wait too
15   long, you know, if you wait five years, ten years,
16   twenty years, whatever, then the statute of
17   Limitations takes hold and I cannot complain.
18   Does that make sense?
19        A    So, is that your question?
20        Q    Does it make sense?
21        A    Does it make sense?
22             MS. PARK:  Objection to form.
23        A    I'm not understanding, I don't know.
24        Q    Does it make sense that if you make an
0202
 1                            Lin
 2   objection early you are allowed to do it, but if
 3   you make it too late then the objection is not
 4   valid?
 5        A    I'm not a lawyer.  I cannot judge on
 6   that.  What they can say or not.  I cannot judge.
 7   I just do not understand.
 8        Q    But you understand it for tax receipts,
 9   right?
10        A    You tell me I have to keep my 1040's for
11   three years --
12        Q    Yes.
13        A    I understand that statement but here you
14   are asking me a legal judgment.  I just cannot
15   make it.
16        Q    The lawyers made the legal judgment but
17   what you did was you gave them the factual basis
18   for this statement.  So, do you have a factual
19   basis?
20             MS. PARK:  Objection.
21        A    I do not understand that statement.  So,
22   I do not know what is a factual basis supporting
23   those statements.
24        Q    For instance, if I allege that Qing Lin
0203
 1                            Lin
 2   threw out a 1040 that was a year old, then that
 3   would be within the Statute of Limitations and --
 4             MS. PARK:  Objection.  Objection to
 5        form.  He has repeatedly testified he
 6        doesn't even know what paragraph 40 means.
 7             MR. LINDNER:  Well, I think we are
 8        teasing out the answer.  I think he is an
 9        intelligent man.
10        A    Peter, I just don't know what you said
11   because you are talking about the tax, you are
12   talking about laws --
13        Q    Taxes are laws.  By the way, there are
14   certain laws called tax laws and they have
15   limited --
16        A    Peter, I'm sorry, I'm not a tax lawyer.
17        Q    I understand.
18        A    You tried to explain a piece of law.  I
19   just cannot understand your explanation.  I do not
20   know how to proceed from here.
21        Q    Let's go to the next one.  Can you read
22   Number 43?
23        A    "Plaintiff's -- I'm sorry I do not know
24   this word.
0204
 1                            Lin
 2        Q    Culpable.
 3        A    -- culpable conduct and/or failure to
 4   mitigate contributed to any damages allegedly
 5   incurred by him as a result of Defendants' alleged
 6   actions."
 7        Q    Okay.  So, do you know who the defendant
 8   is?
 9        A    Yes.
10             MS. PARK:  Objection to form.  There
11        are two defendants.  It's plural
12        possessive.
13        Q    Do you know who the defendants are?
14        A    American Express and myself.
15        Q    Correct.  Do you know who the plaintiff
16   is?
17        A    Yes.
18        Q    Whom?
19             MR. LINDNER:  Let the record show he
20        was referring to the Plaintiff Pro Se,
21        Peter Lindner.
22        Q    If it says, "Plaintiff's culpable
23   conduct contributed to damages allegedly incurred
24   by him as a result of Defendant's alleged
0205
 1                            Lin
 2   actions," do you understand that?
 3        A    No.
 4        Q    Do you understand what failure to
 5   mitigate means?
 6        A    No.
 7        Q    Do you understand what failure means?
 8        A    Yes.
 9        Q    Do you know what mitigate means?
10        A    Yes.
11        Q    What does mitigate mean?
12        A    Mitigate means to manage or reduce.
13        Q    To reduce, yes.
14        A    That's my understanding --
15        Q    That's my understanding too.  So,
16   failure to mitigate means --
17        A    I don't know what's the legal meaning.
18        Q    No, but what does it mean in English?
19   You just used the word.  You said failure to
20   mitigate, failure to reduce, correct?
21        A    Yes.
22        Q    Ms. Park, would say, asked and answered.
23   But do you understand, failure to mitigate is
24   another way of saying, I failed to reduce?
0206
 1                            Lin
 2        A    I understand what your explanation is.
 3   But I don't know what is the legal meaning.
 4             MR. LINDNER:  Believe it or not it is
 5        the same thing.
 6             MS. PARK:  That is your
 7        characterization.
 8             MR. LINDNER:  That's my
 9        characterization.
10             MS. PARK:  Which he doesn't have to
11        accept.
12             MR. LINDNER:  You don't have to accept
13        it.
14        Q    You understand what damages means,
15   right?
16        A    Yes.
17        Q    And you understand what allegedly means?
18        A    Alleged?
19        Q    Yes.
20        A    Allegedly, I think I do.
21        Q    Okay, what does it mean?
22        A    It means accused.
23        Q    Well, sometimes, yes.  But also means
24   supposedly.  Perhaps.  But, in other words, if I
0207
 1                            Lin
 2   say, I'm the King of England.  You could say,
 3   Allegedly you are the King of England.  You know,
 4   it sort of implies some sense of scepticism.  So,
 5   when you say, Any damages allegedly occurred, it's
 6   not saying that American Express is even conceding
 7   that there are damages but they are saying that
 8   Peter Lindner is claiming that there are damages.
 9   You understand that?
10             MS. PARK:  Objection.  He understands
11        that's your characterization.
12             MR. LINDNER:  Okay.
13        Q    So, if I say, Plaintiff's conduct failed
14   to mitigate any damages incurred as a result of
15   defendant's actions, does that sentence make
16   sense?
17        A    No.
18        Q    Can you restate this, using, instead of
19   plaintiff's, say Peter.  Instead of mitigate, say
20   reduce and cut out that bit saying culpable
21   conduct.
22             MS. PARK:  Mr. Lindner, my client said
23        he doesn't know what this means.  What are
24        you trying to do?
0208
 1                            Lin
 2             MR. LINDNER:  I'm trying to break it
 3        down into pieces.  It's called divide and
 4        conquer.
 5        Q    Qing, can you please say the sentence
 6   and use the names here, okay?
 7        A    Are you asking me a question or are you
 8   asking me to do something?
 9        Q    I'm asking you to do something.  I'm
10   asking you to read Number 43 and I'm asking you to
11   substitute my name or your name, whichever would
12   make it simpler.  Sometimes people get confused.
13   I have say, I get confused --
14             THE WITNESS:  So, Ms. Park, am I --
15             MR. LINDNER:  You don't have to ask
16        Ms. Park.
17             THE WITNESS:  I'm consulting with --
18             MR. LINDNER:  No, I asked a question
19        and you don't have a right to ask any
20        question until you answer my question.
21        Please trust me on this --
22             MS. PARK:  No, Mr. Lindner, he has the
23        right to ask me.
24             MR. LINDNER:  After he answers the
0209
 1                            Lin
 2        question.
 3        Q    My question to you was:  Would you
 4   please read this statement substituting Peter for
 5   plaintiff and Qing for defendant?  Will you do so?
 6        A    I need to consult with my attorney
 7   because you are asking me to do something.  Before
 8   I give the answer as to will do or not I have the
 9   right to consult with my attorney.
10             MR. LINDNER:  I understand what you
11        are saying and, in fact, you are allowed
12        but the rules say, and trust me on this,
13        that the rules say you first have to answer
14        and, after you finish answering the
15        question, then you can consult with your
16        attorney.
17             MS. PARK:  No, no.  At that point I'm
18        directing my client not to answer.  I think
19        you are harassing him, Mr. Lindner.  He has
20        testified that he does not understand what
21        paragraph 43 means.  I have spent seven
22        minutes listening to you repeat the same
23        question over and over again.
24             MR. LINDNER:  Ms. Park, your objection
0210
 1                            Lin
 2        is noted.
 3             MS. PARK:  Good.  Let's move on.
 4        Q    Qing, can you please read that sentence
 5   substituting Peter and Qing instead of the
 6   plaintiff and defendant, and just get rid of the
 7   word mitigate and use the simpler word reduce.
 8   Can you, please, do that?
 9             MS. PARK:  No, I'm directing my client
10        not to answer.  Move on.  You're harassing
11        him.  Move on.
12             MR. LINDNER:  I wish to put an
13        objection in the record that Ms. Park is
14        saying that I'm harassing him when I'm
15        asking him to perform something.  Please
16        note that I wish to raise that with the
17        judge.
18        Q    Okay, Number 44, says, "The Complaint is
19   barred, in part, by the doctrine of unclean
20   hands."
21             MS. PARK:  Is there a question?
22        Q    Do you see that Mr. Lin?
23        A    Do I read that on this piece of paper?
24        Q    Yes.
0211
 1                            Lin
 2        A    Yes.
 3        Q    Do you understand what unclean hands
 4   are?
 5        A    No.
 6        Q    You don't understand what the doctrine
 7   of unclean hands are, but you understand what
 8   unclean hands are?
 9        A    I understand what is unclean.  I
10   understand what are hands.  I do not understand
11   the legal meaning of unclean hands.
12        Q    Right.  But, nonetheless, this is Amex
13   and Qing Lin's affirmative defense, and sometimes
14   there is a basis for that, and I want to know what
15   is a factual basis for you, and I have to ask
16   American Express, whom can I ask, and I can't ask
17   myself, I'm asking you.  You are American Express.
18             MS. PARK:  Objection.
19        Q    You are the named person.  Are you named
20   in this suit, Qing?
21             MS. PARK:  Objection.  Asked and
22        answered.  We stipulate he is.
23        Q    So, when I want to find out what facts
24   upon which this is based I'm having a little
0212
 1                            Lin
 2   difficulty finding it out, because you don't seem
 3   to have the answer.  Do you?
 4             MS. PARK:  Objection.
 5        Q    Do you have the answer?
 6             MS. PARK:  Mr. Lindner, these are
 7        legal defenses.  Mr. Lin is not a lawyer.
 8        He has said repeatedly he doesn't even
 9        understand what the affirmative defense is.
10        How he can give you the factual basis for
11        something he doesn't understand, in the
12        first place, is beyond me.  You are
13        badgering my witness.  Move on.
14             MR. LINDNER:  Ms.  Park, I don't need
15        speeches from you.  Do you want to object?
16             MS. PARK:  I object.  You are
17        badgering, harassing my client.
18             MR. LINDNER:  If you want to object,
19        note it on the record and it will be noted,
20        alright?  Please do not give speeches.
21        Thank you very much.
22        Q    So, Ms. Park objected but I'm asking
23   you, as best you can understand, even though you
24   don't know -- You know what a doctrine is, right
0213
 1                            Lin
 2   or not?
 3        A    No.
 4        Q    Do you know what barred means?
 5        A    Prohibit.
 6        Q    Right.  So, if you were to read this
 7   sentence substituting Peter or whatever --
 8        A    Which sentence?
 9        Q    Number 44.
10        A    Yes, I've read it.
11        Q    Can you read it saying out loud, you
12   know, instead of the Complaint you can say,
13   Peter's complaint is prohibited -- How would you
14   say that?  Read the whole sentence.
15        A    I do not know because I do not know
16   whether I have the right not to follow your
17   instructions on reading specific things.
18             MR. LINDNER:  Ms. Park, can you
19        instruct him?
20             MS. PARK:  Just go ahead and read it.
21        It is his time and he is wasting it.
22        A    "The Complaint is barred, in part, by
23   the doctrine of unclean hands."
24        Q    Okay.  But now substitute the simpler
0214
 1                            Lin
 2   words or, you know, the name.  Is it your
 3   Complaint or my Complaint?  Whose Complaint?
 4   Peter's Complaint?  Qing's Complaint?  Can you
 5   please reread that using the names of the people?
 6        A    So, replace which word with which word.
 7        Q    Well, barred, for instance.  You said,
 8   "prohibited;" right?  So, read it with the word
 9   prohibited in there.
10        A    The Complaint is prohibited in part by
11   the doctrine of unclean hands.
12        Q    Right, and would have said it, Peter's
13   Complaint is barred by the doctrine of unclean
14   hands.  It makes it a little simpler.  It may not
15   be crystal clear.  I'm trying to break it down to
16   simpler things.  Do you know the factual basis for
17   saying that?
18        A    I still do not understand what you said?
19        Q    Okay, that's fine.  I'm not asking you.
20   Now, read Number 45.  It says, "The plaintiff
21   failed to exhaust his administrative remedies."
22   Can you tell me what the factual basis is for the
23   plaintiff, and that would mean me?  So it said,
24   "Peter failed to exhaust his administrative
0215
 1                            Lin
 2   remedies.  Can you tell me how I failed to exhaust
 3   my administrative remedies, what the factual basis
 4   for that is?
 5        A    I do not understand your question.
 6        Q    Do you know what administrative remedy
 7   is?
 8        A    No.
 9        Q    Do you know what administration is?
10        A    I think so.  Administration, management.
11        Q    Yes.  As I understand it, and, again,
12   I'm not a lawyer, but, as I understand it, it's
13   something short of a lawsuit.  We are in Federal
14   Court.  Are you aware of that Qing?
15        A    We are in a courthouse, yes.
16        Q    A courthouse.  Do you recognize that
17   there are different types of courthouses?  Not
18   colors and things like that, but that there is a
19   State Courthouse, and a Federal Courthouse, and a
20   local courthouse.  In other words, if you get a
21   ticket for littering on the street, dropping a
22   piece of paper, and a policeman writes you a
23   ticket and you go to the courthouse, you recognize
24   or not, that that's a different type of courthouse
0216
 1                            Lin
 2   than this courthouse is?
 3        A    No, I do not know.
 4        Q    So, let me tell you, this is a more
 5   serious courthouse than the courthouse you would
 6   go to if you dropped a gum wrapper on the street
 7   and got a ticket and had to pay a fine because, as
 8   I understand it, that courthouse handles -- is
 9   handled by a town, like New York City, and there
10   are other courthouses that are State Courthouses,
11   and then there are still others that are Federal
12   Government Courthouses.  This one, do you know
13   which one it is?
14             MS. PARK:  Objection.  Asked and
15        answered.
16             MR. LINDNER:  He didn't answer.
17        Q    Do you know which one it is?
18        A    I know it is a courthouse.  I do not
19   know which one.
20        Q    You don't know which one.  Well, I'll
21   tell you.  It's a Federal Courthouse and, if you
22   go to the first page of Document 3, you see the
23   first line there, what it says, the first line in
24   all capitals?
0217
 1                            Lin
 2        A    Yes.
 3        Q    Can you read it, please?
 4        A    United States District Court, first
 5   line.
 6        Q    And the next line?
 7        A    Southern District of New York.
 8        Q    Yes.  So, that gives you a clue that we
 9   are not talking the Bronx here, we are not talking
10   about, you know, a little town, we are talking
11   about the United States of America Court, but you
12   don't have to know that.  That's a legal term.
13        A    I do not know because it is New York
14   here, Southern District of New York.  I do not
15   know.  It's a courthouse of the Southern District
16   of New York?
17        Q    Yes, yes.
18        A    I don't know.
19        Q    So, I mean --
20             MS. PARK:  Is there a question?
21             MR. LINDNER:  Yes, I just wanted to
22        know whether he knew the magnitude of what
23        we are talking about here and the magnitude
24        is that this is not a problem --
0218
 1                            Lin
 2        A    Peter, we are in a courthouse.  I know
 3   how serious it is.  So, you want to ask me, do I
 4   know how serious it is?
 5        Q    Yes?
 6        A    I recognize I was sworn to oath, telling
 7   you everything is true.  So, I have done that.
 8   So, I do not know -- So, you can ask me do I
 9   remember what level court, which district it is?
10   I do not know.
11        Q    Well, if it is any comfort, I didn't
12   know it much before this either.
13             MS. PARK:  Is there a question.
14             MR. LINDNER:  I was just trying to
15        reassure the witness.
16        Q    So, I'm glad that you understand that it
17   is a very serious business; right.  So, part of it
18   is on Number 45, it says that, and I'm going
19   paraphrase it, Peter failed to exhaust his
20   administrative remedies.  So, in other words,
21   instead of going to the Federal Courthouse, which
22   is a very serious thing, there were administrative
23   things I could have done, and that's how I
24   understand it.
0219
 1                            Lin
 2             So, I'm asking you:  Do you have any
 3   factual basis that you think American Express or
 4   you have for making that statement?
 5             MS. PARK:  Objection to form.  Asked
 6        and answered.  He has already said he
 7        doesn't know what it means.
 8             MR. LINDNER:  Please, Ms. Park, I
 9        understand that, but we just had a long
10        discussion, maybe he has clue.
11             MS. PARK:  He doesn't have to accept
12        your characterization of what that phrase
13        means, Mr. Lindner.
14             MR. LINDNER:  That's true.
15        Q    So, do you understand that, Qing?
16        A    No.
17        Q    Okay.  So, then it says, "And to satisfy
18   the jurisdictional of prerequisites under Title
19   7 --
20        A    Where it is?
21        Q    Line 45, the second half of the
22   sentence, that -- I'm just going to jump around
23   it.  It's going to say:  Plaintiff failed to
24   satisfy the jurisdictional prerequisite to suit
0220
 1                            Lin
 2   under Title 7 of the Civil Right Acts of 1964.  Do
 3   you know what Civil Rights Act means?
 4        A    No.  I think it is a piece of law.
 5        Q    That's right.  That's exactly right.
 6   You can infer that as past 1964.  Have you had any
 7   training at American Express on discrimination?
 8        A    Yes.
 9        Q    Did they ever talk about Civil Rights?
10        A    Yes.
11        Q    Chances are, and I'm not a lawyer, and I
12   didn't attend the particular one you went to, I
13   think, when they talked about it, they were
14   talking about this Civil Rights Act.  And I am
15   suing you under Title 7 of the Civil Rights Act of
16   1964?
17             MS. PARK:  Is there a question?
18             MR. LINDNER:  Ms. Park, I'd appreciate
19        it if you would stop doing that just as I'm
20        about to ask a question.  Do you understand
21        what I'm saying?
22             MS. PARK:  Yes, and I'll repeat that.
23        Mr. Lin does not have to accept your
24        characterization.
0221
 1                            Lin
 2             MR. LINDNER:  He doesn't have to.  I'm
 3        asking him questions and please stop
 4        saying, "Is there a question?"  There is a
 5        question and if you ask me again -- Please
 6        note on the record that Ms. Park has again
 7        violated my instructions to stop asking if
 8        there is a question.  Of course there is a
 9        question.  So, Ms. Park, I'm going to write
10        down a note to myself.  Ms. Park cut me
11        off, if I had a question or not.  It was
12        just as I was about to get to the question.
13        Q    So, I'm sorry to do this, to you Qing,
14   but I'm going to have to repeat this, and that is
15   it says:  Peter failed to satisfy the
16   jurisdictional prerequisites to suite under Title
17   7 of the Civil Rights Act of 1964.  Do you have a
18   clue as to what that means?
19             MS. PARK:  Objection to form.
20        A    No.
21        Q    No clue?
22        A    No.
23        Q    So, if somebody said, My rights were
24   violated, my Civil Rights were violated.  That
0222
 1                            Lin
 2   would mean nothing to you, correct?
 3             MS. PARK:  Objection to form.
 4        A    I do not understand your question.
 5        Q    If somebody said:  My civil rights were
 6   violated, do you understand what that means?
 7        A    Not entirely in the legal term.
 8        Q    I'm not asking entirely.  But do you
 9   understand, if somebody said:  My civil rights are
10   violated, what does that mean?  Does it have any
11   meaning to you at all?
12             MS. PARK:  Objection to form.
13        A    Yes.
14        Q    What would it mean to you?
15        A    A human right being violated.
16        Q    Can you give an example?
17        A    Say someone lock you up in some room and
18   not give you food.
19        Q    Exactly.  Exactly.  There are certain
20   rights you have as a person and I think it's
21   civil, civil rights.  That's as I understand it.
22   I don't know -- I was alive during this time.
23   1964 is when a lot of blacks had troubles in the
24   South with being accepted and they had a policy
0223
 1                            Lin
 2   where they had to keep separate and they went to
 3   separate schools and they couldn't go into a
 4   "Whites only" school and this law was past in
 5   response to it.  That's why it is not a
 6   coincidence that there was a lot of unrest in 1964
 7   and this law was passed.  That's what the Civil
 8   Rights Act of 1964.
 9             It was meant principally to allow black
10   people to have the full rights of white people.
11   Does that make sense to you?
12             MS. PARK:  Objection to form.
13        A    I understand what you said.
14        Q    Have they ever covered that in training
15   at American Express?
16        A    I do not remember.
17        Q    Have you been to training at American
18   Express on discrimination?
19             MS. PARK:  Objection.  Asked and
20        answered.
21        A    Yes.
22        Q    Can you tell me what you learned in that
23   class?
24        A    What I learned from --
0224
 1                            Lin
 2        Q    From the class on discrimination that
 3   you had at American Express.
 4             MS. PARK:  Objection.
 5        Mischaracterizing the witness's testimony.
 6        Q    Can you please clarify.  Did you have
 7   training at American Express on subjects other
 8   than Risk Management?
 9        A    Yes.
10        Q    Did you have any training on the subject
11   of discrimination?  Do you know what the term
12   discrimination means, let me ask that?
13        A    Yes, discrimination as an English word,
14   yes.
15        Q    Okay, what does it mean?
16        A    As an English definition?
17        Q    Yes.
18        A    Differentiating --
19        Q    Do you have any idea what it means when
20   you take a class about discrimination in American
21   Express.  Do you know what they would talk about?
22        A    I do not understand what you mean,
23   "Class about discrimination."
24        Q    I'll try to explain it.  There are some
0225
 1                            Lin
 2   courses that are taught in the mathematical sense,
 3   and there are courses that are taught on
 4   secretarial, and there are courses that are taught
 5   by Human Relations.  Are you aware of those
 6   different types of classes?
 7             MS. PARK:  Objection to form.
 8        Q    Does American Express have classes that
 9   are taught by relations?
10        A    Human --
11        Q    Human Resource Department?
12        A    Yes.
13        Q    Can you name some of the titles of those
14   courses?
15        A    Leadership.
16        Q    Okay, that's one.  Any others?
17        A    A lot of situation on leaderships.
18        Q    Anything else?
19        A    Communications.
20        Q    Good.  Do they ever have anything that
21   talks about black people versus white people and
22   things like that?
23        A    Yes.
24        Q    What do they call those courses?
0226
 1                            Lin
 2        A    I do not remember the exact name.
 3        Q    How about approximately?
 4        A    I don't remember the exact names.  Like,
 5   racial discrimination.
 6        Q    Yes, racial discrimination.  That is
 7   exactly what I mean.  What does racial
 8   discrimination mean?
 9        A    You treat people differently simply just
10   based on the race of the people.
11        Q    Right, exactly, exactly.
12        A    If you asked me that question I could
13   have answered it --
14        Q    I'm not that good at, you know, framing
15   the question.  I don't know what you know and
16   don't know.  A lot of times --
17             MS. PARK:  Could you just ask the
18        question.  Let's move on.
19             MR. LINDNER:  We are having a moment
20        here.
21        Q    Let's jump back to Exhibit Number 2,
22   sentence 1?
23        A    Sentence marked 1?
24        Q    Yes.  It's called Nature of the Action?
0227
 1                            Lin
 2        A    Yes.
 3        Q    Can you read that, please?
 4        A    This is an Action for Breach of a
 5   Settlement Agreement Retaliation, in violation of
 6   Title 7 of the Civil Rights Act of 1964, and
 7   tortuous interference with plaintiff's contractual
 8   relationships."
 9        Q    Do you understand roughly what that
10   means?
11             MS. PARK:  Objection to form.
12        Q    Do you understand what it means at all?
13   Do you know what a Breach of a Settlement
14   Agreement is?
15        A    I do not know exactly what's the legal
16   meaning.
17        Q    Do you know what a Settlement Agreement
18   is?
19        A    I know what is settlement, I know what
20   is agreement, so --
21        Q    Can you hand Qing -- Could you give me
22   the Exhibit Number 1, Plaintiff's Exhibit 1.  I
23   have in my hands Plaintiff' Exhibit 1.  Can you --
24   You have looked at it earlier.
0228
 1                            Lin
 2        A    Are you referring to the --
 3        Q    Can you read what the first two words
 4   are?
 5        A    Settlement Agreement.
 6        Q    Do you understand what Settlement
 7   Agreement is?
 8             MS. PARK:  Objection.  Asked and
 9        answered.
10        A    This refer to this document, it say,
11   Agreement.
12        Q    It's an Agreement?
13        A    Yes.
14        Q    And you settled something.  That's a
15   Settlement Agreement?
16        A    Yes.
17             MS. PARK:  Is there a question?
18        Q    I'm asking, do you understand what that
19   means now, Settlement Agreement?
20             MS. PARK:  Objection, asked and
21        answered.
22        Q    I understand it.  So, Qing do you
23   understand it?
24        A    Settlement Agreement refers to this
0229
 1                            Lin
 2   document.
 3        Q    Correct. yes.  Okay.  So, Let me just
 4   clarify it.  When I asked you a few minutes ago
 5   what was a Settlement Agreement, you didn't know
 6   it.  But, when I refreshed your recollection with
 7   this document it made more sense, right?
 8             MS. PARK:  Objection to form.  That
 9        wasn't his testimony.
10        Q    Did it make more sense after seeing
11   this?
12        A    So, Peter, you asked me what is the
13   general definition of a Settlement Agreement?
14        Q    Yes.
15        A    I do not know what's a general legal
16   definition of it.
17        Q    Okay.
18        A    If you say, The Settlement Agreement,
19   referring to this document, then I will
20   understand, yes.  You have to show me that
21   document.
22        Q    Okay.
23        A    So, that is why I was answering this
24   way.
0230
 1                            Lin
 2        Q    So, before when I asked you, like five
 3   minutes ago, and, if you want, we could have the
 4   court reporter read the question back, you said
 5   you answered, you didn't know what a settlement
 6   agreement was --
 7             MS. PARK:  Objection.
 8        Mischaracterizing his testimony.
 9             MR. LINDNER:  Marian, can you read
10        back --
11             MS. PARK:  Move on.
12             MR. LINDNER:  Can you read back --
13             MS. PARK:  Move on.
14             MR. LINDNER:  Ms. Park, your objection
15        is noted.  Please, read back my question
16        about the Settlement Agreement.  It was
17        about five minutes ago.
18                       (Record read)
19        A    So, you were asking what is a Settlement
20   Agreement.  So, If I understood it wrong,  I
21   understood it as, in general, what is a Settlement
22   Agreement.  I do not know what's a definition.  If
23   you refer to the Exhibit 1, these things called
24   Settlement Agreements?  I said, yeah, I recall
0231
 1                            Lin
 2   seeing that.
 3        Q    So, if you were to reask this question,
 4   if I were to say -- Let's say we start afresh and
 5   I said:  Qing, I have a document here that's
 6   called Exhibit 2, and it's an Amended Complaint,
 7   and it starts off with Paragraph 1 on the nature
 8   of the action.  It says:  This is an action for
 9   breach of a Settlement Agreement, and if I were to
10   ask you now, do you understand what that means,
11   how would you answer?
12        A    Breach the Settlement Agreement you had
13   with American Express?
14        Q    Yes.
15        A    Yes.
16        Q    Yes, you do?
17        A    Yes.
18        Q    At an earlier point you didn't
19   understand; is that true?
20        A    Yes.
21        Q    By talking back and forth and showing
22   you Exhibit 1 you understood it; right?
23        A    Yes.
24        Q    I point it out only because Ms. Park
0232
 1                            Lin
 2   used an objection, which was called, "Asked and
 3   answered."  It's like if I ask you what's the
 4   answer and you said; I don't know, and then I
 5   said:  What's the answer, and you said:  I don't
 6   know.  That would be, "asked and answered."  You
 7   already answered it.  I wasn't trying to badger
 8   you.  I was just trying to move along and give you
 9   additional information so that you --
10             MS. PARK:  Ask him a question.
11             MR. LINDNER:  Ms. Park, you have been
12        warned.
13        Q    I'm trying to give you additional
14   information so that you could say it.  So,
15   sometimes "asked and answered" is true, but
16   sometimes, you know, you are a smart guy, I'm a
17   smart guy, and we can learn on the spot.  Did you
18   learn something by having me show you Exhibit 1 in
19   reference to Exhibit 2?
20             MS. PARK:  Objection to form.
21        A    I don't feel that.
22        Q    Why did you change your answer from not
23   understanding the breach of a Settlement Agreement
24   to understanding it now?
0233
 1                            Lin
 2             MS. PARK:  Objection to form.  You're
 3        mischaracterizing his testimony.
 4        Q    Do you understand what an action for a
 5   breach of a Settlement Agreement means?
 6             MS. PARK:  Let the record reflect Mr.
 7        Lindner appears to be reading or quoting
 8        from a portion of his amended Complaint.
 9             MR. LINDNER:  That's correct.
10        Otherwise known as Exhibit 2.
11        Q    Do you understand the first phrase in
12   sentence 1 of Exhibit 2?  You could read it out
13   loud.
14             MS. PARK:  Mr. Lindner, we stipulate
15        that you are claiming that American Express
16        and Mr. Lin breached your Settlement
17        Agreement.  Okay, let's move on.
18             MR. LINDNER:  Does he understand it?
19             MS. PARK:  Does he understand that
20        this is what you are claiming.
21             MR. LINDNER:  Ms. Park, I understand
22        you answer every question.
23             MS. PARK:  No, we stipulated that that
24        is what you are claiming.
0234
 1                            Lin
 2             MR. LINDNER:  I understand it, but
 3        please, I'd like an answer from Qing.
 4        Q    Do you understand it?
 5        A    I understand it.
 6        Q    Thank you very much.  And you are not
 7   just saying that because Ms. Park said it, you
 8   truly understand it; right?
 9        A    I recall that before lunch you asked me
10   what are you suing me for?
11             MS. PARK:  Wait --
12        A    I mentioned that you were complaining
13   about me violated the agreement between you and
14   American Express.
15             MS. PARK:  Mr. Lindner, you asked, "Do
16        you know what this case is about?"  And he
17        said, "Roughly."  And you said, "Why don't
18        you tell me what you know."  Mr. Lin said,
19        "You complained about me breaching your
20        agreement by giving a back reference about
21        you."  Asked and answered.
22             MR. LINDNER:  Ms. Park, please, the
23        court reporter can only handle one person
24        at a time --
0235
 1                            Lin
 2             MS. PARK:  Because you keep talking
 3        over me.
 4             MR. LINDNER:  And I was speaking here
 5        and I don't -- I mean, maybe we need your
 6        speeches and they are certainly delightful
 7        but not for me.  So, one at a time.
 8             MS. PARK:  Ask a question.
 9             MR. LINDNER:  I need to get an answer
10        from Qing.
11             MS. PARK:  Ask a question.
12             MR. LINDNER:  Ms. Park, you have cut
13        me off again by saying, "Ask a question."
14        I wish you wouldn't do that.
15        A    Peter, the question was, do I learn
16   something --
17        Q    Yes?
18        A    -- by what you said.  I say, no, because
19   I think what could happen here is I probably
20   misunderstood your question, in terms of what is
21   generally a Settlement Agreement, or what is the
22   agreement you referred to.  So, that's it.
23        Q    Sometimes learning comes in small bits.
24   So, now we will go to Number 6.
0236
 1                            Lin
 2             MS. PARK:  Which document are you
 3        referring to?
 4        A    Which document?  There are two documents
 5   -
 6             MR. LINDNER:  I know we are going to
 7        have three documents.  This is fun.  This
 8        is document Number 3 and there are only two
 9        more left.  There are only two more left.
10        So that will be pleasant for you two to
11        realize.
12        Q    It says --
13        A    Number 3, yes.
14        Q    Document Number 3, item Number 46.
15        A    Okay.
16        Q    Alright. Plaintiff's claims are barred
17   by his breach of the agreement prior to any
18   alleged breach of agreement -- alleged breach by
19   defendants upon which we've sought.  I'm going to
20   reread this question and ask you if you understand
21   it.  I'm going to say, Peter's claims are stopped
22   by Peter's breach of the agreement, prior to any
23   breach by Qing.  Do you understand that?
24        A    Not quite.  Your statement is kind of
0237
 1                            Lin
 2   convoluted.
 3        Q    It is convoluted but that's why they pay
 4   the lawyers the big bucks.  So, can you tease any
 5   information out of that?
 6             MS. PARK:  Objection to form.
 7        A    No.  Reading this, I cannot understand.
 8        Q    So, you don't -- Do you have any factual
 9   basis for saying that I violated the agreement
10   before you violated the agreement, if indeed you
11   did violate the agreement?  Maybe you didn't
12   violate the agreement but this says that Peter
13   violated the agreement before this time.
14             MS. PARK:  Objection to form.
15        A    I understand what you said.
16        Q    Do you have any facts that says that I
17   violated the Settlement Agreement?
18        A    I do not know how this linked to this
19   paragraph 46 here.
20        Q    I will try to explain it.  We had a
21   Settlement Agreement, American Express and I, and
22   it wasn't binding on American Express, it wasn't
23   binding on me, it is binding on both of us.  So,
24   for instance, one of the provisions in there is
0238
 1                            Lin
 2   that it shouldn't be published.  Now, you can't
 3   say this went on.  There is a secrecy clause in
 4   it.  Do you understand that?
 5        A    So far, what you said, yes.
 6        Q    Do you want to see what clause stops you
 7   or me from talking about it or do you accept the
 8   fact that there is a secrecy clause in the
 9   agreement?
10             MS. PARK:  Mr. Lindner, he has
11        testified he has never seen the agreement.
12        Why are you asking him to testify about a
13        document he has never seen.
14        Q    Did you ever see paragraph 13 of
15   Document 1, the one where you were instructed and
16   directed --
17             MS. PARK:  With the exception he may
18        have seen it through counsel.  All your
19        questions should be with the exception of
20        anything he may have seen in consultation
21        with me.
22        A    So, which document do I have seen?
23        Q    The document that was a Settlement
24   Agreement, Exhibit 1.
0239
 1                            Lin
 2        A    So, I have answered that I have not seen
 3   it before.
 4        Q    You've not seen it before.  Okay, so
 5   let's take a quick look at it.  It stops American
 6   Express from talking about me.
 7             MR. LINDNER:  Objection to form.
 8        Q    So, did you remember reading paragraph
 9   13?
10             MS. PARK:  Objection to form.  Asked
11        and answered.
12        Q    Do you remember reading it?
13        A    Today?
14        Q    Today.
15        A    In front of you?
16        Q    Yes.
17        A    Yes.
18        Q    Do you recall that that was saying that
19   seven (sic) people, a certain number of people,
20   should not say anything to a Non-American Express
21   employee?
22             MR. LINDNER:  Objection to form.
23        Q    Do you understand that?
24        A    Yes.
0240
 1                            Lin
 2        Q    That would be a stipulation on American
 3   Express but there also were restrictions upon
 4   Peter Lindner, upon me, okay?  And I also could
 5   not talk about that agreement.  So, I am alleging
 6   in my suit that you violated the agreement,
 7   paragraph 13, and now the question is, did I beat
 8   you to the punch?  Did I violate the agreement
 9   before you violated the agreement?  Even if you
10   say you didn't violate it, you're saying:  In any
11   case did I violate the agreement?  Do you have any
12   facts that say that I violated the agreement?
13        A    I do not know.  I don't know your
14   statement so which one you violate.  I have not
15   seen agreement before today.
16        Q    Right.  So, you are not aware of any
17   violation by me of the agreement?
18        A    I do not know.
19        Q    You do now know.  That is what I mean by
20   not aware.
21             MS. PARK:  Objection.
22        Q    Maybe I violated it, maybe I didn't, but
23   I'm asking, are you aware of a violation by me?
24        A    I do not know.
0241
 1                            Lin
 2        Q    So you don't, correct?
 3             MS. PARK:  Asked and answered.  Move
 4        on.
 5        Q    He nodded his head.  I wish to have his
 6   answer on the record.
 7        A    I said, "I do not know."
 8             MR. LINDNER:  I'm sorry, I didn't hear
 9        what you said, Qing.
10             THE WITNESS:  I said it many times.
11             MR. LINDNER:  That's good.
12        Q    Now, it says, "The seventh affirmative
13   defense is the Complaint is barred, in part, by
14   the doctrine Res Judicata.  I don't even know if I
15   pronounced it right.  Do you know what this means?
16        A    Do I know what this means?
17        Q    At all?
18        A    No.
19        Q    No.  So, do you have any factual basis
20   for asserting it?
21             MS. PARK:  Objection to form.
22        Q    Do you have any factual basis for
23   saying -- For instance, in the prior question I
24   asked you, for instance, if you said:  I heard
0242
 1                            Lin
 2   Peter talking about this Settlement Agreement a
 3   year after it happened.  That would be a factual
 4   basis for saying that I violated the agreement.
 5   You know, if you heard such a conversation.  If
 6   somebody said:  Hey, do you see this number?  This
 7   is how much money Peter made from the Settlement
 8   Agreement, and that happened, you know, a month or
 9   two after the agreement.  That would be a prior
10   violation.
11             So, I'm asking on this one, without the
12   legal terminology, and I have a document which
13   explains what it is, but Res Judicata means it has
14   already been tried in court.  In other words, we
15   went to a court, this whole issue came up and it
16   was settled in court.  Does that make sense?
17        A    Not quite.
18        Q    If you go to court and you settle a
19   matter, you cannot go to a different court and
20   open up the same matter.  Once it's settled,
21   that's it.  Does that make sense?
22        A    I understand what you said, yes.
23        Q    That, as I understand it, is what Res
24   Judicata means, is that it's already been tried in
0243
 1                            Lin
 2   court.  So, do you feel, your own personal
 3   knowledge, have you gone through this whole
 4   process in court already?
 5             MS. PARK:  Objection to form.
 6        A    I don't understand what you say.  How
 7   this relate to 47, because I do not understand 47
 8   or what you just said.
 9        Q    Suppose this case is finished and you
10   win, or I win, or it is dismissed or whatever,
11   okay, and then five years from now I say:  You
12   know what Qing did in 2005, I'm going to bring it
13   up in the court.  The court would throw it out
14   because they would say, under the doctrine of Res
15   Judicata, it had already been tried in 2009, and
16   once it has been settled, that's it.  You know,
17   you can't keep going back with the same thing.
18   You understand that, right?
19             MS. PARK:  Objection to form.
20        A    What you said as it relates here.
21        Q    And you understand you are in court now.
22   So, I'm asking, have you been in court previously
23   on this issue?
24             MS. PARK:  Objection to form.
0244
 1                            Lin
 2        A    On what issue?
 3        Q    The alleged breach of the Settlement
 4   Agreement.  Have you been in court on this issue?
 5        A    On this particular case.
 6        Q    Yes, on Lindner versus American Express
 7   and Qing Lin, have you been in court before on
 8   that?
 9        A    No.
10        Q    So, my interpretation of what you just
11   said to no, means there is no fact in your
12   possession that would say that you have been in
13   court; correct?
14             MS. PARK:  Objection to form.  That
15        wasn't his testimony.
16        Q    What is your testimony, Qing?
17        A    So, you are asking me whether I have
18   been in a courthouse --
19        Q    Yes.
20        A    -- regarding to this particular case
21   which we are talking about --
22        Q    Exactly.
23        A    Right?  My answer is:  No, I have not
24   been in any courthouse for this particular case.
0245
 1                            Lin
 2        Q    And if you were, you would probably
 3   remember it, right?
 4        A    Yes.
 5             MR. LINDNER:  That's what I'm asking.
 6        I think it is 4:00 o'clock.  It's time for
 7        a break.
 8             MS. PARK:  I'll note for the record
 9        that Mr. Lindner has been initiating all
10        the breaks in this case.  We are prepared
11        to continue.
12             MR. LINDNER:  That is good.
13             THE WITNESS:  I don't need a break.
14             MR. LINDNER:  Well, actually, I do.
15        I'd like to say we are going to be off the
16        record.
17             MS. PARK:  Note for the record that I
18        object to any further breaks.  How long are
19        we breaking for, on the record?
20             MR. LINDNER:  I think we are already
21        off the record.  Are we off the record?
22             THE VIDEOGRAPHER:  No, not yet.
23             MS. PARK:  How long are we breaking?
24             MR. LINDNER:  It's seven minutes after
0246
 1                            Lin
 2        4:00 and we will start again at 4:15.
 3             THE VIDEOGRAPHER:  We are off the
 4        record.  This ends tape number 3.  We are
 5        off the record at 4:07.
 6                       (Recess taken.)
 7             Stand by:  This begins tape number 4
 8        in the deposition of Qing Lin.  We are on
 9        the record at 4:30.
10             MR. LINDNER:  Thank you very much,
11        Dmitry.  I want to talk a little bit -- I'd
12        like to cover some other topics.  Maybe we
13        have done it before but I hope you will
14        indulge me.
15        Q    Has Fisher Jordan ever been given a
16   contract by American Express, to your knowledge?
17        A    Yes.
18        Q    Do you know approximately when?
19        A    I do not know.  So, I know some
20   contracts.  I do not know all the contracts.
21        Q    I don't know any contracts.  Do you know
22   of any contracts?
23        A    Yes.
24        Q    Can you name which ones you do remember?
0247
 1                            Lin
 2        A    I can remember one, which happens in my
 3   organization, which is December of 2007.
 4        Q    Without revealing proprietary
 5   information, can you reveal roughly what the
 6   subject was about?
 7        A    The subject is about designing a system
 8   to review customer information.
 9        Q    What kind of customer information?
10   Again, without revealing proprietary information?
11        A    The business information of the
12   customer.
13        Q    In other words, for the commercial side
14   of the house as opposed to the --
15        A    The small business side of the house.
16        Q    For the small business side of the
17   house?
18        A    Yes.  And the customer behavior
19   information of our American Express product.
20        Q    Which product was that?
21        A    American Express products.
22        Q    Products, a whole bunch of them?
23        A    Yes.
24        Q    When you talk products you mean like the
0248
 1                            Lin
 2   Optima Card, the Gold Card, the Green Card, things
 3   like that; is that correct?
 4        A    Yes.
 5        Q    Is that the first contact that you can
 6   recall with Fisher Jordan?
 7             MS. PARK:  Objection to form.
 8        A    Sorry.
 9        Q    Do you recall an earlier contract?
10        A    From my organization?  With my
11   organization?
12        Q    Yes, for instance.
13        A    No.
14        Q    How about for a different organization
15   within American Express?
16        A    I do not know.
17        Q    So, that's the earliest one you recall?
18        A    Yes.
19        Q    Inside or outside your organization; is
20   that correct?
21        A    Yes.
22        Q    Now, do you have the ability, do you
23   have signing authority?  That's a term of art.  If
24   I say you have signing authority, do you feel you
0249
 1                            Lin
 2   can answer that question?
 3             MS. PARK:  Objection to form.
 4        A    I do not know what do you mean signing
 5   authority.
 6        Q    Let me clarify it.  Can you determine
 7   who gets a contract from American Express?
 8             MS. PARK:  Objection.  Asked and
 9        answered.
10             MR. LINDNER:  Noted.  Please answer.
11        A    If I get the contract meaning?
12        Q    Can you decide to give a contract to an
13   organization?
14             MS. PARK:  Objection.  Asked and
15        answered.
16        A    Can I restate the question to see if it
17   is consistent with your question?
18        Q    Sure?
19        A    Can I decide who to engage for some
20   American Express activity?  Is that what you mean?
21        Q    That's very well said, yes.
22        A    Yes.
23        Q    Okay.  Is that authority limited in any
24   way?
0250
 1                            Lin
 2        A    Yes.
 3        Q    Is there a number below which you have a
 4   lot of authority and above which you might have no
 5   authority?  In other words, how is the authority
 6   limited?
 7        A    The length and amount of dollar awarded
 8   for engagement is limited.
 9        Q    Can you inform me what those parameters
10   are?
11        A    I do not remember.
12        Q    Roughly?
13        A    Roughly, I think, below I would say
14   $25,000 -- $50,000 I can decide.  I have signing
15   power.  So, I can sign it.
16        Q    That's what I meant by signing
17   authority.
18        A    Yes, I can approve it.
19        Q    I should have said signing power.  And
20   the length?
21        A    Probably the dollar is more important.
22   So, I do not recall.
23        Q    But it's probably more like a one month
24   contractor or five month contract.  Would that be
0251
 1                            Lin
 2   within your signing authority?
 3        A    So, if someone is willing to work for
 4   five months for say, $1,000, I think, it would be
 5   fine.
 6        Q    Sometimes you get what you pay for.  But
 7   you are saying basically $50,000 to do a project
 8   or $25,000?
 9        A    I don't remember, because my practice is
10   always checked.  Management checks always the
11   policy.  So, I don't remember, off the top of my
12   head.
13        Q    Do you have a document that you use to
14   check on?
15        A    No, typically I called up Finance
16   Department to see because they facilitate the
17   documents.
18        Q    And they have a document that contains
19   it?
20        A    Yes.
21             MR. LINDNER:  And has that document
22        been produced, Ms. Park, that Qing is
23        referring to?
24             MS. PARK:  I don't know.
0252
 1                            Lin
 2             MR. LINDNER:  Well, Ms. Park, if any
 3        of the documents I asked for --
 4             MS. PARK:  Mr. Lindner, every document
 5        you have asked for, pursuant to Party
 6        Document Request, have been answered and
 7        all responsive documents have been
 8        provided.
 9             MR. LINDNER:  I appreciate that but I
10        didn't finish my sentence.  I'd appreciate
11        if you didn't cut me off.
12             MS. PARK:  I've a standing objection,
13        I'm not producing any more records, period.
14             MR. LINDNER:  I understand what you
15        said but let me finish, if I may.  If any
16        documents I asked for, and to which Mr. Lin
17        has made a reference have not been
18        produced, I'm making a demand that they
19        be --
20             MS. PARK:  And that's why you're not
21        getting anymore records.
22             MR. LINDNER:  Ms. Park, you just
23        cut --
24             MS. PARK:  Demand noted.
0253
 1                            Lin
 2             MR. LINDNER:  -- me off again.
 3             MS. PARK:  Demand noted.  Demand
 4        noted.  Demand noted.  Go on.
 5             MR. LINDNER:  I'm going to say it
 6        again, because I don't want to be cut off,
 7        if I may, and at one point I asked you
 8        whether you have a document and you said:
 9        Look it up yourself.  I'm not sure of the
10        exact words, so that is why I'm saying it
11        now.  And, please, don't interrupt me.  If
12        you want to interrupt me, wait until I'm
13        finished, then say, I would have
14        interrupted you and this is my objection.
15        What I'm saying is:  If any document I ask
16        for, and to which Qing has made a
17        reference, and they have not been produced,
18        I'm making a demand that they be produced.
19             THE VIDEOGRAPHER:  Demand noted.
20             MR. LINDNER:  Thank you very much.
21        Q    Now, if there are larger contracts can
22   you approve them, over 50,000?
23        A    It requires higher management approval.
24   I don't remember the threshold.
0254
 1                            Lin
 2        Q    Threshold, t-h-r-e-s-h-o-l-d.  So, you
 3   would sign a larger contract but it needs
 4   additional signatures too.  Is that your
 5   understanding?
 6        A    It needs additional signature from
 7   higher level and from Finance Department.
 8        Q    And from the Finance Department?
 9        A    Yes.
10        Q    But you could be the one who initiated
11   or it could be your project, right?  Or would it
12   now be the other person's project or the Finance
13   Department?  How does that work?
14        A    It is based on business needs.  I can
15   propose an engagement and it's beyond my approval
16   limit.
17        Q    Yes?
18        A    My supervisor has to agree and decide
19   on.
20        Q    Alright.  And if, let's say, it is that
21   larger amount and he agrees with it, is it your
22   project or is it his project?
23        A    It is American Express Project.  I do
24   not know if it is my project or his project.  So,
0255
 1                            Lin
 2   I do not understand your question.
 3        Q    Well, if somebody said what projects
 4   have you --
 5        A    It's the nature of the business.  So, it
 6   depends on --
 7        Q    You both can claim credit for it, I
 8   guess?
 9        A    I do not know what do you mean, claim
10   credit.  It is the nature of business.  It's a
11   business activity.  Specific scope of the project.
12   So, I do not understand what you mean, if it's my
13   project or my boss's project.
14        Q    Let me try to narrow it down.  Did you
15   have signing power in 2005 and 2006?
16        A    Yes.
17        Q    Do you have an approximate range for
18   what dollar amount you had back then?
19        A    I do not remember specific.  It would be
20   the same.
21        Q    Roughly the same?
22        A    Yes.
23             MR. LINDNER:  Thank you very much.  I
24        appreciate that you gave an approximate
0256
 1                            Lin
 2        answer.
 3        Q    Now, do you also have the authority to
 4   delay a project?
 5        A    That is a business decision.
 6        Q    Yes.
 7        A    Not necessarily made by me.  It could be
 8   made by people in my team.  It could be made by
 9   me.  It could be made by my supervisors.
10        Q    Okay.  So, you do have the authority to
11   delay it but so does that people on the teams
12   under you and do some of the people over you?
13        A    Yes.
14        Q    So, are you saying that anyone of them
15   can delay it --
16        A    It is a business decision we typically
17   make together.
18        Q    A collective decision?
19        A    Yes.
20        Q    So, if a person says:  I wish to delay
21   it, who makes the decision then whether it gets
22   delayed or not?
23             MS. PARK:  Objection to form.
24        A    I do not know.  What do you mean "Who
0257
 1                            Lin
 2   makes decision?"
 3        Q    Can you, for instance, delay a project?
 4             MS. PARK:  Objection.  Asked and
 5        answered.
 6        A    Yes, it was business rationale.  So,
 7   give me a more specific question because you are
 8   asking me a hypothetical situation.  I do not know
 9   the context.  So, I have to give you a general
10   answer.
11        Q    Well, has Fisher Jordan -- You said
12   Fisher Jordan had a contract with you in
13   December 2007, correct?
14        A    It had engagement doing some project
15   with me starting December 2007.
16        Q    Starting December 2007?
17        A    Yes.
18        Q    Prior to that, as best you can recall,
19   you didn't have any contracts with them, right?
20   By engagements you mean contracts, right?
21        A    Me, meaning Qing Lin, or me meaning
22   what?  I know your --
23        Q    Whatever group that you are the head of.
24   You are the senior VP and chief credit -- of Open,
0258
 1                            Lin
 2   but were you that in 2005?
 3        A    No.
 4        Q    What was your title in 2005?
 5        A    Senior Vice-President, Chief Credit
 6   Officer, Institutional Risk Management.
 7        Q    That's another thing I didn't get.
 8   Senior VP and Chief Credit Risk --
 9        A    No, Chief Credit Officer.
10        Q    Chief Credit Officer --
11        A    Institutional Risk.
12        Q    Wow.  Institutional Risk.  And that was
13   in 2005?
14        A    That's in 2005, yes.
15        Q    So, do you know if Fisher Jordan had any
16   projects or engagements in 2005 with American
17   Express?
18        A    I do not know.
19        Q    Do you know if they proposed any
20   projects in 2005?
21        A    I do not know.
22        Q    Do you have an office or Contract
23   Department or Legal Department or a Finance
24   Department that keeps track of projects by
0259
 1                            Lin
 2   vendors?
 3        A    I think so, yes.
 4        Q    Yes.  And would they have a list of only
 5   completed projects or also initiated or proposed
 6   projects?
 7             MS. PARK:  Objection to form.
 8        A    I'm not familiar with what is keep
 9   track.  Meaning, it is not my responsibility.  So,
10   I do not know how they track.
11        Q    But do you ever report to them?  Do you
12   ever tell them the project is over, the project
13   has began or I assigned it, or anything like that?
14        A    If I involve the Finance Department?
15        Q    Yes?
16        A    The paperwork goes through them and the
17   department's -- I think it is Global Procurement
18   and they probably have the records.
19        Q    So, one of the Finance Departments or
20   one of their allies, one of their people in their
21   American Express chain will have a document on
22   contracts?
23             MS. PARK:  Objection to form.
24        Q    As best you know?
0260
 1                            Lin
 2        A    So, you are asking whether American
 3   Express, as a company, has the documents, have all
 4   records of which consults be engaged?
 5        Q    Yes, that's what I'm asking?
 6        A    I believe so.
 7             MR. LINDNER:  I appreciate that you
 8        restated it.  I'd like to know if that
 9        particular document, relating to Fisher
10        Jordan contracts, have been produced,
11        Ms. Park?
12             MS. PARK:  No.
13             MR. LINDNER:  It has not.  I'd like to
14        make a demand that they be produced.
15             MS. PARK:  Demand all you want.  You
16        are not getting any more records.
17             MR. LINDNER:  Although I am a little
18        mystified how I could have known it prior
19        to deposing Qing.  In fact, I think,
20        Ms. Park, you asked me some questions and
21        --
22             MS. PARK:  Move on.
23             MR. LINDNER:  -- I went and got the
24        documents for you.  Do you recall that?
0261
 1                            Lin
 2             MS. PARK:  You were ordered by the
 3        judge to produce records and those were the
 4        only records you produced.  Move on.
 5             MR. LINDNER:  I believe I produced
 6        them voluntarily.
 7             MS. PARK:  Move on.
 8             MR. LINDNER:  Ms. Park, I'd appreciate
 9        it if you would stop saying, "Move on."
10        Q    So, we have established that there is a
11   set of documents somewhere in American Express
12   that would talk about all the vendors and have the
13   projects, at least for money being spent.
14             MS. PARK:  Objection to form.  That
15        mischaracterizes his testimony.
16        A    I don't quite understand your statement.
17        Q    Well, suppose you have a project that
18   cost $25,000.00 and you approve it, would there be
19   a document that would say, Qing Lin approved such
20   and such a project on such and such a date that
21   cost such and such amount and this is what it
22   does.  This it the title of the project?
23        A    I would think so.
24             MR. LINDNER:  That's what I was asking
0262
 1                            Lin
 2        you and that's the type of document that I
 3        wanted to have that list.  Thank you very
 4        much.
 5        Q    Now, if a project is going on and you
 6   feel that you wish to cancel it, you have the
 7   authority to cancel projects?
 8        A    So, I do not know because I have not
 9   done it before.  Contracts involve both sides.
10   So, I don't know whether I can single handily
11   cancel a project or not.  So, I have not done it
12   before, so I do not know.
13             MR. LINDNER:  You don't have to know.
14        I accept that, that's fine.
15        Q    We have established you can award
16   contracts.  We established you have the signing
17   power, right?
18             MS. PARK:  Objection to form.
19        Q    You have the signing power to approve
20   contracts, correct?
21        A    I can approve.
22        Q    You can approve.  Thank you.  There are
23   probably other projects, I'm going to ask you,
24   that you can only recommend.  Are there such
0263
 1                            Lin
 2   projects?
 3             MS. PARK:  Objection to form.
 4        A    Restate your question.  I don't quite
 5   fully understand.
 6        Q    You have projects where, instead of
 7   signing for it or having the signing power, that
 8   you can recommend that a project go forward and
 9   that's it.  You can recommend it but you can't
10   sign for it?
11        A    Yes.
12        Q    Thank you.  And, if you recommend it,
13   who would then sign for it?
14        A    So, if it is related to my
15   responsibility --
16        Q    Yes?
17        A    -- my supervisor has to sign it, Finance
18   Department has to sign it.
19        Q    And your supervisor is?
20             MS. PARK:  During what period?
21             MR. LINDNER:  Qing said that his
22        supervisor -- So, I'll let him answer what
23        he said.
24        A    Is meaning now?
0264
 1                            Lin
 2        Q    Yes.
 3        A    Ash Gupta.
 4        Q    How about in 2005, who was your
 5   supervisor then?
 6        A    Ash Gupta.
 7        Q    If Ash Gupta was then and Ash Gupta is
 8   now, did you have a different supervisor in
 9   between?
10        A    No.
11             MR. LINDNER:  So, I think it's fair to
12        say that we just went a long way for
13        nothing, that when I asked if your
14        supervisor would sign it and then Ms. Park
15        said, "Well, it depends what time frame."
16        So, we established now it would be Ash, and
17        2005 it would Ash, and in between it would
18        Ash.  That's a span of four years.  I just
19        wanted to get that.
20        Q    When you make a recommendation, is it
21   verbal or is it in writing?
22             MS. PARK:  Objection to form.
23        A    It could be either.
24        Q    It could be either.  Thank you.  So,
0265
 1                            Lin
 2   have you ever done a recommendation in writing?
 3        A    I do not remember.
 4        Q    Have you ever made a recommendation
 5   verbally?
 6        A    Yes.
 7        Q    Have you ever delayed something in
 8   writing?
 9        A    Delay -- what is something?
10        Q    Well, a project, an engagement?
11        A    Of a consultant?
12        Q    Yes.
13        A    I don't think so.  I don't remember.  I
14   don't think so.
15        Q    Have you ever delayed a project of a
16   consultant verbally?
17        A    To answer your question, I don't think
18   so.  The project could be delayed because Finance
19   don't have the money or it could be anything.  Do
20   I propose the delay?  I do not remember I propose
21   any delays.
22        Q    Maybe you are on vacation, or maybe one
23   of your people were out, or maybe there's some big
24   thing that happened all of a sudden.  So, you'd
0266
 1                            Lin
 2   say, I'd like to delay this by a day, by a week,
 3   or month, or something?  Have you ever done that?
 4   Have you ever changed the date of a project?
 5             MS. PARK:  Objection to form.  Asked
 6        and answered.  He said he doesn't remember
 7        having proposed any delay.
 8        A    So, Peter --
 9        Q    Yes.
10        A    Project start is not a firm start,
11   January 1st, that's the date.
12        Q    Correct.
13        A    There could be agreements, there could
14   be preparation period, and the starting date is
15   not clear cut.  I could not answer the question
16   and say whether a delay is a day or two or
17   something.  I do not remember ever saying:  Delay
18   this project for six months, not doing it.
19        Q    But can you recall -- I believe that.
20   But can you recall, let's say, delaying it by a
21   day or two.  Saying:  Hey, instead of starting
22   Wednesday, we'll start on Thursday or --
23        A    I don't remember.  It could happen.
24        Q    It could happen.
0267
 1                            Lin
 2        A    I don't remember.
 3        Q    But would you have any documents that
 4   indicate that, that would refresh your memory?
 5        A    So, are you asking, to decide to delay a
 6   project for one day or two, do I have a document I
 7   have to recall that?  The answer is no.
 8        Q    So, you are saying you don't recall
 9   that, or you don't have such a document, or you
10   can't recall if you have such a document?
11        A    I thought your question is, to delay a
12   project by a day or two --
13        Q    Yes?
14        A    -- do I need a document or not?  My
15   answer is, not --
16        Q    But would you, for instance, send out an
17   e-mail that says:  We were going to have the
18   meeting at such and such a date but instead we
19   will have it on Monday?  You've never done that?
20        A    That could happen.  My associate in my
21   office arrange meetings based on my schedule.  So,
22   I don't micro manage that at work.
23        Q    So, would you just have them review --
24        A    Rescheduling meetings happen every other
0268
 1                            Lin
 2   day.
 3        Q    I believe it.
 4        A    So, you are asking me -- At that level,
 5   I just do not know.
 6        Q    So, how many assistants do you have?
 7        A    How many --
 8        Q    Assistants.
 9        A    Okay, assistants.
10        Q    Didn't you say you had an assistant who
11   would arrange a schedule, you know, micro-manage?
12        A    Yep.
13        Q    So, how many --
14        A    One.
15        Q    What is that person's name?
16        A    Tessa.
17        Q    How do you spell that?
18        A    T-e-s-s-a.
19        Q    What is her last name?
20        A    Alert, A-l-e-r-t.
21        Q    A-l-e-r-t.  What is her telephone
22   number?  Do you know offhand?
23        A    I'm sorry?  What's my number or --
24             MS. PARK:  I'm directing you not to
0269
 1                            Lin
 2        provide that.  I'm not giving you her
 3        telephone number.  Put it in a formal
 4        request.
 5             MR. LINDNER:  We will note again that
 6        Ms. Park refused to give an answer but she
 7        is asking that I ask the judge for it.  You
 8        mean a request to you or a request to the
 9        judge?
10             MS. PARK:  Make a request to me and I
11        will put a formal objection and denial of
12        your request.
13             MR. LINDNER:  Well, then you mean
14        request it to the judge because you are
15        saying already that you are going to deny
16        it, right.
17             MS. PARK:  Sure.
18        Q    How long has Tessa worked for you?
19        A    10 -- 11 years.
20        Q    So, she worked with you during the 2005
21   period, during the year of 2005, correct?
22        A    Yes.
23        Q    And she would set up appointments for
24   you, right?
0270
 1                            Lin
 2        A    Yes.
 3        Q    So, Lotus Notes has a calendar, if I
 4   recall it?  Is that right?
 5        A    Yes.
 6        Q    And you can schedule meetings on that
 7   calendar, correct?
 8        A    Yes.
 9        Q    Now, if a meeting is scheduled, is that
10   something you would do or you would delegate that
11   to Tessa?
12        A    I would delegate it to Tessa.
13        Q    So, if somebody wanted to see you, would
14   they just go up to see you or would they go to
15   Tessa to schedule a time?  How does it work?
16        A    Both ways.
17        Q    Both ways.  When Fisher Jordan, when
18   Boaz talked to you in 2005 about me, do you recall
19   if he scheduled a meeting or whether he just came
20   up to you?
21             MS. PARK:  Objection to form.
22        Mischaracterizing his testimony.
23        A    I don't know.
24        Q    Do you remember meeting with Boaz?
0271
 1                            Lin
 2        A    During 2005?
 3        Q    Yes.
 4        A    Yes.
 5        Q    Before the lunch break you said that you
 6   gave him "Any information?"
 7        A    About you?
 8        Q    Yes.
 9        A    Yes.
10        Q    Do you recall at that day whether that
11   was a meeting scheduled through Tessa or whether
12   it was just a spontaneous thing where he just
13   showed up, or called you, or something like that?
14             MS. PARK:  Objection.
15        Mischaracterizing his testimony.
16        Q    How would you characterize it, Qing?
17        A    I'm not sure.  I don't know.  Ask your
18   question again.
19        Q    How did Boaz come to meet you?
20             MS. PARK:  Objection to form.  No
21        testimony that he met with Boaz.
22        Q    Did you meet with Boaz?
23        A    Yes.
24        Q    How did he meet you?
0272
 1                            Lin
 2        A    We had lunch together.
 3        Q    And do you remember where that was?
 4        A    I do not remember.
 5        Q    That's okay.  It's four years ago.
 6        A    Do you want --
 7        Q    And you were going to say:  Do I want --
 8        A    No, ask your question.
 9        Q    So, lunch would be the type of thing
10   that Tessa would schedule, correct?
11        A    Sometimes she does.  Sometimes it's just
12   sometimes we bump into each other and say, "Hey,
13   let's go to lunch."
14        Q    Would it refresh your memory if you were
15   to look at Tessa's schedule for that day to see if
16   indeed Boaz and you met and she would put down,
17   Having lunch?
18        A    I do not remember which date.
19             MR. LINDNER:  I think I would like to
20        request the schedule that Tessa keeps to
21        see if indeed there is an entry of having
22        lunch with Boaz sometime in 2005.
23             MS. PARK:  I'll state for the record
24        that there is no document and Mr. Lin's
0273
 1                            Lin
 2        schedule was already checked.
 3             MR. LINDNER:  Can you tell me who
 4        checked it, Ms. Park?
 5             MS. PARK:  No.
 6        Q    Qing, did you check your records to see
 7   if you met with Boaz on that day?
 8             MS. PARK:  On what date?
 9        Q    In 2005?
10        A    What records?
11        Q    The Lotus Notes Calendar.  You have
12   access to it, right?  It's not just her having
13   access.  You both have access to that record,
14   correct?
15        A    Yes.
16        Q    And she can schedule you or not
17   schedule, correct?
18        A    Yes.
19        Q    And you can, yourself, change it if you
20   wish?  Do you ever change things or you are really
21   a hands-off manager and you never touch your
22   schedule?
23        A    Sometimes I do.
24        Q    Sometimes you do?
0274
 1                            Lin
 2        A    Yes.
 3        Q    So, you could have put an entry there or
 4   she could have?  You could have put it there or
 5   removed but, I'm asking you in particular, did you
 6   check to see whether you met Boaz and whether it
 7   was recorded on the calendar?  Did you check your
 8   calendar, your Lotus Notes Calendar, to see if you
 9   met with him in 2005 for lunch?
10        A    Do I check now?  Did I check it in 2005?
11   Do --
12        Q    Yes.  Since January of 2005, now it is
13   January of 2009.  During that time have you ever
14   looked at the calendar to find out if you had a
15   meeting with Boaz?
16        A    I do not remember.
17        Q    Ms. Park asserts that the calendar has
18   been checked.  So, do you know who could have
19   checked it?
20        A    I do not know.
21        Q    If I told you one of the lawyers checked
22   it, would you be surprised?
23        A    It could happen.  It's company data.
24   Company information.
0275
 1                            Lin
 2        Q    So, it's not your personal --
 3        A    It's not my personal information.
 4             MR. LINDNER:  I understand.  I'd like
 5        to put in a request, I'd like to know which
 6        group did the checking of Qing Lin's
 7        calendar and whether that was a data
 8        security team, a legal team, or Tessa.
 9        Qing Lin just stated it wasn't him.
10        Q    Now, when Fisher Jordan had a project in
11   2007, do you know if you made a recommendation for
12   that project or you approved the project?
13        A    I approved the project.
14        Q    Thank you.  And to your knowledge, and
15   we could check this, that was the first project
16   that you approved, and maybe even the first
17   project that Fisher Jordan had with American
18   Express?  Is that the best of your knowledge?
19             MS. PARK:  Objection to form.  What
20        are you asking him?  You've got three
21        different questions.
22        Q    Is it to the best of your knowledge that
23   this December 2007 project of Fisher Jordan was,
24   to the best of your knowledge, the first project
0276
 1                            Lin
 2   that Fisher Jordan had with Amex?
 3        A    I do not know.
 4        Q    Did you meet frequently with Boaz?
 5        A    What do you mean frequently?
 6        Q    How often did you meet with Boaz in
 7   2005?
 8        A    Three or four times.
 9        Q    In the year?
10        A    In the year.
11        Q    So that's not too often.  And one of
12   those times was when he talked about me, correct?
13             MS. PARK:  Objection to form.  That
14        wasn't his testimony.
15             MR. LINDNER:  Well, I'll have to check
16        what his testimony is, but I don't want to
17        have to go back and waste time to have the
18        court reporter find out exactly what he
19        said.  So, maybe you can tell us --
20        Q    You met three or four times with Boaz in
21   2005, correct?
22        A    Yes.  I don't recall exact time.
23        Q    But are there ways to find out?
24        A    Including hallway, kind of saw each
0277
 1                            Lin
 2   other, say, "Hi?"
 3        Q    Yes?
 4        A    I do not know.
 5        Q    Well, for instance -- I have a question:
 6   Do you wear badges at American Express?
 7        A    Yes.
 8        Q    Do you get in through the doors by using
 9   the badges?
10        A    Yes.
11        Q    Now, some places other people can hold
12   open the door for you and it will not be recorded
13   whether you went through that door or not, but
14   some places it will be recorded.  Do you happen to
15   know what type of system American Express has with
16   regard to the badges?
17        A    I have to use the badge to enter the
18   building.
19        Q    Right, to enter to building.  But how
20   about to get to a particular floor.
21        A    I have to use the badge to open the door
22   on the floor.
23        Q    So, when you get out of the elevator you
24   are locked in, unless you use your badge to get --
0278
 1                            Lin
 2        A    Clarify which time frame?
 3        Q    2005?
 4        A    Yes.
 5        Q    To get into your office, do you need
 6   your badge?
 7        A    No.
 8        Q    Does it have a lock on it?
 9        A    Yes.
10        Q    If you were going with another person,
11   would both of you have to use your badges or only
12   one of you need to use the badge?
13             MS. PARK:  Objection to form.
14        A    So --
15        Q    If you are going with a visitor, does
16   the visitor have a badge that they would -- For
17   instance, there is a turn-style at American
18   Express, isn't there?
19        A    Yes.
20        Q    Can two people go through that
21   turn-style at the same time?
22        A    No.
23        Q    Can you go through the turn-style
24   without a badge?
0279
 1                            Lin
 2        A    Yes.
 3        Q    So, anybody could leave without a badge,
 4   right?
 5        A    No.
 6        Q    I thought that you said, "yes," and then
 7   "no."  So, which is it?  In other words, suppose
 8   somebody had a badge and then lost it and now they
 9   wish to leave through the turn-style, would they
10   be able to do it without the badge?
11        A    Yes.
12        Q    Okay.  Some places you can't, you have
13   to get the guard to let you through.
14        A    Yes, that's what I'm saying.  Can
15   someone do that?  My answer is, yes.
16        Q    That would be using the guard to
17   override the system?
18        A    Yes.
19        Q    So, you cannot leave without either
20   using your badge or having the guard person let
21   you out, correct?
22        A    Yes.
23        Q    So, in a similar way, can one get onto
24   the floor, on your floor, without a badge?
0280
 1                            Lin
 2        A    Yes.
 3        Q    One can?
 4        A    One can.
 5        Q    Because somebody could hold open the
 6   door --
 7        A    In the rush hour people come to work,
 8   someone hold the door, five, six people can get
 9   in.
10        Q    I understand.  Thank you very much.  And
11   there would be no record of it?
12        A    No.
13             MR. LINDNER:  Thank you.  They are
14        working on systems where there would be a
15        record.  Anyhow, that's on the side.
16        Q    So, now I'd like to go to the question
17   of when you -- Back in 1990 you applied to America
18   Express.  You stated that you have documents, like
19   a resume, that you probably gave to somebody that
20   is somewhere in American Express, or at least it
21   was in 1990, whether it is there today -- Do you
22   know if they keep documents like that for 19
23   years?
24        A    I do not know.
0281
 1                            Lin
 2        Q    Would it be fair to say that, if they
 3   kept it, it would be called your personnel folder?
 4        A    I do not know what is personnel folder.
 5        Q    You have a bunch of people working for
 6   you who are direct reports; correct?
 7        A    Yes.
 8        Q    Do you keep a folder on how they are
 9   doing?  Do you keep all their information in one
10   folder or is it spread out over several different
11   locations?
12        A    I do not keep a folder.
13        Q    Does anyone keep a folder?
14        A    I do not know in what form.  Human
15   Resource has records.
16        Q    Human Resource records?
17        A    Yes.
18        Q    The question is:  When you said, By what
19   form, can you explain what that means?
20             MS. PARK:  Objection to form.
21        A    I do know what Human Resource has.  So,
22   I don't personally keep documents of people --
23   what you call personnel file.
24        Q    But in some manifestation you are
0282
 1                            Lin
 2   saying, for instance, it could be electronic, it
 3   could be paper.  I mean a hundred years ago they
 4   had personnel files and they would say:  Here is
 5   when you were hired; here's how you did this year;
 6   here's what your salary is.  That would all be in
 7   one document.  Now, your finance information might
 8   be one place, your photo might be in another place
 9   but you are saying you do not know what form it
10   is?
11        A    I do not know what form and where it is.
12        Q    And where it is physically located?
13        A    I do not know.
14        Q    So, do they use the term personnel file
15   or personnel folder at American Express to talk
16   about the collection of data that they have on
17   themselves?
18        A    People use different terms.  I just want
19   to understand, when you say personnel file, what
20   do you mean?  People could call it personnel file.
21   I do not know.
22        Q    People at Amex?
23        A    People use different --
24        Q    What term do they use at Amex.
0283
 1                            Lin
 2        A    Your employment history.  I do not know.
 3   It depends on the context.
 4        Q    Employment history, that would have --
 5   For instance, does (sic) every year you get a
 6   review?
 7        A    Yes.
 8        Q    And where would they put that review?
 9        A    Human Resources have it.
10        Q    And chances are that's what people are
11   talking about when they talk about our personnel
12   file, personnel folder?
13             MS. PARK:  Objection to form.  He
14        testified he doesn't know what it is
15        called.
16        A    I do not know what --
17             MR. LINDNER:  Ms. Park, you don't have
18        to feed him the answers.
19             MS. PARK:  I'm not.
20             MR. LINDNER:  I think, if he doesn't
21        know, he can say that and I accept it.
22        A    Let me state it, I do not know in which
23   form how Human Resource keep record of employees.
24        Q    But you do know -- What do you know
0284
 1                            Lin
 2   about the records?  They keep records?
 3        A    They keep some records, yes. I do not
 4   know what they keep or how they keep it.
 5        Q    Do you know, for instance, if they keep
 6   records on you or above a certain level they do
 7   not keep records?
 8        A    What do you mean, "keep records?"  Of
 9   course they know me as employee.  They know my
10   title.  They know what my responsibilities is,
11   yes.
12        Q    Just like they would know, Tessa Alert.
13   They would know her title, her responsibilities?
14        A    Yes.
15             MR. LINDNER:  Do we have the personnel
16        file for Qing Lin, Ms. Park?
17             MS. PARK:  I'm not answering that.
18        You have asked for that record and the
19        courts repeatedly denied that request.  We
20        are not revisiting that issue.  Move on.
21             MR. LINDNER:  They have denied it.
22        But this time Qing was observing they do
23        have it in some format, maybe not the
24        format that I requested it.
0285
 1                            Lin
 2             MS. PARK:  So what.  You are not
 3        getting any of his personnel records,
 4        period.  Move on.
 5             MR. LINDNER:  I'm requesting it.
 6             MS. PARK:  Request all you want.
 7             MR. LINDNER:  Please note that I'm
 8        requesting it.  Requesting for a document
 9        that had not been produced but I'm making
10        the demand that they be produced and that
11        Qing has made a reference to it.
12        Q    I was an employee of American Express
13   too and I probably have a folder there too.  Would
14   you say that?
15        A    I do not know.
16        Q    Would it be unusual if I didn't have a
17   folder?
18        A    I do not know.
19        Q    So, you feel that there might be a whole
20   class of people at American Express who have no
21   personnel folders, but you are not one of them
22   cause you feel that you have a folder, and Tessa
23   has a folder, but there is this a large class of
24   people or a small class of people that do not have
0286
 1                            Lin
 2   folders?
 3             MS. PARK:  Objection to form.
 4        Argumentative, and he just said he doesn't
 5        know.
 6             MR. LINDNER:  We are finding the
 7        answers.
 8        A    So, I do not know a folder.  You
 9   mentioned specifically a folder.  So, I do not
10   know.
11        Q    When I say, "Folder," I mean it
12   figuratively.  Just like when you say, "A book."
13   When you say, "I'm reading a book,."  It doesn't
14   have to be a book on a piece of paper.  It could
15   be on a document, or an electronic device from
16   Sony, and it could be on the internet, but it is
17   still a book.  I'm not trying to say it's
18   manifestation is on paper or that it is a file
19   folder, or that it's a folder in the Windows
20   Directory.
21        A    So, Peter, you are asking me about
22   American Express Human Resource Record Keeping
23   Practice.
24        Q    Right?
0287
 1                            Lin
 2        A    I have been telling you, I do not know
 3   their practice.
 4        Q    Well, you don't know the details but do
 5   you know whether everybody has information stored
 6   at American Express?
 7        A    What do you mean, "Everybody has
 8   information stored?"
 9        Q    Every other 70,000 employees?
10        A    So, American Express must have some
11   record about every one of their employees.
12        Q    That's what I'm saying?
13        A    Yes.
14        Q    For instance, tax information, right?
15        A    Yes.
16        Q    Whether they are a citizen, or an
17   illegal alien, they would keep that information
18   because the government requires it, right?
19        A    So, first, I don't know if American
20   Express can employ illegal aliens.
21        Q    That's just my point because they
22   request documents from the person and those
23   documents prove that they are a citizen or they
24   have a Green Card; right?
0288
 1                            Lin
 2        A    That's HR process.
 3        Q    That's part of the HR process but if you
 4   have interviewed people, where you have asked
 5   them, Are you a legal resident of the United
 6   States or do you have the ability to work here or
 7   do have you a Social Security Card?  You have
 8   asked questions like that?  Have you ever?
 9        A    I might have.
10        Q    That's what I mean.  So, I'm saying,
11   chances are it happens with everybody and I am in
12   that group too?
13             MS. PARK:  Objection to form.
14        A    So, I don't know what your question is.
15   You are asking me some practice HR has.  So, I
16   tell you I do not know.  I don't know how to
17   answer your question anymore.
18        Q    You could answer that, chances are,
19   everybody has a record or you could say, No.  We
20   have a whole bunch of people we don't have records
21   for or could you say, We keep records but then we
22   destroy them all after so many years.  I don't
23   know.
24        A    I have no knowledge on that aspect.
0289
 1                            Lin
 2        Q    But you do have a knowledge that, as an
 3   employee, you would have a record, correct?
 4        A    Yes.
 5        Q    And that's what I was asking, because I
 6   was an employee for eight or nine years, or
 7   whatever the number was, and so I would have
 8   records, and whether they destroyed it or kept it.
 9   We don't know.
10             MS. PARK:  You need to speak up.
11        A    I do not know. Sorry.
12             MR. LINDNER:  I'm losing my voice too.
13        Q    When were you instructed and directed by
14   American Express not to reveal, "Any information,"
15   who instructed and directed you?
16        A    Ash Gupta.
17        Q    As you recall Ash Gupta was the person
18   listed ahead of you on the last of seven people on
19   paragraph 13.  So, who would have instructed and
20   directed Ash Gupta?
21        A    I do not know.
22        Q    Do you know if you had to sign something
23   when you were instructed and directed?
24        A    I did not signing.  I do not remember I
0290
 1                            Lin
 2   anything.
 3        Q    But you do recall Ash Gupta telling you
 4   that, having that conversation?
 5        A    Yes.
 6             MR. LINDNER:  Okay. thank you.  Well.
 7        I would like to find out who instructed Ash
 8        Gupta, whether he instructed himself.  So,
 9        Qing, made reference to not knowing it and
10        I think if there were document, I'm making
11        again a demand for a document that would
12        list who instructed whom.  Thank you, Ms.
13        Park.
14        Q    It would also be interesting to ask you
15   this question:  When you looked at Document 1,
16   which was the Settlement Agreement, do you recall
17   any of the people who signed it before you looked
18   at it?
19             MS. PARK:  Objection to form.  He said
20        he never seen the document.  How can he
21        something he has never seen.
22        Q    He say it a little earlier today.  I'm
23   asking, without looking at it right now, do you
24   recall any of the names and other signatures it?
0291
 1                            Lin
 2        A    No.
 3        Q    Go to the end of the document, please.
 4        A    Last page?
 5        Q    Next to last page, thereabouts.  I'm not
 6   exactly.  Do you see their signatures?
 7                       (Witness perusing)
 8        A    Yes.
 9        Q    Can you recognize any of the names?
10        A    Yes.
11        Q    Can you tell me which names you
12   recognize?
13        A    Ash Gupta, Richard Tambor, Peter
14   Lindner.
15        Q    Okay.  So, Ash Gupta not only signed
16   that document and was supposed to be instructed
17   and directed, but he also carried out part of that
18   document by instructing and direction you, Qing
19   Lin; right.
20             MS. PARK:  Objection to form.
21             MR. LINDNER:  I don't understand your
22        objection.
23             MS. PARK:  You are characterizing a
24        document a document that Mr. Lin has
0292
 1                            Lin
 2        testified he has never even reviewed before
 3        and you are also assuming facts that
 4        haven't been testified to.
 5             MR. LINDNER:  Which fact?
 6             MS. PARK:  The fact that you recited
 7        prior to asking Mr. Lin the question.
 8        Q    Well, I asked him if he recognized the
 9   signature and you do; right?
10        A    I recognize the printed name.
11        Q    How about the signature, have you ever
12   seen Ash Gupta's signature?
13        A    I have seen Ash's signature, yes.
14        Q    Can you read what that signature says?
15        A    I can I see it is a signature.  I'm not
16   expert to compare to signature what is real or
17   what.
18        Q    Can you read that signature?  Can you
19   read my signature?
20        A    No.
21        Q    My signature is on the bottom line;
22   right?
23        A    I cannot not read the letters.
24        Q    Can you put on your glasses, please?
0293
 1                            Lin
 2        A    I can see.  I'm farsighted.
 3        Q    Those are reading glasses, are they not?
 4        A    Reading glasses, yes.
 5        Q    Okay, so, I'd like you to read with your
 6   reading glasses.  Do you see where it says; Peter
 7   Lindner?
 8        A    I see plaintiff, Peter Lindner, yes.
 9        Q    Do you see that signature?
10        A    I see that signature, yes.
11        Q    Does it say Peter Lindner?
12        A    Now, if you ask whether it say; Peter
13   Lindner, I know it's Peter Lindner.  It looks like
14   P. I don't know if it is P, or Q or D.
15        Q    Right.  So, what is the next letter?
16        A    I don't know, I.
17        Q    It could be.  Then the letter after
18   that?
19        A    R or P or W, going the other way.
20        Q    Okay, but wait, there is no W in
21   Lindner.
22        A    No, in the middle.
23             MS. PARK:  You asked him to read the
24        handwriting.  He's you telling what the
0294
 1                            Lin
 2        letters look like.
 3             MR. LINDNER:  That's what I'm asking
 4        him.
 5        Q    So, you can read what there is a W in
 6   the middle of my name and my name happens to be
 7   Peter W. Lindner.  I signed it -- How did I sign?
 8        A    I don't know.
 9        Q    I signed it Peter W Lindner but I also
10   signed it a second time as Peter Lindner.  Do you
11   see that?  Do you see the two signatures?
12        A    Yes, I see -- the one above this one
13   (Indicating)?
14        Q    Yes.
15        A    Yes.
16        Q    So that is just in case anybody doubts
17   my signature I have it both ways.  Now, if you
18   look at Ash Gupta, look at his signature.  Do you
19   notice anything unusual about it?  Can you read
20   the first letter of it.
21        A    Yes.
22        Q    So, read the letters until you can't
23   read any further?
24        A    A-s-h then the remainder I do know.
0295
 1                            Lin
 2        Q    If you can read the last name, you'd be
 3   a better man than I am.  I can't figure that out
 4   at all but I would submit that Ash is actually his
 5   nickname.  Do you know what Ash's full name is?
 6        A    Yes.
 7        Q    What is it?
 8        A    Ashwini.
 9        Q    Look at that signature, could it
10   possibly be Ashwini?  Can you spell it please?
11        A    A-s-h-w-i-n-i.
12        Q    Does that look like that might be
13   Ashwini?
14        A    It could be.
15        Q    Could be?
16        A    Yes.
17        Q    So, what I'm saying is here that Ash
18   Gupta signed the document.  I signed the document.
19   Okay, but I also pointed out earlier that the
20   document also included that, and that was on the
21   first page where it said Settlement Agreement and
22   release, general release, that it was against
23   American Express Corporation, Richard Tambor and
24   Ash Gupta; do you recall that?
0296
 1                            Lin
 2        A    Yes.
 3        Q    So, he has mentioned on the front page.
 4             MS. PARK:  We stipulate he is
 5        mentioned on the first page.  We stipulate
 6        that his signature appears on the second to
 7        last page of the document.
 8             MR. LINDNER:  Good.  Will you
 9        stipulate he is also mentioned on paragraph
10        13?
11             MS. PARK:  The document speaks for
12        itself.  Wherever his name appears, his
13        name appears.
14             MR. LINDNER:  Some people would say
15        that Ash was not involved in the document
16        in June of 2000?
17             MS. PARK:  Ask a question, Mr.
18        Lindner.
19             MR. LINDNER:  I'm asking it of you.
20             MS. PARK:  No, you are not asking me
21        any questions.  I'm not a witness.
22             MR. LINDNER:  Will you stipulate that
23        Ash Gupta was involved in the June 2000
24        Settlement Agreement?
0297
 1                            Lin
 2             MS. PARK:  You are not asking me any
 3        questions, Mr. Lindner.  You have a witness
 4        here, ask him questions.
 5             MR. LINDNER:  Right, I want to but
 6        sometimes you answer for him.  So, let me
 7        ask Qing.
 8        Q    Qing, you have this document before you.
 9   If you look at paragraph 12?
10        A    Yes.
11        Q    Read the first few words, the first
12   sentence, the first line and part of the second?
13        A    Yes.
14        Q    Please read it out loud?
15        A    "The company, Ash Gupta and Richard
16   Tambor represent and agree not to disclose to any
17   party outside of the company any of the fact and
18   the circumstances."
19        Q    Keep going?
20        A    You asked me to read up --
21        Q    Keep going, please?
22        A    "Leading up to Mr. Lindner's
23   termination."
24        Q    Right.  Can you interpret that sentence?
0298
 1                            Lin
 2             MS. PARK:  Objection to form.
 3        Q    Do you understand what that sentence
 4   means?
 5        A    Yes.
 6        Q    What does it mean?
 7        A    It means the company, Ash Gupta, and
 8   Rich Tambor agreed not to disclose to anybody
 9   outside of company.
10        Q    Right.  So, now I'm saying that Ash
11   Gupta is not only, as Park said, on the first
12   page, as one of the subjects of the suit, and on
13   the last page, as a person who signed it, but he
14   is also mentioned in other paragraphs.  I have
15   counted.  I thought that he is mentioned ten
16   times.
17             Now, the interesting part on paragraph
18   is  13 it says, "That the company agrees to
19   instruct and direct the following employees not to
20   disclose any information," and one of those people
21   is you, and you are saying, am I correct, that Ash
22   Gupta instructed and directed you, correct?
23        A    Yes.
24        Q    But we don't know who instructed Ash
0299
 1                            Lin
 2   Gupta and that's what I'd like to find out.
 3             MS. PARK:  Asked and answered.
 4             MR. LINDNER:  What's the answer?
 5             MS. PARK:  He said he didn't know.
 6        Move on.
 7             MR. LINDNER:  I'm requesting a
 8        document that would indeed tell who did it.
 9        That's what I'm saying.
10             Now I'm going to get to another
11        exhibit.  This will be Plaintiff's Exhibit
12        4.
13                       (Whereupon Plaintiff's
14                       Exhibit 4 was received and
15                       marked for identification,
16                       as of this date.)
17             I'm giving you copy --
18             MS. PARK:  What is this document, Mr.
19        Lindner?
20             MR. LINDNER:  Plaintiff's Exhibit 4 is
21        the American Express Company Code of
22        Conduct.  I believe it's from 2005 -- 2004
23        to 2006.  I'm not sure of the exact date.
24             MS. PARK:  You want to produce this
0300
 1                            Lin
 2        document to me?  This is the first time I'm
 3        seeing it. I don't know where it came from.
 4        I don't know what this is, and again you
 5        have never turned this over to me.
 6             MR. LINDNER:  I understand that.  I
 7        note for the record that I was not an
 8        employee of American Express in 2004 or
 9        2005.
10             MS. PARK:  I don't know where you got
11        this.
12             MR. LINDNER:  I can tell you.  It was
13        filed with the Securities and Exchange
14        Commission and it was posted on the Amex
15        website.
16        Q    So, I'm going to give you a copy of
17   this.  Qing, can you take a look at it.  Just look
18   at the front page.  Have you ever seen this
19   document?  Can you read the title?
20        A    American Express Company Code of
21   Conduct.
22        Q    Have you ever seen it?
23             MS. PARK:  Take a look at it.  Review
24        it.
0301
 1                            Lin
 2        Q    Take the first page, just first page.
 3   We'll --
 4             MS. PARK:  He cannot identify that he
 5        has seen the document based on the first
 6        page.
 7        Q    Maybe he can identify it.  So, that's
 8   why I'm asking, have you seen that first page?
 9             MS. PARK:  I'm directing Mr. Lin to
10        review the document before he makes any --
11             MR. LINDNER:  We will do it but he
12        might say, I recognize it or he might say,
13        I don't.
14             MS. PARK:  Mr. Lindner, you have
15        handed him a 35 page document and you are
16        asking him if recognizes it --
17        Q    Did you recognize the first page?
18             MS. PARK:  I'm not allowing him
19        without reviewing it.
20             MR. LINDNER:  Ms. Park, please trust
21        me on this.  We will get to where he gets
22        to review it.  I just want to start with
23        one page instead of a hundred pages.
24        Q    So, let me start with the first page.
0302
 1                            Lin
 2   Do you recognize that first page?
 3        A    I do not remember seeing this page in
 4   this format.  I recognize what is American Express
 5   Company Code of Conduct.
 6        Q    What format do you recognize it in?
 7        A    I do not remember.
 8        Q    Do you recognize it, for instance, this
 9   is a format where I printed it and then printed it
10   on my laser printer.  If you saw this, would you
11   have maybe seen it electronically or in a
12   published booklet form?
13        A    I do not remember.
14        Q    Okay.  That's good.  Now you can open
15   it.  So, turn to the third page.  They don't have
16   numbering.  So, turn to the page before that.  I'm
17   sorry.  At the top it says, June 2005, right?
18        A    Yes.
19        Q    Who is it signed by?
20        A    Ken Chenault.
21        Q    What's his title?
22        A    Ken Chenault.
23             MS. PARK:  We stipulate the title of
24        this document says that Mr. Chenault's
0303
 1                            Lin
 2        title says, Chairman and Chief Executive
 3        Officer.  Move on.
 4             MR. LINDNER:  In 2005.  Thank you,
 5        Ms. Park.
 6        Q    He is still the Chairman and Chief
 7   Executive Officer or has his title changed?
 8        A    Not to my knowledge.
 9        Q    It's the same?
10        A    It is the same, yes.
11        Q    Thank you very much.  Alright.  So, we
12   are going to go over this document and I'm going
13   to ask you, now that you have seen this page, do
14   you want to take a look at it for, like, a few
15   minutes, to just skim through it and see if you
16   have seen it before, if the words ring like you
17   might have seen it?  You get what I'm asking,
18   right?
19        A    So, I have seen American Express Code of
20   Conduct.
21        Q    You have.  In what way?
22        A    I do not remember every word.  It's the
23   format of it.  That's as much as I could say.
24        Q    But you remember some of it, right?
0304
 1                            Lin
 2             MS. PARK:  Objection to form.
 3             MR. LINDNER:  You know, Ms. Park,
 4        maybe you can enlighten me.  Can you tell
 5        me what you mean by objection to form?
 6             MS. PARK:  No, Mr. Lindner, my job is
 7        not to educate you.  You go figure it out.
 8             MR. LINDNER:  I can't figure it out
 9        today because I'm doing the deposition
10        today.
11             MS. PARK:  Well, too bad.
12        Q    When you look at the first page of the
13   page you were on, if you look at the signed
14   document, it says on the second paragraph -- Can
15   you read the first sentence of the second
16   paragraph out loud?
17        A    Which one, the current version?
18        Q    Yes.
19        A    "The Current version of the code is like
20   each of it's earlier versions issued since 1975."
21        Q    Keep going.
22        A    "Set forth guiding principals and
23   illustrated examples to assist you in deciding how
24   to resolve potentially troublesome issues and
0305
 1                            Lin
 2   where to go for help and advice.
 3        Q    Okay.  Does that sound familiar to you?
 4        A    Yes.
 5        Q    Can you tell me in which way it sounds
 6   familiar?
 7        A    No.  I just remember that's all it's
 8   supposed to do.
 9        Q    Well, do you think that you have only
10   seen it once in your career but it's been very
11   memorable or you have seen it many times?
12        A    I probably have seen it a few times.
13   Yes, several times.
14        Q    Several times?
15        A    Yes.
16        Q    So, you have been with Amex for 19
17   years.
18        A    Yes.
19        Q    Do you think possibly you've seen it 18
20   times?
21        A    Could be.
22        Q    Like a yearly type thing?
23        A    Yes.
24        Q    Do you think that possibly you had to
0306
 1                            Lin
 2   sign the document saying that you've read it?
 3        A    Yes.
 4        Q    Yes, what?
 5        A    I got trained for Code of Conduct.
 6        Q    What is the training?
 7        A    I do not remember exact format.
 8        Q    Approximately.
 9        A    It could be in a town hall meeting.  I
10   remember one time it is a town hall meeting and a
11   speaker delivered the key message of the Code of
12   Conduct and then we signed that.
13        Q    Who?
14        A    Every employee in the town hall signed
15   that.
16        Q    Okay.  So, like a group marriage, but
17   instead of a group marriage it was a group
18   signing.  Alright, what is the general purpose of
19   this document, if you can -- Let me ask it a
20   different way.  Have you ever instructed people on
21   this document?
22        A    Have I ever instruct people?
23        Q    Yes.  In other words --
24        A    What do you mean instruct people?
0307
 1                            Lin
 2        Q    You know, it's sort of like, have you
 3   ever been to a math class?  And you go, yes.  Then
 4   I go, have you ever instructed math?  There is a
 5   difference between being a teacher and a student.
 6   So, I understand that you went to a meeting.  I
 7   don't want to say that you are were student but
 8   that you were being told about it.  Have you ever
 9   told somebody, instructed them, on the Code of
10   Conduct?
11        A    No.
12        Q    Okay.  So, what is the purpose of the
13   Code of Conduct?
14             MS. PARK:  Objection to form.
15        A    You want me to look through it, read the
16   purpose or --
17        Q    Well, what do you feel the purpose is?
18        A    As a guiding principal for employees to
19   guide the employee behavior in a company.
20        Q    What sort of behaviors are they trying
21   to establish there?
22        A    Could you be more specific?
23        Q    Sure.  Is this the type of document that
24   says, we want people to work hard, be on time,
0308
 1                            Lin
 2   wear certain clothes.  Is that the type of
 3   document it is?
 4        A    I don't think so.
 5        Q    Well, can you characterize it in a
 6   better way?
 7             MS. PARK:  Objection to form.  Ask him
 8        a real question.
 9        Q    How would you characterize what this
10   document's intent is?
11             MS. PARK:  The intent of what the Code
12        of Conduct is, or this particular document?
13             MR. LINDNER:  This document is a Code
14        of Conduct.  I want to know how -- what the
15        intent is of this document.
16             MS. PARK:  Objection to form.  He
17        didn't draft this document.  How is he
18        supposed to know what it's intent is?
19             MR. LINDNER:  He might know.
20        Q    Do you know what the intent of this
21   document is?
22        A    So --
23        Q    You have signed this document, right?
24        A    Yes.
0309
 1                            Lin
 2        Q    Did you sign something that you didn't
 3   know what it was about?
 4        A    So, Peter --
 5        Q    I'm asking you a direct question.  Did
 6   you --
 7             MS. PARK:  Let him answer.
 8             MR. LINDNER:  Please, Ms. Park, let me
 9        finish my question.
10             MS. PARK:  Yes, you cut him off.
11        Q    I'm asking for a simple answer.  Do you
12   sign documents that you don't know what they are
13   about?
14        A    So, the question is, did I ever sign a
15   document I know nothing about?
16        Q    Yes.
17        A    No.
18        Q    Okay, so you knew something about this
19   document when you signed it; correct?
20        A    Yes.
21        Q    And that makes sense because you could
22   be signing for a lot of money or something like
23   that or whatever.  But you only sign things that
24   you read.  Did you read this document therefor?
0310
 1                            Lin
 2   Are you saying you did read this document and
 3   understand it when you signed it?
 4        A    I have to say that I did not read every
 5   single word of this document.  The signage of this
 6   document could be based on training, could be
 7   based on some high level instructions, and I
 8   agreed with that, and I signed it.  So, nobody has
 9   required me to read every single word before I
10   sign it.
11        Q    But you probably signed it more than
12   once; right?
13        A    Yes.
14        Q    In fact, you might have signed it --
15             MS. PARK:  Do you have a question?
16        Q    -- 10 or 20 times, correct?
17        A    I don't know how many times I signed it.
18        Q    But if you had to guess a range, just
19   like you work in your business and you work on
20   approximations, if you had to approximate how many
21   times you signed it, what range do you feel would
22   be a reasonable range?
23        A    I don't remember.
24        Q    Well, please think about it.
0311
 1                            Lin
 2             MS. PARK:  You got his answer.  Move
 3        on.
 4             MR. LINDNER:  I'd like him to think
 5        about it.
 6        A    You're asking me to guess at --
 7        Q    Yes, I'm asking you to guess.
 8             MS. PARK:  Don't guess.
 9        Q    I'm asking you to guess.
10             MS. PARK:  Don't guess.
11             MR. LINDNER:  Are you instructing him
12        not to guess?
13             MS. PARK:  No -- Yeah, I'm instructing
14        him not to guess.
15        Q    I'm asking him to give a range.  Did you
16   only sign this document twice in your life?  Qing,
17   do you think it's likely that you only signed it
18   twice in your life?
19             MS. PARK:  Go ahead and answer.
20        A    I'm sorry, your question again?
21             MR. LINDNER:  Marian, can you read
22        back the question?
23             MS. PARK:  He asked did you sign it
24        more than twice?
0312
 1                            Lin
 2        A    Yes.
 3        Q    Do you think you signed it fifty times
 4   in your life?
 5        A    No.
 6        Q    So, it's a number between two and fifty?
 7        A    Yes.
 8        Q    Do you think it is fair to say that this
 9   is a yearly document or every two years or every
10   three years or something like that?
11             MS. PARK:  Objection to form.  Which
12        question are you asking him?
13        Q    What period of time do you think they
14   give this document for people to sign?
15        A    I do not remember.
16        Q    I know you don't remember but if you had
17   to guess?
18        A    So, how do I guess?  I would say two --
19   three years on average.
20        Q    That's what I was asking for.
21        A    Okay.
22        Q    Alright.  So, if you average two or
23   three years, and you work there 19 years, that
24   means you signed it how many times?
0313
 1                            Lin
 2             MS. PARK:  No, Mr. Lindner, you asked
 3        him to the guess.
 4             MR. LINDNER:  I know but using that
 5        guess.
 6        A    What is your deduction, Peter?
 7        Q    What would your deduction be?
 8        A    Do I have to deduct this on hypothetic
 9   situation?
10        Q    It's a real situation.  We are trying to
11   get an answer using your methods, which you use,
12   by the way in your job --
13             MS. PARK:  No, Mr. Lindner, you asked
14        him to guess and he gave you the guess of
15        maybe every two or three years on average.
16        Q    I understand.  So, if you translate the
17   two or three years, every two or three years you
18   signed it --
19             MS. PARK:  That he guesses he signed
20        it.
21        Q    Right.  So, that would translate to, how
22   many times have you actually signed it, assuming
23   it's every two or three years?
24             MS. PARK:  Well, what's two divided by
0314
 1                            Lin
 2        nineteen or we would do three divided by
 3        nineteen, Mr. Lindner?
 4             MR. LINDNER:  Ms. Park, I caution you
 5        again, do not answer for Qing.
 6        Q    Let me ask you the question.  If you
 7   answer how often you signed it, as Ms. Park said,
 8   three divided by nineteen?
 9             MR. LINDNER:  Ms. Park, don't answer.
10        I want Qing to answer.
11        A    State your question again.
12        Q    Ms. Park said it's three divided by
13   nineteen.  That's how often you signed it --
14             MS. PARK:  No, I said two or three.
15             MR. LINDNER:  Please, Ms. Park, we
16        will get to you later.  I am asking Qing.
17        A    So, I did not understand the question.
18   You quote Ms. Park and I did not hear Ms. Park.
19   So, I do not understand the question.
20             MR. LINDNER:  Marian, can you read
21        back what Ms. Park said?
22                       (Record read)
23        A    I cannot answer the question of how many
24   times I actually signed.
0315
 1                            Lin
 2        Q    Given that somebody signed it every two
 3   to three years, is the answer two divided by
 4   nineteen or three divided by nineteen; yes or no?
 5             MS. PARK:  Objection to form.
 6        A    So, are you asking what is two divided
 7   by nineteen?
 8        Q    Yes.
 9        A    That's a mathematical question?
10        Q    Yes.
11        A    Two divided by nineteen.  Two
12   nineteenth's.
13        Q    Which is approximately how much.
14        A    Less than one.
15        Q    Less than one.
16        A    Two divided by nineteen.
17        Q    So, you are saying he is doing it less
18   than one --
19             MR. LINDNER:  Ms. Park, I don't want
20        you to answer the question.  I'm not
21        directing mathematical questions at you.
22        Even if you are a great mathematician or
23        you are a horrible one.  I wish not to ask
24        you this.
0316
 1                            Lin
 2        Q    So, Qing, I'm asking you, what number
 3   you would you say if you --
 4             MS. PARK:  This should be nineteen
 5        divided by two or nineteen divided by
 6        three.
 7             MR. LINDNER:  That's right.  That's
 8        why I don't want you to answer.  I wanted
 9        Qing to answer.  You see, Qing wouldn't
10        make a mistake like that.  Qing wouldn't
11        say two nineteenths when he has nineteen
12        over two.  So, that's why I want Qing to
13        answer, even though --
14             MS. PARK:  It's so important, Mr.
15        Lindner.  It's critical to your case.
16             MR. LINDNER:  I don't appreciate your
17        --
18             MS. PARK:  That's okay.  You can
19        answer, Mr. Qing.
20             MR. LINDNER:  If you have an objection
21        please place it on the record but I asked
22        Qing a question and I'd like an answer from
23        him.
24        Q    Can you please answer.  It's not two
0317
 1                            Lin
 2   over nineteen.  What is the correct answer?
 3        A    So, what is the question again because
 4   the conversation goes on, so --
 5        Q    I apologize for that but my counterpart
 6   has been giving answers when I was directing it to
 7   you.  So, let me ask it again.  If you sign a
 8   document every two or three years and you have
 9   been there for 18 or 19 years, how many times
10   would that mean you have signed it?
11        A    So, this is a word problem of
12   arithmetics?
13        Q    Yes, it's an arithmetic word problem.
14   Do you know the answer to it?
15        A    Hypothetic situation?
16        Q    No, this is a real situation.
17        A    No, I told you I do not remember.
18        Q    I know you did.  But assuming that to be
19   the case, what would the number come out to be?
20        A    I cannot assume a real case.  I cannot
21   assume a real case period.  You are saying it's
22   real.
23        Q    Let me ask you a question, not a
24   hypothetical.  Do you have customers who you have
0318
 1                            Lin
 2   had in your business for 19 years or 18 years; yes
 3   or no?  You have customers, you call them card
 4   members; is that correct?
 5        A    Yes.
 6        Q    Do you have card members who have been
 7   there 18 or 19 years?
 8        A    Yes.
 9        Q    If I told you every two or three
10   times -- every two or three years they exceed
11   their card limit, do you understand what that
12   means?
13        A    No.
14        Q    Their credit limit.  If they exceed
15   their credit limit every two or three years --
16        A    How many times?
17        Q    How many times in their 18 or 19 year
18   membership history have they exceeded their card
19   limit?
20        A    I do not know the answer because you
21   have not given how many times within a year they
22   exceed their limit.
23        Q    Every two or three years they do that.
24        A    They do that once or do that twice.
0319
 1                            Lin
 2        Q    They do it once every two or three
 3   years?
 4        A    Okay.  So, let me restate that
 5   mathematical question here --
 6        Q    Give me the answer, if you know, instead
 7   of --
 8        A    No, no, because I have to get accuracy
 9   off --
10        Q    Go ahead.  Then do it.
11        A    Mathematical questions I have to get
12   accuracy.
13        Q    Go ahead.
14        A    Let me repeat the question.  So you say
15   a hypothetical customer of American Express,
16   assume they go over their credit limit once every
17   two or three years, in the 18 to 19 years span how
18   many times they would exceed their credit limit?
19        Q    Correct.
20        A    Is that the mathematical question you
21   stated?
22        Q    Yes.  Do you know the answer to that?
23        A    Not off my head.  I can calculate.
24        Q    Please do that.  Do you need a pen?
0320
 1                            Lin
 2        A    I might.
 3        Q    Here is a pen.
 4        A    Yes.
 5        Q    How many?
 6        A    It would be in the range of 6 to 9.5
 7   times.
 8        Q    Okay, thank you very much.  So, six to
 9   ten times and what I'm trying to get out of this
10   is that in your period at American Express, if
11   this document were given to you every two or three
12   years, that meant that you signed it six to nine
13   or ten times.
14        A    Assume --
15        Q    Assuming that.  Assuming you were there
16   for 18 or 19 years, assuming that they give it
17   every two or three years, it meant that you did it
18   six to nine or ten times.
19        A    Yes.
20             MR. LINDNER:  And that's what I was
21        going for.  The tape has to be changed.
22        So, I'm going to say we are going to go off
23        the record, with your permission, Ms. Park.
24        Ms. Park?
0321
 1                            Lin
 2             MS. PARK:  If the tape needs to be
 3        changed then it needs to be changed.  It
 4        needs to be changed.  Can we noted the
 5        time.
 6             MR. LINDNER:  The time is 5:47.  I
 7        want to make a note before we go off the
 8        record that this is one time out that I did
 9        not call.  Thank you.
10             THE VIDEOGRAPHER:  This ends tape
11        number 4.  We are off the record at 5:48.
12                       Off the record.
13                       (Recess taken.)
14             This begins tape number 5 in the
15        deposition of Qing Lin.  We are on the
16        record at 5:51.
17             MR. LINDNER:  Hello.  This is Peter
18        Lindner.  We are back on the record.  We
19        were asking Qing Lin about documents on the
20        Exhibit Number 4, I believe, which is
21        American Express Code of Conduct and we are
22        going to continue with that.  I'm sorry,
23        I'm shuffling through my papers.  I
24        apologize.  The document that I have, which
0322
 1                            Lin
 2        would guide me through this whole thing, I
 3        can't find.  So, there goes the line of
 4        questioning.  I'm about to abandon it and
 5        move onto my next subject.
 6             I found it.  Sorry, for the delay.
 7        Q    Alright, can you turn to page -- These
 8   pages are not numbered.  So, I'm having a little
 9   trouble with them.  They are numbered a little
10   later.  Here they are numbered.  If we go to --
11   Let's stay on the current page, alright?  I'm
12   going to go over a few points and, please, the one
13   that starts June 2005, alright.
14             MS. PARK:  Let the record reflect Mr.
15        Lindner is referring to Plaintiff's 4.
16             MR. LINDNER:  Thank you very much.  Is
17        everything okay, Dmitry.
18             THE VIDEOGRAPHER:  There's a little
19        interference on the mike.
20        Q    The paragraph that you read, where it
21   says, "Since 1975," the last part of the sentence
22   says, "Resolving a potentially troublesome issue,
23   where to go to get help and advice."  Do you see
24   that part, Qing?
0323
 1                            Lin
 2        A    Yes.
 3        Q    Would you say, when you were instructed
 4   and directed by Ash Gupta not to give any
 5   information to other people and then later Fisher
 6   Jordan asked about me and you gave information,
 7   would you consider that a potentially troublesome
 8   issue?
 9             MS. PARK:  Objection to form.
10        A    So are you asking, at the time?
11        Q    Yes.
12        A    No, I didn't.
13        Q    In retrospect, was it a potentially
14   troublesome issue?
15        A    It could be.
16        Q    Why would you say that?
17        A    Otherwise I wouldn't be sitting here.
18        Q    And it's a pain, right?
19             MS. PARK:  Objection.
20        Q    Let me ask it again.  Qing, do you
21   consider it a pain to be sitting here?
22             MS. PARK:  Objection to form.
23        A    No, it is taking up my productive
24   working time.
0324
 1                            Lin
 2        Q    That's it?  It's just a day that you
 3   lost or is it more than that?
 4             MS. PARK:  Objection to form.
 5        A    It's part of my job.  I have been called
 6   here.  I have to come here.
 7        Q    So, let's go to the next paragraph.  It
 8   says, "It includes additional guidance about
 9   conflict of interest."  What does the term
10   conflict of interest mean?
11             MS. PARK:  Objection to form.
12        A    Conflict of interest?
13        Q    Yes, do you understand that phrase?
14        A    I think so.
15        Q    What does it mean to you.  You are not a
16   lawyer.
17        A    Yes.
18        Q    We have established that.
19             MS. PARK:  Are you asking in the
20        context of this document or are you asking
21        his opinion about what that means?
22             MR. LINDNER:  In the context of this
23        document.
24             MS. PARK:  Well then ask that
0325
 1                            Lin
 2        question.
 3             MR. LINDNER:  Thank you, Ms. Park.  If
 4        I went to law school I would have.
 5        Q    The conflict of interest, what are they
 6   talking about there?
 7        A    I can best describe this with an
 8   example.
 9        Q    Please.
10        A    My personal interest and the company's
11   interest are not consistent and that I act on my
12   personal interest in compromise of company's
13   interest.
14        Q    Okay.  Now the last sentence of the next
15   paragraph, can you read that?
16        A    I'm sorry which one.
17        Q    The next paragraph?
18        A    The next paragraph --
19             MS. PARK:  Which one?  Starting with
20        what sentence.
21        Q    "You will be?"
22        A    Which sentence?
23        Q    It says, "You will be," right?  What is
24   the last sentence of that paragraph?
0326
 1                            Lin
 2        A    "No waiver of this applicability will be
 3   granted under any circumstances."
 4        Q    What does that mean?
 5        A    I don't know.  I just read the sentence.
 6        Q    I know you just read it.  You don't know
 7   what it means, okay?
 8        A    No.  In the context it say if someone
 9   violate the Code of Conduct --
10        Q    Yes.
11        A    -- it will not be waived.
12        Q    Okay, I interpret it differently.  But
13   the way I interpret it, and I know Ms. Park is
14   going to object, is that people can be said to not
15   have to abide by the Code of Conduct.  You know,
16   they say:  Hey, the Code of Conduct applies to you
17   but not to me, and, believe it or not, the company
18   can say a group of people whom (sic) they don't
19   have to abide by it.  But in this sentence, as I
20   understand it, you can't do that.  They are
21   saying, Ken is saying that he is not going to
22   allow anyone, under any circumstances, to be
23   exempted from this policy.
24             Does the term, "No one will be you
0327
 1                            Lin
 2   exempted from this policy," mean anything to you?
 3             MS. PARK:  Objection to form.
 4        A    So, I do not understand your statement.
 5        Q    In other words, did you have to abide by
 6   this policy?  Does this policy apply to you?
 7             MS. PARK:  You mean the Code of
 8        Conduct?
 9             MR. LINDNER:  Yes.
10        A    Yes.
11        Q    Okay.  Alright, and now in the next
12   paragraph, the second sentence says, in accordance
13   with our values each of us is "personally
14   accountable for preventing or correcting
15   violations."  Do you understand what that means?
16        A    Yes.
17        Q    What does it mean?
18        A    It means personally accountable for
19   preventing or correcting violations.
20        Q    Well, actually you just repeated the
21   exact words here.  Can you use your own words to
22   tell me what it means?
23        A    It means everyone is accountable.
24        Q    Can you use a word other than
0328
 1                            Lin
 2   accountable, please?
 3        A    Everyone is responsible for preventing a
 4   violation from happening --
 5        Q    Right.
 6        A    -- or correcting violations once it
 7   happened.
 8        Q    So, that might apply to you, right?
 9             MS. PARK:  Objection to form.
10        A    What is applied to me?
11        Q    If you were in a situation that was a
12   violation of the code --
13        A    Yes.
14        Q    -- that you can't say, that's not my
15   job.  I'm not responsible for it.  You would have
16   to conclude that you personally are responsible?
17             MS. PARK:  Objection to form.
18        Q    Accountable --
19             MS. PARK:  Objection to form.
20             MR. LINDNER:  Thank you.  Noted.
21        Q    Is that how you would interrupt that
22   phrase?
23             MS. PARK:  Objection to form.  You
24        have asked him four questions.  Which one
0329
 1                            Lin
 2        do you want him to answer?
 3        Q    I want him to answer how would you
 4   interpret that phrase applying to you?
 5             MS. PARK:  What phrase?
 6             MR. LINDNER:  Qing will understand it.
 7        A    No, I do not understand because it's a
 8   long sentence and I do not know which one.
 9        Q    Okay.  Each of us is personally
10   accountable for correcting violations.  Do you
11   understand what that means?
12        A    Yes.
13        Q    Did you violate the code in any way?
14        A    No.
15        Q    Did you violation Paragraph 13 of the
16   Contract?
17             MS. PARK:  Objection to form.  He is
18        not an attorney.
19        Q    You read the paragraph earlier in the
20   day --
21             MS. PARK:  Paragraph 13 of what?
22        Q    Of the Settlement Agreement, which would
23   be Exhibit 1.  You answered that previously.
24             MS. PARK:  No, he didn't.
0330
 1                            Lin
 2        Q    Did you give any information to a person
 3   outside of American Express, namely Boaz?
 4             MS. PARK:  Asked and answered.  He
 5        said he did.
 6        Q    Do you consider that a violation of that
 7   contract?
 8        A    No.
 9        Q    Of the Settlement Agreement?
10        A    No.
11        Q    Is it consistent with it?  In other
12   words, you were doing what that Settlement
13   Agreement asked for?
14             MS. PARK:  Objection to form.
15        A    I don't know.
16        Q    You don't know?  So, you don't know if
17   talking to Boaz Salik is okay or not okay?  So you
18   could tell about me; is that what you are saying?
19             MS. PARK:  Objection to form.  Okay or
20        not okay in a legal manner or under the
21        contract?  What are you talking about?
22        Q    Before lunch you said you gave
23   information, any information to Boaz Salik; right?
24        A    Say that question again.
0331
 1                            Lin
 2        Q    Just before we broke for lunch I asked
 3   you, and Ms. Park just now said, "Asked and
 4   answered."
 5        A    So, which question are you referring to?
 6        Q    I'm asking did you give any information
 7   to Boaz, please?
 8             MS. PARK:  About you?
 9             MR. LINDNER:  Yes.
10        A    The answer is, yes.
11        Q    Is that what the contract called you to
12   do?
13        A    I do not know.
14        Q    Well, it says, do not give, "Any
15   information."  So, you gave information.  So that
16   would seem to be opposite.  So, in other words,
17   you violated the contract?
18             MS. PARK:  Objection to form.  You are
19        asking him to make a legal conclusion,
20        Mr. Lindner.
21             MR. LINDNER:  That's right.
22             MS. PARK:  Ask him about facts.
23        Q    Now, the reason I'm asking you is that
24   sometimes, when you do something, you don't have a
0332
 1                            Lin
 2   lawyer with you.  You know, when you hit somebody
 3   you don't say, "Hey is that okay if I hit them?"
 4   It has legal consequences but you don't need a
 5   lawyer to know that it is not okay to hit
 6   somebody.  You understand that, right, Qing?
 7        A    So, I understand in your situation it is
 8   an area of hitting someone.
 9        Q    Yes, that's what I'm saying.  Now, you
10   wouldn't say that's a legal situation, so you
11   don't know what it means, because you are not a
12   lawyer.  You would say, "I know what it means,"
13   correct?  If somebody were to say, is it legal to
14   hit somebody?  Chances are you would say -- What
15   would you say?  Is it legal to hit somebody?
16             MS. PARK:  Objection to form.
17        A    No.
18        Q    Thank you.  Are you a lawyer?  No.  So,
19   yet you made a legal conclusion --
20             MS. PARK:  Wait.  Did you let him
21        answer?  Did you answer for him or did you
22        let him answer?
23             MR. LINDNER:  I'll ask him again.
24        Q    Are you lawyer, Qing?
0333
 1                            Lin
 2        A    No.
 3        Q    And yet again it calls for a legal
 4   conclusion; correct?
 5             MS. PARK:  Objection to form.
 6        Q    Did it ask for a legal conclusion?
 7             MS. PARK:  Did what ask for a legal
 8        conclusion?
 9             MR. LINDNER:  Ms. Park, please stop
10        interrupting.  If he has a question, he can
11        ask.  He is an executive in charge of a
12        hundred people.
13        Q    How many people are you in charge of;
14   Qing?
15             MS. PARK:  Objection to form.
16        Q    Qing, are you in charge of a number of
17   people?
18        A    Yes.
19        Q    How many people?
20        A    Around a hundred.
21             MR. LINDNER:  He is in charge of a
22        hundred people.
23        Q    So, if Qing does not understand a
24   question, Qing, will you be able to ask me that
0334
 1                            Lin
 2   you don't understand it or do you need Ms. Park to
 3   ask that?
 4        A    Sometimes I do.
 5        Q    Sometimes you do, okay.  When you do,
 6   please say, "I don't understand," alright?  But
 7   you could tell me, alright?  But, in this case I'm
 8   asking, you can make a legal decision, you can
 9   make a legal conclusion without a lawyer.  Do you
10   agree?
11             MS. PARK:  Objection to form.
12        A    I do not agree.
13        Q    So, if somebody said is it legal to hit
14   somebody, you would say -- What would you say to
15   that?
16        A    I do not know.
17        Q    So, if a kid of yours -- Do you have
18   children?  I don't mean to pry.  Let's say you
19   have a friend's child and he says, "I'm going to
20   hit that person," how would you counsel them?
21             MS. PARK:  Objection to form.
22        A    I do not know.  What do you mean how do
23   I counsel someone?
24        Q    What would you say to the child if he
0335
 1                            Lin
 2   wanted to hit somebody --
 3             MS. PARK:  Objection to form.
 4        Q    -- he was so angry with them he wanted
 5   to hit them?
 6        A    You are giving a very hypothetic
 7   question.  I don't know --
 8        Q    I know you don't know.  I'm just asking,
 9   if somebody relied upon you, do you need a law
10   degree to make a decision on that?
11             MS. PARK:  Objection to form.
12        A    So, if you are asking me a ethical
13   question --
14        Q    Yes.
15        A    Was it a legal question?
16        Q    Yes.
17        A    So, if you've asked me my personal
18   judgment whether it is right or not --
19        Q    Yes, all of them.  Please, answer.
20   Answer all those things.
21        A    Answer all what things?
22        Q    You said your professional opinion, your
23   ethical opinion -- What is your ethical opinion on
24   somebody hitting somebody, if asked by a little
0336
 1                            Lin
 2   child?
 3             MS. PARK:  Objection to form.
 4        A    I do not know what is the setting.  You
 5   give me a totally huge hypothetical question.  So,
 6   very broad.  I do not know the setting.  I cannot
 7   give you a qualified answer.
 8        Q    Okay.  Do you know the answer to whether
 9   it is right or not to speak to Boaz Salik about
10   giving him information about me, yes or no?  Do
11   you know the answer?
12        A    State the question again.
13        Q    Do you know the answer of whether it is
14   appropriate or ethical to give "Any information"
15   about me, Peter Lindner, to Boaz Salik?
16             MS. PARK:  Objection to form.  Are you
17        asking --
18        A    At the time?
19        Q    At the time, yes.
20        A    I did not think of that.
21        Q    But do you know the answer now?
22        A    As of now?
23        Q    Yes.
24        A    As I'm sitting here?
0337
 1                            Lin
 2        Q    Yes.
 3        A    Yes.
 4        Q    What is the answer now?
 5        A    In terms of my judgment?
 6        Q    Yes.
 7        A    What I should have done or should not
 8   have done?
 9        Q    Yes.
10        A    If I can redo it?
11        Q    Yes.
12        A    I would not.
13        Q    And what would you do instead?
14        A    I would tell Boaz, for legal reasons I
15   cannot give any information about Peter Lindner.
16   Please refer to HR Department.
17        Q    Okay, that's what you say.  Actually, I
18   don't think you need all that.  I think you just
19   have to say, "Please go to the HR Department."
20   But anyhow, you will acknowledge that what you did
21   then is different than what you would do now,
22   correct?
23        A    Yes.
24        Q    You will also acknowledge that this
0338
 1                            Lin
 2   would be what some people call a question,
 3   quandary, a difficult situation, something that
 4   you have to think about to make a right decision,
 5   correct?
 6             MS. PARK:  Objection to form.
 7        A    At that time or right now?
 8        Q    How about right now?
 9        A    Right now you made it difficult, yes.
10        Q    Yes, okay.  Now, the paragraph, the next
11   to last paragraph begins --
12             MS. PARK:  Which document are we on?
13             MR. LINDNER:  We are on, I appreciate
14        that, Ms. Park, the Code of Conduct,
15        Document 4, the next to last page.
16        A    Which page.
17        Q    The one that says, "June 2005."
18        A    Okay.
19        Q    The next to last paragraph starts off
20   saying, "You are encouraged to discuss any
21   questions or concerns you may have about the code
22   or the proprietary of any past, present or
23   anticipated conduct with your leader."  Who is
24   your leader?
0339
 1                            Lin
 2        A    Ash Gupta.
 3        Q    So, if you had any questions or concerns
 4   about your conduct, and talking to Boaz was
 5   conduct, would you agree with that?
 6             MS. PARK:  Objection to form.
 7        A    So, at the time or right now?
 8        Q    Right now?
 9        A    Right now?
10        Q    Yes.
11        A    Do I have concerns of what?  I was
12   talking to Boaz already.  So, do I have concerns.
13        Q    You've talked to him about this
14   situation?
15        A    No, no.  So, what you are referring to,
16   I have talked to Boaz about you in that
17   conversation.
18        Q    Yes.
19        A    And now do I feel concerned?
20        Q    Yes?
21        A    Or do I feel --
22        Q    Yes.
23        A    What is your question?
24        Q    Do you feel concerned?
0340
 1                            Lin
 2             MS. PARK:  About what?
 3        A    About what?
 4        Q    About talking to Boaz back then?
 5        A    It's happened.  I don't concern with
 6   something happened.
 7        Q    It happened in the past, right?
 8        A    Yes.
 9        Q    But if it were to happen in the future
10   would you do the same thing?
11             MS. PARK:  Objection.  Asked and
12        answered.
13        Q    I'm asking if you would do the same
14   thing?
15        A    Do the same thing?  So, if I repeat.
16   So, if Boaz asked me again about you --
17        Q    Yes.
18        A    -- would I do the same thing?
19        Q    Yes?
20        A    No.
21        Q    So, look at the wording on that
22   paragraph.  It says on Document 4 on the pages of
23   June 2005, which I call page 3, it says, "Any
24   questions you may have about the code of any past,
0341
 1                            Lin
 2   present or anticipated," they don't say past,
 3   present, future --
 4             MS. PARK:  You are not even reading
 5        the whole document.
 6             MR. LINDNER:  I know I'm not.
 7        Q    But you said at one point that incident
 8   is past.  But this says, even if it is a past
 9   incident, you should talk about it.
10             MS. PARK:  He has also testified
11        that --
12             MR. LINDNER:  Please.
13             MS. PARK:  No.
14             MR. LINDNER:  Do you have an
15        objection, Ms. Park?
16             MS. PARK:  Yes, objection to form.  He
17        hasn't testified that his conversation with
18        Boaz that he considered that to be a
19        violation of the code.  Once again, you are
20        assuming testimony that hasn't been given.
21             MR. LINDNER:  That's right. And I'm
22        not asking --
23             MS. PARK:  That's contradictory
24        testimony.
0342
 1                            Lin
 2        Q    I'm not asking that.  I'm pointing out
 3   and I think, Qing, you have admitted, that you
 4   would handled it differently now than you handled
 5   it in the past.  Is that correct?
 6             MS. PARK:  Objection to form.
 7        Q    Am I characterizing what you said
 8   correctly?
 9             MS. PARK:  Objection to form.
10        A    So, you are saying words differently.
11   So, I do not know, because there was a lot of
12   contact, and exactly what I said --
13        Q    Would you do the same thing now that you
14   did back then?
15             MS. PARK:  Objection to form.
16        A    Same thing of what?
17        Q    Talking to Boaz?
18        A    Be accurate because --
19        Q    Yes, I understand?
20        A    -- this is a legal question.
21        Q    I understand.
22        Q    We were going over it.  What I was
23   trying to say here is that this document says that
24   if you have a question about something --
0343
 1                            Lin
 2             MS. PARK:  No, about the code.  It's
 3        not a question about something.
 4             MR. LINDNER:  Ms. Park, if you have an
 5        objection, please raise it.
 6             MS. PARK:  Yes, because you are
 7        mischaracterizing the document.
 8             MR. LINDNER:  Okay, that is your point
 9        of view.
10        Q    As I read this document it says, you are
11   encouraged to discuss any questions or concerns.
12   So, if you have a question you can talk to them.
13   If you have a concern you can talk to them.  Do
14   you agree with that, Qing?
15        A    No.
16        Q    Why do you not agree?
17        A    It says about the code.
18        Q    What's the next word after the word
19   code?
20        A    Or the property --
21        Q    Propriety?
22        A    Propriety of any past, present or
23   anticipated conduct.
24        Q    So, don't you see that means, if you
0344
 1                            Lin
 2   have a question about the code or if you have a
 3   question about the propriety of a past conduct or
 4   if you have a question of proprietary of a present
 5   conduct, or if you have a question about the
 6   propriety of anticipated conduct or if you have a
 7   concern about the code or if you have a concern
 8   about the propriety of -- it doesn't do all the
 9   permutations there, but you are skilled in
10   understanding that it doesn't just say, if you
11   have a question about the code, talk to your
12   leader.  It is saying, if you have a question
13   about the conduct, and it doesn't say conduct in
14   the future, it doesn't say conduct that is
15   happening right now, it also includes -- finish my
16   sentence.  Can you finish my sentence?
17        A    No.
18        Q    It also includes conduct in the past.
19   Do you agree with that?
20             MS. PARK:  Objection to form.
21        A    So, you are asking a lot of questions.
22   The conduct is regarding to the code.  If I
23   believe the conduct is violation of the code.  In
24   that context, I agree.
0345
 1                            Lin
 2        Q    Okay.  So, suppose it was conduct in the
 3   past.  Should you ask about it or does it say not
 4   to ask about it?
 5        A    The conduct --
 6        Q    In the past.
 7        A    Of what context?
 8        Q    Well, it doesn't say.
 9        A    No, because you have to say conduct in
10   violation of the code or any conduct.
11        Q    Any conduct?
12        A    No.
13             MS. PARK:  What is the question?
14             MR. LINDNER:  Ms.  Park --
15        Q    It says, "If you have any question about
16   past, present or anticipated conduct?"
17             MS. PARK:  No, it says, "You are
18        encouraged to discuss any questions or
19        concerns you may have about the code or the
20        propriety of any past, present or
21        anticipated conduct with your leader or
22        other company representatives listed in the
23        code."
24        Q    So, let me break it down into two
0346
 1                            Lin
 2   things.  Here is one possibility.  Suppose you
 3   don't understand how the code works.  If you have
 4   questions about that, would you talk to your
 5   leader about it?  Yes or no, as you read this
 6   sentence?
 7        A    If I do not understand the code?
 8        Q    Yes.
 9        A    Yes, I would talk --
10        Q    It would say, according to the sentence;
11   right?
12        A    Yes.
13        Q    I'm not using any other document, okay?
14        A    Yes.
15        Q    Suppose there was an action?  You took
16   some action, and that's what conduct means,
17   action.  You agree that conduct means action?
18        A    Yes.
19        Q    Suppose you had an action that you were
20   going to do and you had questions about that
21   action, does this sentence address that or not?
22        A    No.
23        Q    So, in other words, if somebody says to
24   you, and you were their leader, I have a question
0347
 1                            Lin
 2   about some action that I'm thinking about taking
 3   in the future, you would say to them, "I don't see
 4   why you are coming to me."  The code doesn't say
 5   that You can only come to me with questions about
 6   the code not about questions about anticipated
 7   conduct.
 8             MS. PARK:  Objection to form.
 9        A    Peter, let me state your question.
10        Q    Sure.
11        A    Are you suggesting that any conduct I
12   have in the office I have to consult my leader.
13   Is that what you are suggesting?
14        Q    I'm not suggesting any of that.  I'm
15   suggesting that they --
16        A    This is how you read the sentence.
17   That's the best I can understand what you just
18   said.
19        Q    I understand what you are saying.  But
20   it says, if you have a question or a concern.  For
21   instance, if you don't have a question or concern,
22   you don't have to, but if you have a question,
23   then you should -- they are encouraging you.  Do
24   you understand that?
0348
 1                            Lin
 2             MS. PARK:  Objection to form.
 3        Q    How do you interpret that sentence?
 4             MS. PARK:  Objection.  Asked and
 5        answered.
 6        Q    I'm asking you how would you interpret
 7   that?  Are you saying that -- Let me get it right.
 8   Yes or no, you are saying that if somebody wants
 9   to come to their leader with a question about some
10   conduct that they have right at the moment or
11   they're going to have, they anticipate having that
12   they should under this sentence, it does not apply
13   to them?
14             MS. PARK:  Objection to form.  He has
15        testified --
16             MR. LINDNER:  Please, you can object.
17        You can say it afterwards.
18        Q    Can you please answer?
19        A    These two are too irrelevant questions.
20             MR. LINDNER:  They are irrelevant
21        questions.  Okay, thank you very much.
22        Q    Go to page 32, please.  I got this off
23   the web.  It was a PDF and because it has Roman
24   numerals --
0349
 1                            Lin
 2             MS. PARK:  Ask your question.
 3             MR. LINDNER:  Please, Ms. Park --
 4        A    It's 32?
 5        Q    It's the bottom, left-hand side.
 6   Because it has Roman numerals the numbering is
 7   off.
 8        A    Okay.
 9        Q    It says, "You must read, understand and
10   comply with the code.  If you have any questions
11   you are responsible for asking your leader for
12   clarification."  How (sic) would you interpret
13   those two sentences to mean?
14        A    I understand the code and if I have
15   questions I need to ask my leader about the code.
16        Q    Do you understand the code?
17             MS. PARK:  Objection.  Asked and
18        answered.
19        A    So, I do not remember every single word
20   of this document --
21        Q    But do you understand the code?
22        A    Do I understand the code?
23        Q    Yes.
24        A    Yes.
0350
 1                            Lin
 2        Q    Do you have any questions about it?
 3        A    No.
 4        Q    Do you understand what that prior
 5   sentence which you read, which was that "you are
 6   encouraged to discuss any questions or concerns
 7   that you may have about the code or the propriety
 8   of any past, present or anticipated conduct."  You
 9   understand that sentence, right?
10        A    I understand.  I think have a different
11   understanding of yours.
12        Q    That's right.  Some people would say
13   when one person has a different understanding than
14   another, you don't say, you are both right.  You
15   could say you have a question about it and you can
16   go to another person to resolve it.  This document
17   tells you who that other person is.  That person
18   is -- Can you tell who that person would be?
19             MS. PARK:  Objection to form.
20        Q    Does this document tell you which person
21   that would be who would clarify it?
22             MS. PARK:  Objection to form.
23        A    I do not have a question on that.
24        Q    You don't have a question on that?
0351
 1                            Lin
 2        A    You have a question.
 3        Q    That's right.
 4        A    You have a disagreement that generates
 5   my questions.
 6        Q    That's right.  Okay, let's look at the
 7   next sentence.  "If you believe that you have
 8   violated the code or any applicable law or
 9   regulation you must report the violation so that
10   the company can take an appropriate action."
11             MS. PARK:  Can take appropriate
12        action, not an appropriate action.
13             MR. LINDNER:  Right.  Can take
14        appropriate action.
15        Q    Now, do you understand that?
16        A    I understand that.
17        Q    Okay.  So, now let's jump to the fourth
18   paragraph, alright?  It says, "You should report
19   actual or suspected violations to your leader."
20   We already established your leader is Ash Gupta;
21   right?
22        A    Yes.
23        Q    "Or your Human Resources
24   representative."  We haven't established who that
0352
 1                            Lin
 2   is, or -- it doesn't say the word "Or" it has
 3   comas, "Your business unit's compliance office."
 4   Do you have a business unit compliance office --
 5   officer?
 6        A    Yes.
 7        Q    What's his name?
 8        A    I'm trying to remember.
 9             MS. PARK:  Are you asking now or in
10        the 2005.
11             MR. LINDNER:  2005?
12        A    2005 business unit compliance officer?
13        Q    Yes.
14        A    I do not remember.
15        Q    Do you now.
16        A    I know for now the business unit I'm in,
17   yes.
18        Q    Who is the compliance officer?
19        A    There are many compliance officers.
20        Q    Do you know any one of them?
21        A    Yes.
22        Q    Can you give me one name?
23        A    Gillian Clements.
24        Q    How do you spell that. Gillian?
0353
 1                            Lin
 2        A    It's start G.  I do not know.
 3        Q    G-i-l-l-i-a-n, Clements?
 4        A    I do not know how to spell it.
 5             MR. LINDNER:  I'm requesting documents
 6        on whether Gillian Clements is a compliance
 7        officer.  It might be C-l-e-m-e-n-t-s but I
 8        could be totally wrong.  But Ms. Park, I'd
 9        like to find if you know who that person
10        is.  If you could find out and produce
11        information on whether she has any
12        conversations on suspected violations.
13             MS. PARK:  No.
14             MR. LINDNER:  Well, I'm demanding it.
15             MS. PARK:  Request denied.
16             MR. LINDNER:  You don't get to deny
17        it.
18             MS. PARK:  Then I reject it.
19             MR. LINDNER:  I understand.  You try
20        to reject it.
21        Q    And then it goes, a general auditor -- a
22   general counsel's office.  Do you anybody in the
23   General Counsel's Office?
24        A    Yes.
0354
 1                            Lin
 2        Q    Whom?
 3        A    Tim Heine.
 4        Q    How did you spell the last name?
 5        A    H-e-i-n-e, I could be wrong.  That's to
 6   my best.
 7        Q    Do you know anybody else?
 8        A    Louise Parent.
 9             MR. LINDNER:  Parent, like the mother
10        of a child, parent.
11        Q    Anybody else?
12        A    There are many people I know in General
13   Counsel's office.
14        Q    Do you know Jason Brown?
15        A    Yes.
16        Q    Is he in the General Counsel's office?
17        A    Yes.
18        Q    How do you know Jason Brown?
19        A    How do I know Jason Brown?
20        Q    Yes.
21             MS. PARK:  I want to instruct you not
22        to divulge any information of any
23        communications that you had with Mr. Brown
24        in his capacity as In-House Counsel for
0355
 1                            Lin
 2        American Express.
 3             MR. LINDNER:  I think we already
 4        reviewed that information in DEFO03770.  Is
 5        that true, Ms. Park?
 6             MS. PARK:  I'm not testifying.  I'm
 7        not answering your questions.
 8             MR. LINDNER:  Well, I'm instructing
 9        you to answer.  How do you know Jason
10        Brown.
11             MS. PARK:  You don't instruct me to
12        answer anything.
13             MR. LINDNER:  I'm not instructing you
14        to answer.  I'm instructing Qing to answer.
15        A    How do I know Jason Brown?
16        Q    Yes.
17        A    Jason Brown is a lawyer in TCO and he
18   has contacted me and called me about your
19   Complaint of me giving negative reference.
20        Q    Okay, so he talked to you about this
21   case?
22             MS. PARK:  Objection to form.  That
23        wasn't his testimony.
24        Q    Did he talk to you about this case?
0356
 1                            Lin
 2             MS. PARK:  Objection to form.
 3        A    So --
 4        Q    Did he talk to you about this incident?
 5        A    What do you mean case?
 6        Q    Did he talk to you about the incident
 7   with you talking to Boaz --
 8             MS. PARK:  Objection to form.
 9        Q    -- about me?
10             MS. PARK:  Objection to form.
11             MR. LINDNER:  Your objection is noted,
12        Ms. Park.
13        A    So, state your question again.
14             MR. LINDNER:  Can you read back the
15        question, Marian?
16                       (Record read)
17        A    What incident?
18             MR. LINDNER:  Can you read back the
19        prior question?
20                       (Record read)
21        Q    Do you understand which case we are
22   talking about?
23        A    No, I do not.
24        Q    Do you understand why you are here
0357
 1                            Lin
 2   today?  Do you understand why you are here?
 3        A    I understand, yes.
 4        Q    Why are you here?
 5        A    Because you have sued American Express
 6   and myself.
 7        Q    Okay.  Do you realize that some people
 8   call that a law case?
 9        A    Yes.
10        Q    Do you understand that you spoke to
11   Jason Brown?  Yes or no, did you speak to Jason
12   Brown?
13             MS. PARK:  Objection to form.  Asked
14        and answered.
15             THE WITNESS:  Ms. Park?
16             MS. PARK:  You can answer it again.
17             THE WITNESS:  Ms. Park, so you just
18        instructed about Attorney/Client
19        Privileges?
20             MS. PARK:  Please don't testify to any
21        communications you had with Mr. Brown when
22        he was acting in his capacity as In-House
23        Counsel for American Express.
24        A    So, about this legal case?
0358
 1                            Lin
 2        Q    Yes.
 3        A    I do not remember having a conversation.
 4   So, I cannot testify to that.
 5        Q    Okay.
 6        A    Outside of his capacity of Counsel --
 7        Q    But you might have talked to him in an
 8   Attorney/Client Privilege way but, if you have,
 9   you can't confirm or deny it.  Is that what you
10   are saying?
11        A    I cannot reveal --
12        Q    You cannot reveal whether that is or
13   not.  I understand.  After the General Counsel
14   Office it says the corporate secretary.  Do you
15   know who the corporate secretary is?
16        A    Yes.
17        Q    Who?
18        A    Steve Lohman.
19        Q    So, if you suspect a violation, it
20   reads, you can talk to your leader or the general
21   counsel's office or the compliance officer or the
22   corporate secretary is that case?
23        A    Violations of --
24        Q    Actual or suspected violation of the
0359
 1                            Lin
 2   Code of Conduct.
 3        A    Yes.
 4             MR. LINDNER:  I'm going to give you
 5        another document and that document is
 6        DEF370.  Ms. Park, do you have any
 7        objection.
 8             MS. PARK:  Mark you document, Mr.
 9        Lindner.
10             MR. LINDNER:  Okay.  It is a
11        confidential document.  We are going to
12        jump a little bit and we were going to call
13        this Plaintiff's 11.
14                       (Whereupon Plaintiff's
15                       Exhibit 11 was received and
16                       marked for identification,
17                       as of this date.)
18             I have a document here that is
19        entitled Chief Credit Officer and
20        Institutional something and collections,
21        Qing Lin.
22             MS. PARK:  Objection to form,
23        mischaracterizes the document.
24             MR. LINDNER:  It is a multi page
0360
 1                            Lin
 2        document that goes from the number DEF00370
 3        to DEF00373.  It is a four page document.
 4        It is a set of handwritten notes.  I want
 5        you to take a look at it?
 6             MS. PARK:  State for the record that
 7        Mr. Lindner did not mark any Plaintiff's
 8        Exhibits 5, 6, 7, 8 or 9 or 10.
 9             MR. LINDNER:  Yet.
10        Q    We have a document here and it's
11   plaintiff's 11 and I'm going to read the beginning
12   and see if it makes sense to you.  It says a date.
13   It looks like 2/07 or 2/27 or 2/17 or 2/4/06,
14   Chief Credit Officer something institutional,
15   something and collections, and then it has the
16   words Qing Lin.  Does that sound like it might be
17   referring to you?
18             MS. PARK:  Objection to form.  Why
19        don't you ask him if he recognizes the
20        document before you start asking him to
21        testify about it?
22             MR. LINDNER:  I'm asking him does that
23        sound like you.
24             MS. PARK:  Objection to form.
0361
 1                            Lin
 2             MR. LINDNER:  I understand that.
 3        Q    Does that sound like you, Qing?  What
 4   was your title at the beginning of February of
 5   2006?
 6        A    The question is, what was my title?
 7        Q    Yes.
 8        A    In February '06?
 9        Q    Yes.
10        A    Senior Vice-President, Chief Credit
11   Officer of Institutional Risk and Collection.
12        Q    So, does that look like, if this wasn't
13   cut off, that might be a fair summary of what your
14   title was?
15             MS. PARK:  Objection to form.
16        A    Your question is does that -- Making the
17   judgment now?
18        Q    Yes.
19        A    Is it about me?
20        Q    Yes.
21        A    Sounds like.
22        Q    Did you, in fact, see Jason Brown in
23   February of 2006?
24        A    I do not remember.
0362
 1                            Lin
 2        Q    If this document is true, and it might
 3   be.  I don't know if you -- Have you ever seen it
 4   before?
 5        A    No.
 6        Q    When you talked to Jason Brown, did he
 7   take any notes when he talked to you?
 8        A    I do not remember.  I remember this as a
 9   telephone conversation.
10        Q    Okay, so you talked over the phone.
11        A    Yes, to my --
12        Q    And you --
13        A    -- best memory.
14        Q    That's what I'm asking.
15             MS. PARK:  Let him finish answering
16        because I think the record is going to get
17        muddled.
18        Q    So, you had a telephone conversation
19   with Jason Brown and this might well be the notes
20   from it?
21             MS. PARK:  Objection to form.  Are you
22        asking him to speculate?  He said he has
23        never seen it before.
24             MR. LINDNER:  I didn't ask him whether
0363
 1                            Lin
 2        he saw it before.
 3        Q    I'm saying, if you had a conversation
 4   with Jason Brown was it in person or was it over
 5   the phone?
 6             MS. PARK:  Objection to form.  He said
 7        he had a telephone conversation.
 8        Q    Have you also met him in person and
 9   spoke about this subject?
10        A    I do not remember.
11        Q    But you do remember speaking to him on
12   the phone about this?
13        A    Yes.
14        Q    Okay, thank you.  Now, I'm directing you
15   to about the fifth line, just before the indented
16   section, and it says, Peter.  Do you see the word
17   Peter is the first word?
18        A    Yes.
19        Q    It says, Peter, as I read it, may have
20   given -- it's really anybody's guess as to what
21   that is.  We will have to ask Jason Brown.  But
22   the next paragraph looks like there is double
23   quote mark, does it not?  How would you read it?
24        A    I do not know.  It's just two dots here.
0364
 1                            Lin
 2        Q    Two dots and what is the next word you
 3   see?
 4        A    Peter --
 5             MS. PARK:  What two dots?  Where are
 6        we now?  Are you asking him to interpret
 7        what he thinks this handwriting says?
 8             MR. LINDNER:  Yes.
 9        Q    Okay, so now it says, Peter -- Can you
10   read the sentence?
11             MS. PARK:  Which one?  Are we still on
12        Peter the --
13             MR. LINDNER:  Ms. Park, let him answer
14        and then you can ask your question later.
15        A    Which one?
16        Q    The one with the double dots you were
17   saying.
18             MS. PARK:  Double dots?
19             MR. LINDNER:  Qing used that phrase.
20        Q    Qing, can you just start reading where
21   it says Peter?
22        A    Yes.
23        Q    Do you see the word Peter, yes or no?
24        A    I see Peter, yes.
0365
 1                            Lin
 2             MS. PARK:  There are two sentences
 3        that start with Peter.
 4             MR. LINDNER:  Ms. Park, that's good.
 5        Q    Whichever one, please start reading?
 6        A    Peter is technical -- I don't know --
 7   Guy, it looks like.
 8        Q    Peter is technical guy, does that sound
 9   like something you would say?
10             MS. PARK:  Objection to form.
11        A    Does that sound like something I would
12   say?
13        Q    Yes.
14        A    Yes.
15        Q    It does.  Do you recall saying that?
16        A    I do not remember the exact words.  I
17   remember, yeah, I do, say that.
18        Q    Something to that effect?
19        A    Yes.
20        Q    What does the next line say?
21        A    It's --
22        Q    It's whether.  I'll read it.
23             MS. PARK:  Are you --
24             MR. LINDNER:  He is having trouble
0366
 1                            Lin
 2        reading it.
 3             MS. PARK:  Ask him a question, Mr.
 4        Lindner.
 5        Q    Are you having trouble reading that?
 6        A    Yes, I have trouble reading it.
 7        Q    So, this is how I read it, whether you
 8   hire him or not is your decision.  Does that look
 9   like it?
10             MS. PARK:  Don't guess, Mr. Lin.
11             MR. LINDNER:  I'm asking him to guess.
12             MS. PARK:  No, and I'm directing him
13        not to guess.
14             MR. LINDNER:  Your objection is noted.
15        Q    Qing, I'd appreciate an answer.  Does it
16   look like it says, Whether you hire him or not is
17   your decision, yes or no?
18        A    I'm following my attorney's
19   instructions.
20        Q    You could still answer.  We could strike
21   it from the record later.  Does it look like that
22   or not?  Qing, I'm directing you to answer.
23        A    I'm not answering, based on my
24   attorney's --
0367
 1                            Lin
 2             MS. PARK:  Go ahead.  If you can
 3        answer it, then answer it.  But I'm asking
 4        you not to guess.
 5        A    So what do you want me --
 6        Q    Does it look like, whether you hire him
 7   or not is your decision?  Does it look like that
 8   or not?
 9        A    It does look like.
10        Q    Is that the type of thing you would say.
11             MS. PARK:  Objection to form.
12        Q    Did you actually say that to --
13        A    I don't remember saying that.
14        Q    -- Jason Brown?
15        A    I do not remember saying it to Jason
16   Brown.
17        Q    Let's look at the next sentence.  This
18   is how I read it.  I'm not sure whether he can
19   be -- I can't read the next word, something AXP.
20   Does AXP mean anything to you?
21        A    AXP is stock (sic) symbol for American
22   Express.
23        Q    So, in effect it's saying, I'm not sure
24   whether he can be something at American Express?
0368
 1                            Lin
 2             MS. PARK:  Objection to form.
 3        Q    Yes or no?
 4        A    What is the question?
 5        Q    Did you make a statement to anyone that
 6   you are not sure whether he can be at American
 7   Express?
 8             MS. PARK:  Objection to form.
 9        Q    Did you make such a statement, because
10   these are Jason's notes that --
11        A    I don't know what the statement is
12   because I do not understand the statement first.
13   But, if you are asking me now, I do not remember
14   saying anything regarding that.  I do not remember
15   it.
16        Q    You don't remember it.  Okay.  Actually,
17   I had a conversation with Jason Brown and he told
18   me that you said that, Peter, I'm not sure if
19   Peter Lindner can work here, and this document
20   says, I'm not sure whether he can be, I'm not
21   sure, at American Express.  So, what I was told by
22   Jason Brown was, I don't know whether Peter
23   Lindner can work here.  And because Jason made
24   that sentence, as I understand it, I'm able to see
0369
 1                            Lin
 2   this document.  In other words, that broke the
 3   Attorney/Client Privilege?
 4             MS. PARK:  Is there a question?
 5        Q    Yes.  So, it goes on further and it
 6   says, something -- no discussion with Boaz about
 7   this.  Do you see that?
 8             MS. PARK:  Objection to form?
 9        A    Which line?
10        Q    Keep going.  It says, Boaz asked did
11   you -- something -- leadership -- Lin --
12   something -- discussing with Boaz about this?
13             MS. PARK:  Objection to form.
14        Q    Do you see that?
15        A    I see this line.  I cannot read the
16   handwriting.
17        Q    Do you see the word Boaz?
18        A    Yes.
19        Q    Okay.  So, anyhow, this is a document
20   that talks about Peter, the technical guy, which
21   you feel you might have said.  It describes your
22   position; is that correct?
23             MS. PARK:  Objection to form.
24        Q    Qing, does it describe your position,
0370
 1                            Lin
 2   your title at the time?
 3             MS. PARK:  Objection to form.  He
 4        hasn't testified that he has seen this --
 5             MR. LINDNER:  I'm not asking him
 6        whether he has seen this.
 7             MS. PARK:  You're asking him to
 8        interpret the handwriting on that.
 9             MR. LINDNER:  I'm asking him --
10        A    Peter, your question is, as of now, I'm
11   sitting here --
12        Q    Yes.
13        A    -- reading this handwriting document
14   what it says here?
15        Q    Yes.
16        A    And I have to tell you it is not
17   complete sentence.  I cannot read part of this
18   handwriting.
19        Q    I know it's part of a sentence.
20        A    So, that I do not know.  And you are
21   asking what was my title during February 2006 --
22        Q    Yes?
23        A    -- and I gave you my answer.
24        Q    Which was very similar to what he has at
0371
 1                            Lin
 2   the top of the page, assuming Jason Brown wrote
 3   this?
 4        A    I can't read part of the sentence so --
 5        Q    Well, you can words in the sentence and
 6   --
 7        A    Something can overlap with my title.
 8        Q    Right.  Okay.  Did Jason Brown tell you
 9   why he called you?
10             MS. PARK:  Objection to form.  He
11        hasn't testified who called whom.
12        Q    Did you call Jason?
13        A    No.
14        Q    Did Jason call you?
15        A    Yes.
16        Q    Did he tell you why he called you?
17        A    So, the conversation he called to ask
18   question, yes.
19        Q    Did he tell you was he calling on his
20   own initiative or was he calling on someone else's
21   behalf?
22             MS. PARK:  Objection to form.
23        A    So, I do not understand what do you mean
24   someone else behalf?
0372
 1                            Lin
 2        Q    In other words, did he say, You know, I
 3   was thinking about you and I thought I'd ask you
 4   this question.  That would be one example.  Or did
 5   he say, Somebody asked me to give you a call?
 6        A    I do not remember if he told me either
 7   someone asked him to give me a call.  He give me a
 8   reason why he call me but --
 9        Q    What was that reason?
10        A    Because you complained about me giving
11   you a bad reference.
12        Q    And therefor he decided to call you?
13             MS. PARK:  Objection to form.
14        A    I do not know what he decide or not so
15   --
16        Q    You --
17        A    I don't know why he decided he call me.
18        Q    What made him decide to call you?
19        A    I don't know what his rationale.  He
20   called me, yes.
21        Q    Well, I'll tell you what that rationale
22   is.  Do you wish to know what his is rationale is,
23   as I understand it?
24        A    For the interest of time --
0373
 1                            Lin
 2        Q    Yes, in the interest of time.
 3             MS. PARK:  And, Mr. Lin, I'll instruct
 4        you that you don't have to accept Mr.
 5        Lindner's characterization or rationale.
 6        Q    Do you wish to know?
 7        A    No.
 8        Q    By the way, in that conversation with
 9   Jason Brown, did you take any notes?
10        A    In this conversation?
11        Q    Yes.
12        A    I do not think so.
13        Q    If you had, where would they be?
14        A    I do not think I took notes.
15        Q    Do you think that Jason was on your
16   calendar or he just called?
17        A    I do not remember.  He could have just
18   called me.
19        Q    Okay, here we go.  It took a while but I
20   found it.  Do you recall what the date is on that
21   handwritten document?
22             MS. PARK:  Objection to form.
23        Q    Do you see what that date is at the top
24   of the document?
0374
 1                            Lin
 2             MS. PARK:  Objection to form.
 3        A    I cannot tell.  It is 2/ something '06.
 4        Q    And that, I would take to mean
 5   February 2006.  Is that how you would interpret
 6   it?
 7        A    It could be.
 8        Q    What else could it be?
 9        A    I do not know.  It says, 2 something
10   '06.  Are you asking me to read it?
11             MR. LINDNER:  Yes.  I was asking for
12        your opinion.  I'm introducing, I hope, my
13        last exhibit, Exhibit Plaintiff's 5.
14                       (Whereupon Plaintiff's
15                       Exhibit 5 was received and
16                       marked for identification,
17                       as of this date.)
18        Q    Here we go.  Here is a document and it's
19   dated.  It has a date on it.  So, I'm going to
20   show it to you.  Qing, I hope you could look at
21   it.  It is a document that is multi paged.  It has
22   many pages in it.  It might be anywhere from six
23   to eight pages in it.  Maybe more.  Maybe less.
24   It is dated Tuesday, January 17, 2006.  It is to
0375
 1                            Lin
 2   Mr. Steven Norman.  And --
 3             MS. PARK:  Yeah, and I'm going to note
 4        for the record there is no indication that
 5        this document was produced to me, since it
 6        has no bate stamp numbering, which your
 7        attorneys did put on all the documents that
 8        were produced to me, Mr. Lindner.  So, this
 9        causes me some concern.
10             MR. LINDNER:  I share your concern.  I
11        wish I could have given it to you in ESI
12        format but unfortunately we didn't have
13        that and my lawyer didn't request it and I
14        think he made mistakes.  I think if we got
15        the electronic format we would not have had
16        those mistakes.
17        Q    So, in it is a letter from me, Peter
18   Lindner, to Steven Norman, with a copy to Boaz
19   Salik.  Do you see that, Qing?
20        A    I'm sorry?
21        Q    Do you see who the letter is to?
22             MS. PARK:  Why don't you ask him if he
23        recognizes it?
24        Q    Do you recognize the letter?
0376
 1                            Lin
 2        A    No, I do not recognize this.
 3        Q    I didn't think so because you weren't
 4   copied on it, but do you see who it is to, the
 5   letter is to?
 6             MS. PARK:  We stipulate that this
 7        document appears to be addressed to Mr.
 8        Norman, Steven Norman.  I stipulate that
 9        the document has a CC on it, which
10        indicates Boaz.Salik@FisherJordan.com.
11        Q    And the point here is that I had a
12   serious -- The first sentence says, "Thanks for
13   taking the time to call me this morning about the
14   serious matter of Qing Lin violating the agreement
15   between me and American Express."
16             MS. PARK:  I stipulate that that's
17        what the first sentence of this document
18        says.
19        Q    So, can you hazard a guess?  You haven't
20   seen this document.  What this document is about?
21             MS. PARK:  Objection to form.
22        A    I do not know.  I do not know what the
23   purpose he write this.  I have not finished
24   reading it.  It's a long document.
0377
 1                            Lin
 2        Q    It is a long document but based upon the
 3   first sentence.
 4             MS. PARK:  Objection to form.
 5        Q    What is your conclusion, based upon the
 6   first sentence?
 7        A    I do not have conclusion.  I can read
 8   the first sentence back to you.
 9        Q    And read it.
10             MS. PARK:  No.
11        Q    Please read it out loud.
12             MS. PARK:  We stipulate it says,
13        "Thanks for taking the time --
14             MR. LINDNER:  He said he doesn't
15        understand it.  I don't want you to read
16        it, Ms. Park.
17             MS. PARK:  You have your answer.  He
18        doesn't understand it.  Move on.
19        Q    Can you please read the sentence out
20   loud, Qing?
21        A    "Thanks for taking the time to call me
22   this morning about this serious matter of Mr. Qing
23   Lin violating the agreement between me and
24   American Express.
0378
 1                            Lin
 2        Q    Do you understand that sentence?
 3        A    Yes, I do.
 4        Q    You know earlier Ms. Park said that you
 5   didn't understand it, and there is no need to ask
 6   you because we should move on.  But I think when
 7   you read it, you understood it; is that correct?
 8        A    So the question is, you ask me whether I
 9   can draw conclusion based on --
10        Q    No, I'm asking --
11        A    No, could you state the question?  Could
12   you go back to the question, Marian?
13             MR. LINDNER:  Very good.  Please go
14        back to the question.
15        A    His question about this sentence.
16             MS. PARK:  Ask your next question,
17        Mr. Lindner.
18                       (Record read)
19        Q    Do you understand the sentence now?
20             MS. PARK:  The first sentence.
21        A    Yes, I understand.
22        Q    And earlier you said you didn't
23   understand it.
24             MS. PARK:  Objection to form.
0379
 1                            Lin
 2        Q    I'm pointing out to Ms. Park, answering
 3   Ms. Park when she said, Look, Qing didn't
 4   understand it, let's move on.  I asked you,
 5   instead of moving on, to read the sentence out
 6   loud and then you understood it because it's a
 7   fairly simple sentence.
 8             MS. PARK:  Objection to form.
 9        A    I did not say I did not understand it.
10        Q    Maybe you didn't.  I thought --
11        A    I cannot draw a conclusion from this.
12        Q    I stand corrected but actually thought
13   you did say that.  I thought she read that again.
14   The point of the fact is that that document is my
15   asking Steven Norman to initiate an investigation
16   of your violation of the agreement, and I was
17   doing it on the basis of the Code of Conduct,
18   because he is listed as being one of the people to
19   contact.  I don't know who your compliance officer
20   is but I'm an Amex shareholder and that's how I
21   got Steve Norman's name.  You notice it is dated
22   January 17 which is prior to Jason Brown talking
23   to you.
24             MS. PARK:  Objection to form.
0380
 1                            Lin
 2        Mischaracterizing his testimony.
 3             MR. LINDNER:  Which part am I
 4        mischaracterizing?
 5             MS. PARK:  Mr. Lin testified that he
 6        does not know or recall when he spoke with
 7        Mr. Brown.
 8             MR. LINDNER:  That's right, and he
 9        doesn't need to.  But there is a note that
10        has a quote that he recognized Peter is a
11        technical guy --
12             MS. PARK:  Objection to form.  He
13        didn't even know what that document was and
14        you're asking --
15             MR. LINDNER:  He doesn't have to know.
16             MS. PARK:  Sure he does.  You're
17        making him assume facts that he has not
18        testified to.
19             MR. LINDNER:  Maybe.  You know, you
20        don't have to know something to all of a
21        sudden recognize the facts or whatever.
22             MS. PARK:  Objection to form.
23             MR. LINDNER:  Actually, I was wrong.
24        There are actually two more, documents.
0381
 1                            Lin
 2        There might be just one more depending how
 3        we go with this.
 4                       (Whereupon Plaintiff's
 5                       Exhibit 6 was received and
 6                       marked for identification,
 7                       as of this date.)
 8             MS. PARK:  I want to note for the
 9        record that Plaintiff's 6 is also a
10        document that Mr. Lindner apparently did
11        not see fit to produce to me.
12             MR. LINDNER:  Sorry that it was not
13        done.  Can we perhaps agree that we should
14        transfer documents electronically so that
15        we can get all the documents --
16             MS. PARK:  No.
17             MR. LINDNER:  -- and I have them
18        medadata (sic) with it --
19             MS. PARK:  No.
20             MR. LINDNER:  -- because I think this
21        was through an oversight?
22             MS. PARK:  No.
23        Q    Qing, this date is from April 23rd and
24   it has an attachment which --
0382
 1                            Lin
 2             MS. PARK:  Is not included.  Why don't
 3        you ask him if he recognizes this document
 4        since his name doesn't appear to be on it
 5        anywhere?
 6             MR. LINDNER:  His name does not appear
 7        to be on it?
 8             MS. PARK:  Sure.  Where is there any
 9        indication that Mr. Lin was a recipient of
10        this document.
11             MR. LINDNER:  Well, it doesn't,
12        actually.  What it does is, it had an
13        attachment, and I see that attachment was
14        Exhibit 7.  How often can I apologize to
15        give you an exhibit and this was the
16        attached document.
17                       (Whereupon Plaintiff's
18                       Exhibit 7 was received and
19                       marked for identification,
20                       as of this date.)
21        Q    So, the letter from Jason Brown to me,
22   do you see what date it is?
23             MS. PARK:  What exhibit are you
24        referring to?
0383
 1                            Lin
 2             MR. LINDNER:  The letter from Jason
 3        Brown?
 4             MS. PARK:  There are two letters from
 5        Jason Brown, what one are you referring to?
 6             MR. LINDNER:  The one previous to
 7        that.  I haven't handed it to Qing yet.
 8        Please, Ms. Park --
 9             MS. PARK:  Which exhibit?
10             MR. LINDNER:  Ms. Park.
11        Q    Do you have a letter from Jason Brown,
12   Qing?
13        A    No.
14        Q    You don't have any letter?  How about
15   Exhibit 6?
16        A    Exhibit 6, yes.
17        Q    Who's it from?
18        A    From Jason Brown.
19        Q    Okay.
20        A    It looks like an e-mail.
21        Q    It looks like an e-mail, it is an e-mail
22   and he wrote that letter and it says "An
23   attachment."  Do you see the attachment?  It says,
24   "Amex 1 268984 letter Peter Lindner DOC.
0384
 1                            Lin
 2        A    Which --
 3        Q    Under "From/To," sent attach?  Do you
 4   see:  From?
 5        A    Okay.
 6        Q    As best I can tell, this is the
 7   attachment.  Could you take a look at it?
 8             MS. PARK:  And you don't have to
 9        accept his representation.
10             MR. LINDNER:  The interesting thing is
11        that this is a document from Jason Brown.
12        So, Ms. Park --
13             MS. PARK:  Mr. Brown is not sitting
14        here. Qing Lin is sitting here.
15             MR. LINDNER:  Did you give me that
16        document?
17             MS. PARK:  I'm not answering your
18        questions.  Ask questions of Mr. Lin.
19             MR. LINDNER:  If you haven't given me
20        this document, then I make the demand that
21        it is to be produced.
22             MS. PARK:  Ask your question.
23             MR. LINDNER:  Ms. Park --
24             MS. PARK:  I'm not responding.  Ask
0385
 1                            Lin
 2        your question.
 3        Q    Do you see the date on that letter,
 4   Qing?
 5             MS. PARK:  Which letter?
 6             MR. LINDNER:  Plaintiff's 7?
 7        A    Yes.
 8        Q    What is the date?
 9             MS. PARK:  We stipulate it says
10        April 10, 2006.
11        Q    Can you read the first two sentences?
12        A    Two sentences --
13             MS. PARK:  Objection.  The document
14        speaks for itself.
15        Q    I'd like --
16             MS. PARK:  Why don't you ask him if he
17        has ever seen this document?
18             MR. LINDNER:  I'm not asking him that.
19        I'm asking him to first read it.
20        Q    So, can you read the first two
21   sentences?
22        A    Out loud?
23        Q    Out loud, please?
24        A    "I write in response to the allegations
0386
 1                            Lin
 2   raised in your numerous letters and e-mails to me,
 3   Steve Norman and Ash Gupta.  I have investigated
 4   your allegations and found them to be without
 5   merit."
 6        Q    Third sentence too.
 7             MS. PARK:  The document speaks for
 8        itself, Mr. Lindner.
 9             MR. LINDNER:  It does, but I like to
10        hear it spoken in Qing's words?
11        A    "There is no evidence that Qing Lin or
12   anyone else at American Express breached the
13   Settlement Agreement and the Release between you
14   and the company."
15        Q    Do you know what the Settlement
16   Agreement is, Qing?
17        A    The Settlement Agreement?
18        Q    Yes.
19        A    Yes, I know now.
20        Q    You know now?
21        A    Yes.
22        Q    So, you realize that I wrote, now
23   looking at these documents and seeing, assuming
24   they are genuine --
0387
 1                            Lin
 2             MS. PARK:  What documents are you
 3        referring to?
 4             MR. LINDNER:  I'm referring to several
 5        documents.  There was one document,
 6        Plaintiff's Exhibit 5, which was from Peter
 7        Lindner to Steven Norman, saying, "Dear Mr.
 8        Norman, Thanks for taking the time to call
 9        me this morning about the serious matter of
10        Qing Lin violating the agreement between me
11        and American Express.  That was written
12        January 17th.  Then we have a document
13        written --
14             MS. PARK:  Is there a question?
15        Q    Is that correct?
16        A    What is correct?
17        Q    That that document from Tuesday, January
18   17th, from me to Mr. Norman, Plaintiff's Exhibit
19   5 --
20        A    That document, what is correct?
21        Q    That it's from me to Steven Norman?
22        A    So, your question is:  Is this document,
23   as I read it now, is it from you to Steve Norman?
24        Q    Yes.
0388
 1                            Lin
 2        A    As I read it now, it looks like.
 3        Q    And the date on that is?
 4             MS. PARK:  We stipulated January 17,
 5        2006.
 6             MR. LINDNER:  Okay, but I'm trying to
 7        go continuously here.
 8        Q    The next document was DEF 370 and that
 9   was a handwritten note, which you have in front of
10   you --
11        A    Okay.
12        Q    -- and that one is dated February.  So,
13   we have a letter from me to Steven Norman in
14   January.  Now we have a document from Jason Brown
15   in February --
16             MS. PARK:  Objection to form.
17        Q    -- that has a quote from you, namely
18   that Peter is a technical guy; is that --
19             MS. PARK:  Objection to form.
20        Q    -- is that true?
21             MS. PARK:  Objection to form.
22        Q    How would you --
23             MS. PARK:  Objection to form.
24        A    I have not seen this document before, so
0389
 1                            Lin
 2   I do not know.
 3        Q    You actually saw it a few minutes ago?
 4        A    No, I have not seen this document
 5   before.
 6        Q    Before today?
 7        A    Yes.
 8        Q    But you saw it today; right?
 9        A    I saw it today, yes.
10        Q    And you stated that this sentence, that
11   Peter is a technical guy, sounds like something
12   you would say, correct?
13        A    Yes.
14        Q    And that is in February and now we have
15   --
16             MS. PARK:  Objection to form.
17        Q    And now we have a document which is from
18   April 10th where --
19             MS. PARK:  What's the exhibit number?
20             MR. LINDNER:  Exhibit Number
21        Plaintiff's 7?
22        A    Okay.
23        Q    -- where Jason Brown writes back to me,
24   saying that he looked into the allegations about
0390
 1                            Lin
 2   Qing Lin violating the code, because there were
 3   numerous letters between me, meaning Peter; me,
 4   meaning Jason Brown; Steven Norman and Ash Gupta.
 5             So, what I'm concluding here, and I'm
 6   asking you if you think this conclusion is
 7   correct, that I wrote a letter in January to
 8   Steven Norman.  Jason Brown was told by Steven
 9   Norman to investigate and talk to you, and he did
10   so by telephone, and then on April 10th Jason
11   Brown did the investigation and concluded that you
12   were not involved in a violation.  Does that sound
13   reasonable?
14             MS. PARK:  Objection to form.
15        A    So, Peter, I have not seen these
16   documents before and I do not know whether this
17   document is a fact or not.  So, I cannot draw
18   conclusion based on something.
19        Q    I understand but I think you can draw a
20   conclusion assuming that they are genuine and, by
21   the way, all of these documents are what American
22   Express has.  So, assuming that they are genuine,
23   can you conclude that Jason Norman was contacted
24   by Steven -- that Jason Brown was contacted by
0391
 1                            Lin
 2   Steven Norman and he wrote this report and he
 3   reported back to me?
 4             MS. PARK:  Objection to form.
 5        A    I cannot draw that conclusion because I
 6   do not know what I has happened to it.  I do not
 7   want to draw that conclusion.  I do not know
 8   because that's your conclusion, your logic
 9   deduction.
10        Q    What is your logic deduction?
11        A    I do not have logic deduction.  There is
12   not enough information to deduct.
13        Q    What information do you need?
14        A    I don't know.  You are asking me to draw
15   conclusion based on this piece of information?
16        Q    Yes, that is what I'm asking?
17        A    I cannot.
18        Q    Going one step further, Steven Norman
19   was the corporate secretary that was listed in the
20   Code of Conduct; correct?
21        A    Yes.
22        Q    Okay.
23        A    I do not know whether he is listed on
24   the Code of Conduct or not but he is a corporate
0392
 1                            Lin
 2   secretary, yes.
 3        Q    Is he a corporate secretary now?
 4        A    Yes.
 5        Q    Was he a corporate secretary in 2005?
 6        A    I believe so.
 7        Q    I believe so too.  That is why I have
 8   that letter to him.  Is Steven Norman in your
 9   organization?
10             MS. PARK:  Objection to form.
11        Q    What organization is Steven Norman in?
12             MS. PARK:  Objection to form.
13        Q    Do you know Steven Norman?
14        A    I know him.
15        Q    Do you know what organization he is in?
16             MS. PARK:  Objection to form.
17        A    I do not know.  He has a title of
18   corporate secretary.
19        Q    What corporation?
20        A    American Express.
21        Q    What corporation does Ash Gupta work
22   for?
23        A    American Express.
24        Q    What corporation do you work for?
0393
 1                            Lin
 2        A    American Express.
 3        Q    So, if I had a problem with you, does it
 4   make sense that I would have a problem with
 5   American Express?
 6             MS. PARK:  Objection to form.  Do you
 7        want him to read your mind?
 8        A    I don't know what your question is.
 9        Q    If I have a problem with you and I want
10   to go to your corporation, what corporation would
11   I go to?
12             MS. PARK:  Objection to form.
13        A    I don't know.  That's your decision.
14        Q    If somebody asked what corporation do
15   you work for because I want to file a complaint,
16   what corporation do you work for?
17        A    So your --
18        Q    You don't know which corporation you
19   work for?
20        A    I don't understand your question because
21   you have a qualification on the question.
22        Q    What corporation do you work for?
23        A    As of now?
24        Q    Yes.
0394
 1                            Lin
 2        A    American Express.
 3        Q    What corporation did you work for in
 4   2005?
 5        A    American Express.
 6        Q    So, if I had a problem with you in 2005
 7   and I wanted to go to the corporation, what
 8   corporation would I go to?
 9             MS. PARK:  Objection to form.
10        A    That's your decision.
11        Q    I understand but would I go to General
12   Electric, for instance?  Are they part of American
13   Express?
14        A    I don't know.  Your decision.
15        Q    Let me ask you a question:  Is General
16   Electric part of American Express?
17        A    No.
18        Q    So, if I had a problem with you and I
19   went to General Electric, that would be a mistake,
20   don't you think?
21        A    I don't know, that is your judgment.
22        Q    Would you advise him?
23        A    So, Peter are you asking me sitting here
24   my judgment.
0395
 1                            Lin
 2        Q    Yes.
 3        A    You can decide go to GE.
 4        Q    If somebody has, for instance --
 5             MS. PARK:  Asked and answered.  Move
 6        on.
 7        Q    I'm asking you a very simple question.
 8   This is not a trick question.  If you go to Macy's
 9   and you have problem with a store guy there, you
10   don't go to K-Mart to complain about it, you go to
11   Macy's, if Macy's is the company that the store
12   person worked for.  Is that correct?  When you
13   have a problem with an employee, you go to the
14   corporate --
15        A    It depends on situation.
16        Q    How about if they have a problem with an
17   American Express employee?  What corporation
18   should they go to?
19             MS. PARK:  Objection to form.
20        A    So, in your Macy's example, right?
21        Q    Yes.
22        A    If a Macy's employee stab me with a
23   knife I'll not call Macy's, I'll call police.
24        Q    Right.  That's an interesting question.
0396
 1                            Lin
 2   I think that's criminal law.  But there is another
 3   law called Civil Law.  So, if they did something
 4   that violated -- let's say they just did something
 5   rude, and you just wanted to write to somebody
 6   about it, because at that point this was not a
 7   legal issue, this was just a question of not doing
 8   something right.
 9             So, what corporation should I write to?
10   Like, for instance, you might be a wholly owned
11   subsidiary of a larger corporation.  Is American
12   Express a subsidiary of another corporation?
13        A    So, Peter, you have stated a long
14   question.  I'm sorry, I could not understand your
15   question.
16        Q    Is American Express a subsidiary of
17   another corporation?
18        A    No.
19        Q    And you work for American Express?
20        A    Yes.
21        Q    The title of the suit is Lindner versus
22   American Express.  Do you feel --
23             MS. PARK:  Asked and answered.
24        Q    Do you feel that's an accurate --
0397
 1                            Lin
 2        A    I do not know.
 3        Q    So, if it said, Lindner versus General
 4   Electric, you would feel you wouldn't known that
 5   either?
 6        A    That is your decision who to sue.
 7        Q    No, no, the statement says American
 8   Express.
 9             MS. PARK:  Mr. Lindner --
10             MR. LINDNER:  Please --
11        Q    It says, Lindner versus American
12   Express; right?
13             MS. PARK:  We stipulate your
14        Complaint --
15        Q    American Express Corporation?
16        A    Yes.
17        Q    That is the corporation you work for;
18   right?
19        A    Yes.
20        Q    If it said, Lindner versus American
21   Express Travel Related Services, is that the
22   company you work for?
23        A    I do not know the legal structure.  Yes,
24   it could be.
0398
 1                            Lin
 2        Q    Do you work for Travel Related Services?
 3        A    I do not know.  At this moment Travel
 4   Related Services we don't go by the business unit
 5   internally.  So, I do not know the legal
 6   structures.
 7        Q    You work for American Express, yes or
 8   no?
 9        A    Yes.
10        Q    Do you work for American Express Travel
11   Related Services?
12             MS. PARK:  Objection, asked and
13        answered.
14             MR. LINDNER:  I'm asking him a
15        question.
16             THE VIDEOGRAPHER:  I'm going to run
17        out of tape.
18             MR. LINDNER:  Okay, I understand,
19        please.
20        A    I do not know at this moment.
21        Q    You don't know if work with Travel
22   Related Services?
23        A    I do not know.
24        Q    Do you work for American Express?
0399
 1                            Lin
 2        A    Yes.
 3        Q    Do you work for American Express,
 4   Corporation?
 5        A    Yes.
 6             MR. LINDNER:  Thank you very much.
 7        End of the deposition.  Do you have any
 8        objections to ending this?  I'd like to
 9        adjourn the deposition, but I think I'm
10        done, but I have to check the transcript.
11             MS. PARK:  No, I'm not.  This is it,
12        Mr. Lindner.  This is it.  We are not
13        producing Mr. Lin again.
14             MR. LINDNER:  Well, I think I have
15        enough but if something comes up, if I get
16        all my documents, I think I'll be okay.
17             THE VIDEOGRAPHER:  This concludes
18        today's proceedings.  The total number of
19        tapes used was five.  We are off the record
20        at 7:11.
21                       (Time noted 7:11 p.m.)
22
23
24
0400
 2                   WITNESS CORRECTION SHEET
 3
 4   PAGE \ LINE \ CORRECTION
 5   __________________________________________________
 6   __________________________________________________
 7   __________________________________________________
 8   __________________________________________________
 9   __________________________________________________
10   __________________________________________________
11   __________________________________________________
12   __________________________________________________
13   __________________________________________________
14   __________________________________________________
15   __________________________________________________
16   __________________________________________________
17   __________________________________________________
18   __________________________________________________
19   __________________________________________________
20   __________________________________________________
21
22                          _________________________
                            QING LIN
23
     Subscribed and sworn to before me
24   this _____ day of ____________, 2009
0401
 1   STATE OF NEW YORK    )
 2                           )   SS:
 3   COUNTY OF WESTCHESTER)
 4                I,             , a                     , do
 5   hereby certify that having been first duly
 6   sworn to testify to the truth, the whole truth,
 7   and nothing but the truth, gave the above
 8   deposition, which was recorded stenographically
 9   and reduced to this original transcript.
10
11           I FURTHER CERTIFY that the foregoing
12   transcript of the said deposition is a true and
13   correct transcript of the testimony given by me at
14   the time and place specified herein before.
15
16            I FURTHER CERTIFY that any corrections
17   or changes to this testimony hae been made by me on
18   the page provided for that purpose captioned
19   "Witness's Correction Sheet," which has also been
20   signed by me before a Notary Public.
21                     ________________________
                       QING LIN
22
     Subscribed and sworn to before me this _____ day
23   of ______________ 2009.
                                       Notary Public
23
0402
 1             C E R T I F I C A T I O N
 2
 3          I, MARIAN PENDER O'NEILL, a Court Reporter
 4   and Notary Public within and for the State
 5   of New York, do hereby certify:
 6           That the witness whose deposition
 7   is herein before set forth, was duly sworn
 8   by me, and that the within transcript is a
 9   true record of the testimony given by such
10   witness.
11            I further certify that I am not
12   related to any of the parties to this action
13   by blood or marriage, and that I am in no way
14   interested in the outcome of this matter.
15             IN WITNESS WHEREOF, I have hereunto
16   set my hand this    day of                , 2009.
17
18
19
20                         ______________________
21                         MARIAN PENDER O'NEILL
22
23

0403
 1                         I N D E X
 2
 3   WITNESS
 4   Qing Lin
 5
 6   EXAMINATION BY                   PAGE
 7   Mr. Lindner                       4
 8                            o0o
 9
10   INFORMATION TO BE PROVIDED       PAGE
11   Provide Mr. Lin's resume when     39
     he applied to American Express
12
13   Provide log of messages Mr. Lin   76
     sent to Fisher Jordan
14
15   Provide organization charts from 168
     1998/1999
16
17   Provide any documents that       252
     Mr. Lin has made reference to
18   that have not been produced
19
20   Provide documents relating to    260
     Fisher Jordan contracts
21
22             (Continued on the following page)
23

0404
 1                         I N D E X
 2
 3   INFORMATION TO BE PROVIDED             PAGE
 4
 5   Provide Tessa Alert's phone            269
     number
 6
 7   Provide Tessa Alert's schedule         272
 8   Provide name of group who checked      275
     Mr. Lin's calender
 9
10   Provide personel file for Qing Lin     285
11   Provide documents that would list      290
     who instructed whom
12
13   Provide document that shows who        290
     instructed Ash Gupta
14
15   Provide documents on Gillian Clements  353
16   Provide document from Jason Brown      384
17
18   MARKED FOR A RULING                        PAGE
19
20   Line 13 through 17                           30
21
22             (Continued on the following page)
23

0405
 1                         I N D E X
 2
 3   MARKED FOR A RULING                       PAGE
 4
 5   Line 7 through line 16                    35-37
 6   Line 5 through 12                            43
 7   Line 5 through 8                             45
 8   Line 23 through 3                            169-170
 9
10
11             (Continued on the following page)
12
13
14
15                      E X H I B I T S
16
17
     PLAINTIFF'S                                PAGE
18
19       1         Settlement Agreement and     160
                   General Release
20
21       2         Amended Complaint            181
22       3         Answer                       182
23       4         American Express Code of     299
                   Conduct
23
0406
 1       5         E-mails                      374
 2
         6         E-mails                      381
 3
         7         Letter                       382
 4
         11        Copies of handwritten notes  359
 5
 6
 7
 8
 9
10
11
12
13
14
15
16
17
18
19
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23